                                                                    EXHIBIT 10.2



BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                      LEASE

         DATE:            April 14, 2004

         LANDLORD:        PANATTONI DEVELOPMENT COMPANY, LLC,
                          a California limited liability company

         TENANT:          BIG 5 CORP., a Delaware corporation

         LOCATION:        Sycamore Canyon Boulevard
         CITY OF:         Riverside
         COUNTY OF:       Riverside
         STATE OF:        California

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BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                TABLE OF CONTENTS

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ARTICLE 1:   TERM................................................................................       2

ARTICLE 2:   RENTAL..............................................................................       9

ARTICLE 3:   POSSESSION AND TITLE................................................................      11

ARTICLE 4:   SIGNS AND COMMUNICATION EQUIPMENT...................................................      16

ARTICLE 5:   USE OF PREMISES; UTILITIES; COMPLIANCE WITH LAWS....................................      16

ARTICLE 6:   TAXES AND LIENS.....................................................................      19

ARTICLE 7:   REPAIRS.............................................................................      22

ARTICLE 8:   ALTERATIONS; SURRENDER OF PREMISES..................................................      25

ARTICLE 9:   DAMAGE OR DESTRUCTION...............................................................      27

ARTICLE 10:  INSURANCE AND INDEMNITY.............................................................      30

ARTICLE 11:  ASSIGNMENT AND SUBLETTING...........................................................      34

ARTICLE 12:  EMINENT DOMAIN......................................................................      35

ARTICLE 13:  ATTORNEYS' FEES.....................................................................      38

ARTICLE 14:  PERMITS AND LICENSES................................................................      38

ARTICLE 15:  EXTENSION OF TERM...................................................................      38

ARTICLE 16:  SUBORDINATION.......................................................................      39

ARTICLE 17:  TENANT'S DEFAULTS...................................................................      40

ARTICLE 18:  LANDLORD'S DEFAULTS.................................................................      42

ARTICLE 19:  NOTICES.............................................................................      43

ARTICLE 20:  MISCELLANEOUS PROVISIONS............................................................      44

                                      (i)
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BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

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EXHIBITS

EXHIBIT A:      DESCRIPTION OF LAND
EXHIBIT B-1:    SITE PLAN OF LAND
EXHIBIT B-2:    PROPOSED FINAL MAP
EXHIBIT C:      CONSTRUCTION
EXHIBIT D:      PERMITTED ENCUMBRANCES
EXHIBIT E:      NON-DISTURBANCE, ATTORNMENT AND SUBORDINATION
                AGREEMENT
EXHIBIT F:      LANDLORD'S WAIVER-INVENTORY
EXHIBIT G:      MEMORANDUM OF LEASE
EXHIBIT H:      COMMENCEMENT CERTIFICATE
EXHIBIT I:      DELIVERY CONDITION

                                      (ii)

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                      INDEX

                                                                              Page(s)
                                                                              -------
AAA........................................................................     36
Acquisition Date...........................................................      1
additional rent............................................................     11
Adjustment Date............................................................      9
Approved Title Exceptions..................................................     12
Base Index.................................................................     10
Brokers....................................................................     45
Building...................................................................      1
Building/Site Work.........................................................      2
Change of Ownership........................................................     20
Claims.....................................................................     33
Commencement Date..........................................................      2
Communication Equipment....................................................     16
Comparison Index...........................................................     10
Construction Escrow........................................................     28
Delivery Condition.........................................................      4
Delivery Date..............................................................      2
Delivery Deadline Date.....................................................      6
Earthquake Insurance Coverage..............................................     31
Encumbrances...............................................................     12
Excess Costs...............................................................     28
Experienced Contractor.....................................................     27
Expiration Date............................................................      2
First Period...............................................................      9
Fixed Rent.................................................................      9
Fixturization Period.......................................................      3
Fixturization Work.........................................................     10
Force Majeure Delays.......................................................      7
Grading Commencement.......................................................      5
Grading Commencement Outside Date..........................................      5
Hazardous Materials........................................................     15
Improvements...............................................................      1
Index......................................................................     10
Interest Rate..............................................................     22
JAMS.......................................................................     36
Land.......................................................................      1
Land Acquisition...........................................................      1
Landlord...................................................................      1
Landlord Delays............................................................      3
Landlord's Contractor......................................................      6
Landlord's Maintenance Obligations.........................................     22
Landlord's Representatives.................................................     33

                                     (iii)

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                                                              Page(s)
                                                                              -------
Landlord's Termination Notice..............................................     28
Landlord's Work............................................................      1
Landlord's Work Costs......................................................      8
Larger Parcel..............................................................      1
Lease......................................................................      1
Leasehold Title Commitment.................................................     14
Leasehold Title Policy.....................................................     14
Maximum Earthquake Premium.................................................     31
Memorandum of Lease........................................................     44
Memorandum of Lease Amendment..............................................      2
No Dollar Limit............................................................     23
Official Records...........................................................      1
Option Period..............................................................     38
Option Periods.............................................................     38
Outside Operations Date....................................................      3
Partial Taking.............................................................     35
Permit Issuance............................................................      5
Permit Issuance Outside Date...............................................      5
Permitted Deed of Trust....................................................     12
Permitted Easements........................................................     12
Permitted Encumbrances.....................................................     12
Permitted Use..............................................................     16
Premises...................................................................      1
Pricing Request............................................................      5
Pricing Statement..........................................................      5
Proposed Final Map.........................................................      1
Punchlist Items............................................................      5
Ready for Occupancy........................................................      4
Ready for Occupancy Outside Date...........................................      7
Real Property Taxes........................................................     20
rent.......................................................................     11
Rentable Area..............................................................      8
rental.....................................................................     11
rentals....................................................................     11
rents......................................................................     11
Second Period..............................................................      9
Signs......................................................................     16
Site Plan..................................................................      1
SNDA.......................................................................     39
Subdivision................................................................      1
Subdivision Outside Date...................................................      1
Systems....................................................................     22
Tax Statements.............................................................     21
Tenant.....................................................................      1

                                      (iv)
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BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                                                              Page(s)
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
Tenant Change Order........................................................      4
Tenant Delays..............................................................     12
Tenant Design Problem......................................................      4
Tenant Improvement Allowance...............................................      8
Tenant Improvements........................................................      1
Tenant Termination Amount..................................................      8
Tenant's Election Notice...................................................     32
Tenant's Eminent Domain TI Proceeds........................................     36
Tenant's Representatives...................................................     33
Tenant's Termination Insurance Proceeds....................................     32
Term.......................................................................      2
Terminable Event...........................................................      6
Threshold Amount...........................................................     28
TI Costs...................................................................      8
to Landlord's actual knowledge.............................................     15
Total Taking...............................................................     35
Uninsured Casualty.........................................................     28

                                      (v)

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

         THIS LEASE ("LEASE") is made and entered into as of the 14th day of April, 2004, by and between PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company ("LANDLORD"), owner of the Premises (defined in the following paragraph below), and BIG 5 CORP., a Delaware corporation ("TENANT").

                                    RECITALS

         A. Land, Building and Premises. That for and in consideration of the rental hereinafter reserved, and of the mutual covenants, agreements, and conditions hereinafter contained, and upon all of the terms and provisions of this Lease, Landlord does hereby lease to Tenant, and Tenant does hereby rent from Landlord, for the Term as set forth in Article 1 below, the following (collectively, the "PREMISES"): (i) that certain parcel of real property (the "LAND") containing approximately 46.64 gross acres (approximately 44.81 net acres after dedication of Crest Ridge Drive and the expansion parcel for Sycamore Canyon Boulevard to the City of Riverside, as contemplated by the Proposed Final Map, as defined below), situated on Sycamore Canyon Boulevard, in the City of Riverside, County of Riverside, State of California, as more particularly described in Exhibit A attached hereto and made a part hereof and more particularly shown on the site plan attached hereto as Exhibit B-1 and made a part hereof (the "SITE PLAN"); (ii) the warehouse/distribution building (the "BUILDING") having dimensions of approximately 1,560 feet by 600 feet and containing a total of approximately 953,132 square feet of Rentable Area (as defined in Paragraph 1.6 below) to be constructed by Landlord on the Land pursuant to the terms and provisions of this Lease, which Rentable Area shall be subject to adjustment in accordance with Paragraph 1.6 below; (iii) the "IMPROVEMENTS", which means, collectively, the Building and all other structures, driveways, entrances and exits, parking areas, landscaping, utilities, drainage facilities, lighting and curb cuts, and all other improvements and fixtures (excluding Tenant's trade fixtures and personal property) now or hereafter located on the Land; and (iv) all easements, rights and appurtenances now or hereafter appurtenant thereto.

         B. Acquisition and Subdivision of Land. Notwithstanding anything to the contrary contained in this Lease, the parties acknowledge and agree that Landlord does not currently own the Land, and the Land is part of a larger approximately 96 acre parcel (the "LARGER PARCEL") as depicted on the Proposed Final Map which is in the process of being purchased and subdivided by Landlord. It is anticipated by the parties that on or before June 1, 2004 (the "ACQUISITION OUTSIDE DATE"), Landlord will cause all of the following events (herein referred to collectively as the "LAND ACQUISITION") to occur: (i) acquisition by Landlord of fee simple title to the Larger Parcel (including the Land) from the current owner thereof, as evidenced by the recordation of a grant deed in favor of Landlord for the Larger Parcel (including the Land) in the official records of the county in which the Premises are located (the "OFFICIAL RECORDS"); and (ii) recordation of the Memorandum of Lease (as defined in Paragraph 20.2 below) in the Official Records immediately following the recordation of such grant deed. It is also anticipated by the parties that on or before October 1, 2004 (the "SUBDIVISION OUTSIDE DATE"), Landlord will cause all of the following events (hereinafter referred to collectively as the "SUBDIVISION") to occur: (A) the subdivision of the Land from the Larger Parcel into a legally subdivided parcel pursuant to a final parcel map recorded in the Official Records, which final parcel map shall be based upon and substantially in accordance with that certain proposed final parcel map no. 31139-1 (the "PROPOSED FINAL MAP") on which the Land is depicted as Parcel 1 thereof (a copy of which

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BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

Proposed Final Map is attached hereto as Exhibit B-2), and subject only to the conditions for such subdivision as set forth on the Proposed Final Map (which conditions Landlord shall satisfy and cause to be deleted, at its expense, prior to recordation of such final parcel map); (B) subject to the following provisions of this Recital B, recordation in the Official Records of a memorandum of lease amendment (the "MEMORANDUM OF LEASE AMENDMENT") to be executed by the parties as provided in Paragraph 20.2 below, which modifies the Memorandum of Lease to (1) reflect that the subdivision of the Land from the Larger Parcel has occurred, and (2) attach thereto the legal description of the Land, as so subdivided, as the land component of the Premises; and (C) receipt by Tenant of the Leasehold Title Policy or Leasehold Title Commitment for the Premises, as the case may be, as defined in and pursuant to the provisions of Paragraph 3.3 below. It is currently contemplated by the parties that the Land Acquisition will occur prior to the Subdivision, but in the event Landlord causes the Land Acquisition and Subdivision to occur concurrently, then notwithstanding the foregoing provisions of Recital B to the contrary, (1) the parties shall not record the Memorandum of Lease Amendment, and (2) prior to recordation of the Memorandum of Lease, a modified version of the Memorandum of Lease shall be executed by the parties and delivered to the escrow holder described in Paragraph 20.2 below in substitution for the originally executed Memorandum of Lease in order to eliminate references to the Larger Parcel and such Subdivision and to reference and attach thereto as an exhibit the legal description of the Land, as so subdivided, as the land component of the Premises. If Landlord fails to either (x) effect the Land Acquisition by the Acquisition Outside Date, as evidenced by written notice thereof (together with conformed copies of the recorded grant deed of the Larger Parcel, including the Land, in favor of Landlord and the recorded Memorandum of Lease) delivered by Landlord to Tenant on or before such Acquisition Outside Date, or (y) effect the Subdivision by the Subdivision Outside Date, as evidenced by written notice thereof together with conformed copies of the recorded final parcel map subdividing the Land from the Larger Parcel, and the recorded Memorandum of Lease Amendment (if applicable), then, in either such case, and in addition to Tenant's other rights and remedies set forth in this Lease, Tenant shall have the rights set forth in Paragraph 1.5 below.

ARTICLE 1: TERM.

         1.1 Commencement Date. The term of this Lease (the "TERM") shall be for a period of approximately ten (10) years commencing upon the Commencement Date (as defined hereinbelow), and expiring upon the date (the "EXPIRATION DATE") that is the last day of the calendar month which is ten (10) years after the Commencement Date, unless extended or sooner terminated as provided in this Lease. The "COMMENCEMENT DATE" shall be the date that is the earlier of: (i) the later of (A) January 1, 2005, and (B) that date which is ninety (90) days after the date (the "DELIVERY DATE") Landlord delivers to Tenant possession of the Premises in the Delivery Condition (as defined in Paragraph 1.4.1 below), subject, however to acceleration (but not before January 1, 2005) due to Tenant Delays (as defined and provided in Paragraph 6 of Exhibit C) and/or extension and postponement as provided in Paragraph 1.2 below; or (ii) the date Tenant actually commences its ordinary business operations in the Building (which shall be subject to Tenant obtaining all applicable licenses therefor required by Applicable Laws, as defined in Paragraph 1.2 below). For purposes of this Paragraph 1.1, Tenant shall be considered to have commenced its ordinary business operations in the Building when it has personnel and inventory on-site within the Building and is able to commence distribution of that inventory from the Building. Accordingly, the mere fact that Tenant has commenced the storage of inventory at

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BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

the Premises shall not be considered the commencement of its ordinary business operations in the Building. Landlord shall give Tenant thirty (30) days' advance notice of the date possession of the Premises shall be delivered to Tenant in the Delivery Condition. Said delivery of possession of the Premises to Tenant in the Delivery Condition shall be made in full compliance with the terms and conditions of Article 3 of this Lease and Exhibit C attached hereto.

         1.2 Fixturization Period. During such ninety (90) day period set forth in Paragraph 1.1 above (the "FIXTURIZATION PERIOD"), Tenant intends to install certain "Fixturization Work" within the Building, as defined and described in Exhibit C attached hereto, and in connection with the installation of the Fixturization Work: (i) Tenant shall have uninterrupted access to the Building and Premises to install the Fixturization Work during the Fixturization Period, subject, however, to Landlord's rights of access as are reasonably necessary for Landlord to complete Landlord's Work and make the Premises Ready for Occupancy (as defined in Paragraph 1.4.2 below) during the ninety (90) day period immediately following the Delivery Date; and (ii) Landlord shall use commercially reasonable efforts, at no cost to Landlord, to assist Tenant in obtaining (at Tenant's expense) all governmental permits and approvals for such Fixturization Work (including, without limitation, racking permits, applicable fire department approvals and permits for Tenant's proposed guns and ammunition areas in the Building). If Tenant's installation of the Fixturization Work and/or commencement of Tenant's ordinary business operations in the Building following delivery of possession thereof to Tenant in the Delivery Condition shall be delayed by reason of any Landlord Delays (as defined in Paragraph 1.3 below), then the Fixturization Period shall be extended and accordingly the Commencement Date of the Term of this Lease shall be postponed for a period equal to the duration of such Landlord Delays. In the event any of such Landlord Delays delay Tenant's commencement of business operations in the Building for a period beyond the date which is eighteen (18) months after the date of execution of this Lease (the "OUTSIDE OPERATIONS DATE"), Tenant may elect to terminate this Lease by written notice delivered to Landlord within sixty (60) days after the Outside Operations Date, and Tenant shall be entitled to receive from Landlord the Tenant Termination Payment as defined in and pursuant to Paragraph
1.5.5 below.

         1.3 Landlord Delays. As used herein, "LANDLORD DELAYS" shall mean any delays in the installation of the Fixturization Work, and/or the commencement of Tenant's ordinary business operations in the Building following delivery of possession of the Premises to Tenant in the Delivery Condition, actually caused by any of the following (but only to the extent such delays are not caused by Tenant Delays or Force Majeure Delays, as defined in Paragraph
1.5.4 below):

                  (i) Landlord's failure or refusal to (A) give authorizations, approvals or disapprovals within the time periods required under this Lease or Exhibit C, (B) disburse and/or pay when due the cost of Landlord's Work required to be paid for by Landlord (including disbursement of the Tenant Improvement Allowance) in accordance with Exhibit C, or (C) otherwise comply with the time deadlines and/or schedules set forth in this Lease and/or Exhibit C;

                  (ii) Landlord's breach of any provisions of this Lease or Exhibit C;

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BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                  (iii) any unreasonable interference with Tenant's installation of the Fixturization Work caused by Landlord's Work, including, without limitation, any failure by Landlord to provide Tenant with uninterrupted access to the Building and Premises to install the Fixturization Work after the Delivery Date as required in Paragraph 1.2 above and thereafter commence its ordinary business operations in the Building;

                  (iv) (A) any defects in the design and/or construction of Landlord's Work or failure of Landlord to comply with all Applicable Laws and/or the requirements of Exhibit C in connection with the design and construction of Landlord's Work, including, without limitation, any failure of Landlord's Work to meet the Delivery Condition requirements as of the date the Premises are delivered to Tenant, and/or (B) incorrect or incomplete Final Plans (as defined in Exhibit C) for Landlord's Work and/or the failure of the Final Plans to comply with Applicable Laws or otherwise meet the requirements set forth in Exhibit C;

                  (v) revisions made to the Final Plans after approval thereof by Landlord and Tenant unless required by Tenant Change Orders (as defined in Exhibit C) requested by Tenant pursuant to Exhibit C;

                  (vi) Landlord's failure to complete Landlord's Work and make the Premises Ready for Occupancy within the ninety (90) day period following the Delivery Date; and/or

                  (vii) any other acts, negligence or omissions of or by Landlord or Landlord's employees, agents, contractors, licensees or invitees.

         1.4      Delivery Condition; Ready for Occupancy.

                  1.4.1 Delivery Condition. For purposes hereof, the Premises shall be deemed to be in the "DELIVERY CONDITION" after Landlord has caused both the Land Acquisition and the Subdivision to occur, and when all of Landlord's Work for the Premises to be constructed by Landlord pursuant to Exhibit C has been completed to the extent set forth on Exhibit I attached hereto, and otherwise to such extent so as to not unreasonably delay or interfere with Tenant's installation of the Fixturization Work described in Paragraph 1.2 above. Immediately prior to Landlord's delivery of possession of the Premises to Tenant in the Delivery Condition, Landlord and Tenant shall conduct a joint walk-through of the Premises to confirm whether or not the Premises are in fact in the Delivery Condition as described in and required by Exhibit I and this Paragraph 1.4.1. The parties acknowledge and agree that the Delivery Date will occur prior to completion of all of Landlord's Work, and that Landlord will be completing the remainder of Landlord's Work and causing the Premises to be Ready for Occupancy during Tenant's Fixturization Period while Tenant is installing the Fixturization Work.

                  1.4.2 Ready for Occupancy. Landlord covenants to complete Landlord's Work (subject to the Punchlist Items, as defined below in this Paragraph 1.4.2) and cause the Premises to be Ready for Occupancy within ninety
(90) days after the Delivery Date. For purposes hereof, the Premises shall be deemed "READY FOR OCCUPANCY" when:

                           (i)      Landlord has caused both the Land
Acquisition and the Subdivision to occur;

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                           (ii)     all of Landlord's Work has been completed in
accordance with the Final Plans, all Applicable Laws, and the provisions of Exhibit C, excepting only those incomplete items of finishing and/or correction work (collectively, the "PUNCHLIST ITEMS") which (A) are of such a nature that they will not and do not unreasonably delay or interfere with Tenant's completion of the Fixturization Work or Tenant's commencement of its ordinary business operations from the Premises following Tenant's completion of the Fixturization Work, and (B) are identified on a list to be jointly prepared and mutually agreed upon by Landlord and Tenant as provided hereinbelow (provided, however, that such Punchlist Items shall be completed by Landlord within thirty
(30) days after such substantial completion);

                           (iii)    a certificate of occupancy (or a temporary
certificate of occupancy or its equivalent, subject to conditions reasonably acceptable to Tenant) with respect to Landlord's Work has been issued by the City of Riverside, and a copy of the same has been delivered to Tenant;

                           (iv)     all Premises systems and utilities
(including, without limitation, water, electricity, and HVAC) are in good working order and operation;

                           (v)      Landlord's Contractor (as defined in Exhibit
C) has executed a Certificate in the form attached as Schedule 2 to Exhibit C, and a copy of same has been delivered to Tenant; and

                           (vi)     Landlord's Architect has executed a
Certificate in the form of the AIA Certificate of Substantial Completion (G704-1978), and a copy of same has been delivered to Tenant.

Within ten (10) days after Landlord has made the Premises Ready for Occupancy and delivered to Tenant the certificates described in clauses (iii), (v) and
(vi) hereinabove, Landlord and Tenant will jointly conduct a walk-through inspection of the Premises and will jointly prepare an agreed upon list of Punchlist Items to be performed by Landlord pursuant to Exhibit C.

         1.5 Failure to Effect Land Acquisition or Subdivision, Commence Grading, Obtain Permits, Achieve Delivery Condition or Complete Landlord's Work.

                  1.5.1 If Landlord fails to (i) effect the Land Acquisition by the Acquisition Outside Date, or (ii) effect the Subdivision by the Subdivision Outside Date, or (iii) commence grading of the Land ("GRADING COMMENCEMENT") by August 15, 2004 (the "GRADING COMMENCEMENT OUTSIDE DATE"), as such date in this clause (iii) may be extended as provided in Paragraph 1.5.4 below, or (iv) obtain from the appropriate governmental authorities all necessary building permits and approvals to construct Landlord's Work (the "PERMIT ISSUANCE") by August 15, 2004 (the "PERMIT ISSUANCE OUTSIDE DATE"), as such date in this clause (iv) may be extended as provided in Paragraph 1.5.4 below, then in addition to Tenant's other rights and remedies set forth in this Lease, Tenant may, at any time thereafter but prior to the date the Land Acquisition, Subdivision, Grading Commencement or Permit Issuance (as the case may be) has occurred, either (A) terminate this Lease upon ten (10) days' prior written notice to Landlord and receive from Landlord the Tenant Termination Amount (as defined in and pursuant to Paragraph 1.5.5 below), or (B) extend the Acquisition Outside Date, the Subdivision Outside

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

Date, the Grading Commencement Outside Date or the Permit Issuance Outside Date (as the case may be) to a later date as designated by Tenant in its sole and absolute discretion in a written notice delivered by Tenant to Landlord, in which event:

                           (1) Tenant shall retain its termination right and
right to receive the Tenant Termination Amount pursuant to clause (A) of this Paragraph 1.5.1 if Landlord fails to cause the Land Acquisition, Subdivision, Grading Commencement or Permit Issuance (as the case may be) to occur by such extended Acquisition Outside Date, extended Subdivision Outside Date, extended Grading Commencement Outside Date or extended Permit Issuance Outside Date (as the case may be);

                           (2) Tenant shall receive one (1) day of abated Fixed
Rent and Real Property Taxes for each day that is within the period commencing as of the originally scheduled Acquisition Outside Date and expiring upon the date the Land Acquisition actually occurs;

                           (3) Tenant shall receive one (1) day of abated Fixed
Rent and Real Property Taxes for each day that is within the period commencing as of the originally scheduled Subdivision Outside Date, and expiring upon the date the Subdivision actually occurs;

                           (4) Tenant shall receive one (1) day of abated Fixed
Rent and Real Property Taxes for each date that is within the period commencing as of the originally scheduled Grading Commencement Outside Date (as the same may be extended pursuant to Paragraph 1.5.4 below) and expiring upon the date Grading Commencement actually occurs; and

                           (5) Tenant shall receive one (1) day of abated Fixed
Rent and Real Property Taxes for each day that is within the period commencing as of the originally scheduled Permit Issuance Outside Date (as the same may be extended pursuant to Paragraph 1.5.4 below) and expiring upon the date the Permit Issuance actually occurs.

                  1.5.2 If Landlord fails to deliver possession of the Premises to Tenant in the Delivery Condition by May 1, 2005 (the "DELIVERY DEADLINE DATE"), as such date may be extended as provided in Paragraph 1.5.4 below, then in addition to Tenant's other rights and remedies set forth in this Lease, Tenant may, at any time thereafter but prior to delivery of possession of the Premises to Tenant in the Delivery Condition, either (i) terminate this Lease upon not less than ten (10) days' prior written notice to Landlord and receive from Landlord the Tenant Termination Amount, or (ii) extend the Delivery Deadline Date to a later date as designated by Tenant in its sole and absolute discretion in a written notice delivered by Tenant to Landlord, in which event:
(A) Tenant shall retain its termination right and right to receive the Tenant Termination Amount pursuant to clause (i) of this Paragraph 1.5.2 if Landlord fails to deliver possession of the Premises to Tenant in the Delivery Condition by such extended Delivery Deadline Date; and (B) Tenant shall receive one (1) day of abated Fixed Rent and Real Property Taxes for each day that is within the period commencing as of the originally scheduled Delivery Deadline Date (as the same may be extended pursuant to Paragraph 1.5.4 below) and expiring upon the date Landlord actually delivers possession of the Premises to Tenant in the Delivery Condition.

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                  1.5.3 If Landlord fails to cause the Premises to be Ready for Occupancy by August 1, 2005 (the "READY FOR OCCUPANCY OUTSIDE DATE"), as such date may be extended as provided in Paragraph 1.5.4 below, then in addition to Tenant's other rights and remedies set forth in this Lease, Tenant may, at any time thereafter prior to Landlord causing the Premises to be Ready for Occupancy, either (i) terminate this Lease upon not less than ten (10) days' prior written notice to Landlord and receive from Landlord the Tenant Termination Amount, or (ii) extend the Ready for Occupancy Outside Date to a later date as designated by Tenant in its sole and absolute discretion in a written notice delivered by Tenant to Landlord, in which event: (A) Tenant shall retain its termination right and right to receive the Tenant Termination Amount pursuant to clause (i) of this Paragraph 1.5.3 if Landlord fails to cause the Premises to be Ready for Occupancy by such extended Ready for Occupancy Outside Date; and (B) Tenant shall receive one (1) day of abated Fixed Rent and Real Property Taxes for each day that is within the period commencing as of the originally scheduled Ready for Occupancy Outside Date (as the same may be extended pursuant to Paragraph 1.5.4 below) and expiring upon the date Landlord actually causes the Premises to be Ready for Occupancy.

                  1.5.4 Notwithstanding anything in this Paragraph 1.5 to the contrary, if Grading Commencement, Permit Issuance, delivery of possession of the Premises to Tenant in the Delivery Condition and/or causing the Premises to be Ready for Occupancy shall be delayed by reason of (i) any Tenant Delays, and/or (ii) "FORCE MAJEURE DELAYS", which are defined herein, collectively, as delays due to governmental regulations, unavailability of material or labor, rain or other inclement weather, acts of God, strikes, lockouts or any other matters beyond Landlord's reasonable control (other than Landlord's financial condition), including delays in obtaining applicable permits from the governmental authorities beyond the normal period of time for issuance of such permits for similar projects and not due to Landlord's failure to comply with the provisions of this Lease or the requirements of such governmental authorities for issuance of such permits, then the Grading Commencement Outside Date, the Permit Issuance Outside Date, the Delivery Deadline Date or the Ready for Occupancy Outside Date (as the case may be) shall be extended for a period equal to the duration of such Tenant Delays and Force Majeure Delays. Notwithstanding the foregoing to the contrary, (A) such extension of any of such four (4) dates for any Force Majeure Delays described in clause (ii) hereinabove shall not exceed a period of two (2) months nor result in the Ready for Occupancy Outside Date being extended, in any event, beyond the date which is eighteen (18) months after the date of execution of this Lease, and (B) no such extension shall occur to the extent such Force Majeure Delays and/or Tenant Delays could have been avoided had Landlord used reasonable efforts to avoid such delay and to adapt and compensate for such delay. In addition, no Tenant Delay or Force Majeure Delay shall be deemed to have occurred unless Landlord has delivered to Tenant written notice specifying in reasonable detail the actions, inactions or circumstances Landlord claims constitute such Tenant Delay or Force Majeure Delay within five (5) business days after Landlord becomes aware of the occurrence of the action, inactions or circumstances; provided, however, in the event Landlord provides such notice after the expiration of that fifth (5th) business day, the Tenant Delay or Force Majeure Delay (as the case may be) shall be deemed to have occurred commencing on the day that Landlord actually provides such notice to Tenant; and provided, further, that no such Tenant Delay shall be deemed to have occurred if Tenant cures the action, inaction or circumstance which Landlord claims constitutes such Tenant Delay within two (2) business days after such notice is received by Tenant (however, Tenant shall only be entitled to an aggregate of fifteen (15) business days in which to cure any such actions, inactions or circumstances, and any

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such Tenant Delays occurring after such fifteen (15) business days of aggregate cure days utilized by Tenant shall be deemed to have occurred without taking into account any subsequent cure periods hereinabove).

                  1.5.5 Following any such termination of this Lease pursuant to this Paragraph 1.5, Paragraph 1.2 above or Paragraph 16.1 below, both parties hereto shall be freed and discharged of all further obligations under this Lease, except: (i) as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of this Lease; (ii) Landlord shall remain obligated to disburse any undisbursed Tenant Improvement Allowance to pay for any costs for which the Tenant Improvement Allowance may be utilized and which have been incurred prior to the effective date of such termination, subject to and in accordance with the provisions of Exhibit C; and (iii) Landlord shall reimburse Tenant an amount (the "TENANT TERMINATION AMOUNT") equal to Tenant's actual, documented and reasonable out-of pocket costs paid or incurred by Tenant in connection with (A) this Lease (including, without limitation, reasonable attorneys' fees paid by Tenant in negotiating this Lease), (B) the design, permitting and construction of the Premises, and/or (C) the design, acquisition and installation of any improvements, fixtures, furniture and equipment for the Premises (but only to the extent any of the foregoing costs have not previously reimbursed or paid by Landlord from the Tenant Improvement Allowance or otherwise). The Tenant Termination Amount shall be paid by Landlord to Tenant within thirty (30) days following the effective date of termination. The foregoing provisions of this Paragraph 1.5.5 shall survive the termination of this Lease.

         1.6      Rentable Area of the Building.

                  1.6.1 Rentable Area. For purposes hereof, the "RENTABLE AREA" of the Building shall mean the gross building area of the Building measured by the drip line of the Building (i.e., the lines that form the exterior perimeter of the Building and follow the most exterior drip line at the perimeter of the roof systems of the Building at floor level), but excluding:
(i) any space or areas which are not roofed and/or fully enclosed (including, without limitation, (A) unenclosed connecting links or area ways, (B) unenclosed exterior staircases or fire escapes, and (C) unenclosed shipping/receiving platforms; (ii) any mezzanine or office space or second (2nd) floor space; (iii) any canopies, exterior steps, exterior landings and staging platforms; and (iv) any projections that do not extend vertically for the full height of the Building. The Rentable Area of the Building to be constructed by Landlord is approximately as set forth on page 1 of this Lease and is the parties' good faith estimate thereof as of the date of execution of this Lease. Simultaneously with Landlord's delivery of possession of the Premises to Tenant in the Delivery Condition, Landlord will cause Landlord's Architect (as defined in Exhibit C) to certify to Landlord and Tenant the Rentable Area of the Building. Such certification shall be subject to the reasonable approval of Tenant pursuant to Paragraph 1.6.2 below. The approved Rentable Area of the Building will be specified in a Commencement Certificate (as defined in Paragraph 1.7 below), and the Fixed Rent and Tenant Improvement Allowance shall be adjusted accordingly.

                  1.6.2 Tenant's Remeasurement Right. Within twenty (20) days after delivery of Landlord's Architect's certificate of Rentable Area of the Building pursuant to Paragraph 1.6.1 above, Tenant shall approve or disapprove of that determination, and during such period shall have the right to engage another California licensed architect experienced in the design and

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construction of industrial buildings to measure the Rentable Area of the
Building. If Landlord's and Tenant's respective determinations differ, and the parties are unable to resolve the differences within ten (10) business days after submission of Tenant's determination to Landlord, the dispute shall be determined by a third California licensed architect selected by Tenant's architect and Landlord's Architect. If Tenant's architect and Landlord's Architect are unable to agree on a third architect within twenty (20) days after the submission of Tenant's determination to Landlord, the Rentable Area of the Building shall be determined by a third (3rd) California licensed architect selected by the presiding judge of the Superior Court of Riverside or San Bernardino County, California, upon application of either Landlord or Tenant. Tenant's failure to object to Landlord's Architect's determination within the above 20-day period shall be deemed to be Tenant's approval of the determination of Landlord's Architect.

         1.7 Commencement Certificate. Within thirty (30) days after the Commencement Date, Tenant and Landlord shall execute and deliver a "Commencement Certificate" in the form attached hereto as Exhibit H. In the Commencement Certificate, Landlord and Tenant shall confirm the Commencement Date, the Expiration Date of the Term, the Rentable Area of the Building and the Fixed Rent.

ARTICLE 2: RENTAL.

         2.1 Fixed Rent. Effective upon the Commencement Date, Tenant shall, except as otherwise provided herein, pay to Landlord as "FIXED RENT" during the Term of this Lease the sum(s) set forth below in Subparagraph(s) 2.1.1, et seq. Said annual Fixed Rent shall be paid in equal monthly installments in the amount(s) set forth in said subparagraph(s). Said monthly Fixed Rent payment shall be paid on the first (1st) day of each full calendar month for each such month. For periods of less than a full calendar month, said monthly Fixed Rent payment shall be prorated based on the ratio of the number of days in such partial calendar month to the total number of days in such full calendar month. The proportionately reduced Fixed Rent payment for a part of a calendar month for which Fixed Rent may be due shall be paid at the same time and together with the Fixed Rent payment for the first (1st) full calendar month for which Fixed Rent may be due as provided herein.

                  2.1.1 Commencing on the Commencement Date set forth in Paragraph 2.1 above, and continuing for the next sixty (60) full calendar months (the "FIRST PERIOD"), the annual Fixed Rent referred to in said Paragraph 2.1 shall be equal to the product of (i) $2.85 and (ii) the Rentable Area of the Building, to be paid in equal monthly installments equal to the product of (A) $0.2375 and (B) the Rentable Area of the Building. The Rentable Area of the Building shall be determined pursuant to Paragraph 1.6 above, and the Fixed Rent for the First Period shall be calculated based upon such determination as provided therein.

                  2.1.2 Commencing on the date (the "ADJUSTMENT DATE") which is the first (1st) day following the last day of the First Period, and continuing for the remainder of the initial Term of this Lease ("SECOND PERIOD"), the annual Fixed Rent referred to in said Paragraph 2.1 shall be equal to the product of (i) the annual amount set forth in Subparagraph 2.1.1 above, multiplied by (ii) the lesser of (A) 1.10, or (B) a fraction, the numerator of which is the Comparison Index (as defined in Paragraph 2.1.4 below) for the Second Period and the

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denominator of which is the Base Index (as defined in Paragraph 2.1.4 below) for the Second Period, and shall be paid in equal monthly installments equal to 1/12th of such annual amount.

                  2.1.3 If Tenant extends the initial Term of this Lease for any of the Option Periods as defined in and pursuant to Paragraph 15.1 hereof, the annual Fixed Rent referred to in said Paragraph 2.1 and payable by Tenant during the applicable Option Period shall be equal to the product of (i) the annual Fixed Rent amount payable during the last year of the immediately preceding Term of this Lease, multiplied by (ii) the lesser of (A) 1.10, or (B) a fraction, the numerator of which is the Comparison Index for the applicable Option Period, as set forth in Paragraph 2.1.4 below, and the denominator of which is the Base Index for the applicable Option Period, as set forth in Paragraph 2.1.4 below, and shall be paid in equal monthly installments equal to 1/12th of such annual amount.

                  2.1.4 As used herein: (i) the "INDEX" shall mean the Consumer Price Index for Los Angeles-Riverside-Orange County, California, All Urban Consumers, 1982-84=100, as published by the Bureau of Labor Statistics, United States Department of Labor or any successor agency; (ii) the "COMPARISON INDEX" shall mean (A) with respect to the Second Period, the Index published for the calendar month which is three (3) months prior to the Adjustment Date, and
(B) with respect to each applicable Option Period, the Index published for the calendar month which is three (3) months prior to the commencement date of such applicable Option Period; and (iii) the "BASE INDEX" shall mean (A) with respect to the Second Period, the Index published for the calendar month which is three
(3) months prior to the Commencement Date, and (B) with respect to each applicable Option Period, the Index published for the calendar month which is sixty-three (63) months prior to the commencement date of such applicable Option Period.

                  2.1.5 As an illustration of the calculation of the annual Fixed Rent payable during the Second Period, if the Comparison Index for the Second Period is 225, the Base Index is 200, and the Rentable Area of the Building equals 953,132 square feet, then the annual Fixed Rent payable during the Second Period would equal $2,988,068.82, calculated as follows:
$2,716,426.20 (i.e., the annual Fixed Rent payable for the First Period) multiplied by 1.10 (which is less than 1.125, the fraction resulting from dividing the Comparison Index of 225 by the Base Index of 200).

         2.2 Abatement of Rent. If following the Commencement Date Tenant is prevented from using and does not use any portion of the Building by reason of (i) default of Landlord, (ii) any labor difficulty encountered by Landlord,
(iii) Landlord's making any repairs or alterations to the Premises, (iv) a casualty event or eminent domain proceedings, (v) any interruption of any utilities or services being furnished to the Premises resulting from the acts, negligence or willful misconduct of Landlord or Landlord's agents, employees, contractors or licensees, (vi) the existence of Hazardous Materials (as defined in Paragraph 3.3 below) in, on or at the Premises which have not been (A) introduced by Tenant or any of Tenant's agents, contractors, employees, licensees or invitees, and/or (B) caused by the actions of any third parties (other than Landlord or Landlord's agents, employees or contractors) on the Premises, or (vii) any other cause beyond the reasonable control of Tenant, then and in each and all such cases, Tenant may elect, at any time after either (A) the commencement of such prevention of use with respect to any of the events described in clauses (i), through (v) hereinabove, or (B) the

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third (3rd) consecutive business day of such prevention of use with respect to any of the events described in clauses (vi) or (vii) hereinabove, to abate Fixed Rent, Real Property Taxes payable pursuant to Paragraph 6.1 below and all other charges payable by Tenant under this Lease for the period that Tenant continues to be prevented from using, and does not use, the Building or any portion thereof. Landlord acknowledges that Tenant shall be entitled to such abatement with respect to any such event described hereinabove which affects areas of the Premises outside the Building (whether or not the Building is directly affected thereby), such as, but not limited to, Tenant's inability to use the driveways, accessways and/or parking areas of the Premises, so long as a result of such event occurring with respect to such other areas of the Premises, Tenant is prevented from using and does not use a portion of the Building. Such abatement shall be in proportion to the Rentable Area of the Building that Tenant is prevented from using, and does not use (other than for storage purposes), as a result of any such event; provided, however, if as a result of any event described in clauses (i) through (vii) hereinabove, less than all of the Premises or Building is affected by such event but Tenant is nevertheless unable to effectively conduct its business (other than for storage purposes) from the remainder of the Building and does not conduct same (other than for storage purposes) from the area affected by the event and all such remaining portions of the Building, then the entire Fixed Rent, Real Property Taxes and other charges payable by Tenant under this Lease shall be abated for such time that Tenant continues to be so prevented from using, and does not use, the entire Building for the conduct of its business (other than for storage purposes). If, however, Tenant reoccupies and recommences its business operations (other than for storage purposes) from any portion of the Building during such abatement period, the Fixed Rent, Real Property Taxes and other charges payable by Tenant under this Lease allocable to such reoccupied portion, based upon the proportion that the Rentable Area of such reoccupied portion of the Building bears to the total Rentable Area of the Building, shall be payable by Tenant from the date Tenant reoccupies such portion of the Building (other than for storage purposes) and recommences its business operations (other than for storage purposes) therefrom.

         2.3 Place of Payment. Payments of rental hereunder are to be made pursuant to Paragraph 20.15 hereof.

         2.4 Definition of Rent and Additional Rent. Notwithstanding anything in this Lease to the contrary, Tenant shall not be obligated to pay to or reimburse Landlord for any common area or other operating expenses, or expenses incurred by Landlord for any repairs, maintenance, replacements, insurance or other services which are Landlord's obligation to perform, provide or pay for under this Lease (other than reimbursement of Real Property Taxes pursuant to Paragraph 6.1 below), and Landlord shall not be entitled to receive any management or administrative fees in connection with the Premises, this Lease or any such obligations. All sums payable by Tenant to Landlord pursuant to this Lease other than Fixed Rent shall be deemed to be "ADDITIONAL RENT". The term "RENT", "RENTS", "RENTAL" or "RENTALS" as used in this Lease shall mean Fixed Rent and additional rent.

ARTICLE 3: POSSESSION AND TITLE.

         3.1 Landlord's Covenants. Landlord covenants to deliver to Tenant upon the Delivery Date sole and exclusive possession of the Premises (subject, however, to Landlord's rights to enter the Premises to complete Landlord's Work and the Punchlist Items as provided in

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Paragraph 1.4 above), free and clear of: (i) all tenants and occupants (other than Tenant) and the rights of either; (ii) any violations of Applicable Laws; and (iii) all liens, encumbrances, easements, covenants, conditions and restrictions (collectively, "ENCUMBRANCES"), except for the following items (collectively, the "APPROVED TITLE EXCEPTIONS"): (A) those Encumbrances specified in Exhibit D attached hereto and made a part hereof (collectively, the "PERMITTED ENCUMBRANCES"); (B) any first priority deed of trust executed by Landlord as trustor in favor of an institutional lender as beneficiary in connection with any financing obtained by Landlord to acquire the Land or construct the Improvements (the "PERMITTED DEED OF TRUST"), subject, however, to Tenant's receipt of an executed SNDA from such lender pursuant to the provisions of Article 16 below; and (C) any utility and landscape easements (reasonably approved by Tenant) that are reasonably necessary to effect the Subdivision, complete Landlord's Work and/or provide utilities to and for the Premises (collectively, the "PERMITTED EASEMENTS"). In connection with the foregoing, Landlord covenants that prior to the earlier of the Delivery Date and the Outside Subdivision Date, Landlord shall cause all Encumbrances recorded against the Property (other than the Approved Title Exceptions) to be removed from record title to the Premises. With respect to any such utility easements proposed by Landlord pursuant to clause (C) hereinabove, Tenant shall notify Landlord of Tenant's reasonable approval or disapproval thereof within five (5) days after Tenant's receipt from Landlord of the documents creating such proposed easements. Tenant's taking possession of the Premises shall not constitute a waiver of any defect in the Premises or of any breach by Landlord of Landlord's obligations under Exhibit C attached hereto.

Landlord further covenants that Landlord will not, so long as this Lease is in effect:

                  (1) grant or create (or consent to the granting or creation of) any leases or occupancy agreements affecting the Premises;

                  (2) grant or create (or consent to the granting or creation of) any Encumbrances or other agreements which would or could (x) adversely affect or interfere with Tenant's access to the Premises, or materially interfere with Tenant's operation of the Premises for the Permitted Use (as defined in Paragraph 5.1 below), or (y) increase any of Tenant's obligations under this Lease (including rent) or diminish or impair any of Tenant's rights under this Lease, other than (I) a Permitted Deed of Trust encumbering the Premises, subject to the provisions of Article 16 below, and
(II) the Permitted Easements;

                  (3) vary or permit to be varied the designated means of ingress to and egress from the Premises from that shown on the Site Plan or otherwise approved by Tenant as part of Landlord's Work pursuant to Exhibit C;

                  (4) alter or permit to be altered any street signs, median cuts, traffic signals, driveways or the parking layout or parking areas of and for the Premises from that shown on the Site Plan or otherwise approved by Tenant as part of Landlord's Work pursuant to Exhibit C (except to the extent required by applicable governmental agencies after consultation with Tenant and subject to Tenant's reasonable review and approval of any such required alterations);

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BIG 5 WAREHOUSE
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                  (5)      erect or permit to be erected any buildings or
structures on the Premises except for the initial Improvements to be constructed by Landlord as part of Landlord's Work pursuant to Exhibit C; and/or

                  (6) alter the Premises or permit the Premises to be altered in any manner (except as necessary by Landlord in the performance of Landlord's Work or any of its other obligations under this Lease) without first obtaining the prior written consent of Tenant, which consent may be granted or withheld in the sole and absolute discretion of Tenant.

         3.2 Quiet Enjoyment. Landlord covenants that Tenant, upon paying the rent pursuant to the terms of this Lease, may quietly have, hold and enjoy the Premises during the Term hereof.

         3.3 Landlord's Representations, Warranties and Covenants. Landlord represents, warrants and covenants to Tenant that:

                  (i) (A) Landlord has entered into a purchase and sale agreement to acquire fee simple title to the Larger Parcel (including the Land) from the current owner thereof, which agreement provides for a closing date to occur by May 15, 2004, (B) such purchase and sale agreement is in full force and effect and neither Landlord nor the seller is in default thereunder, (C) Landlord shall not extend such closing date beyond the Acquisition Outside Date,
(D) Landlord shall not modify such purchase and sale agreement in any manner which would increase Tenant's obligations or diminish or impair Tenant's rights under this Lease, (E) Landlord shall diligently and timely perform all of its obligations under such purchase and sale agreement and acquire fee simple title to the Larger Parcel (including the Land) on or before the Acquisition Outside Date, subject, however, to any material breach by the seller or the failure of any other material condition in favor of Landlord thereunder not caused by Landlord's default or Landlord's failure to use commercially reasonable efforts to acquire fee simple title to the Land, and (F) upon the closing date of such purchase and sale agreement, Landlord shall: (1) acquire fee simple title to the Larger Parcel (including the Land) free of all Encumbrances, except for the Approved Title Exceptions described in Paragraph 3.1 above, subject, however, to the provisions of Article 16 below; (2) cause the Memorandum of Lease to be recorded in the Official Records immediately after the grant deed conveying fee simple title to the Larger Parcel (including the Land) to Landlord is recorded in the Official Records; and deliver to Tenant a copy of Landlord's owner's policy of title insurance insuring that Landlord has fee simple title to the Larger Parcel (including the Land) subject only to those title matters set forth in clause (1) hereinabove.

                  (ii) the Land is currently part of the Larger Parcel which will be acquired by Landlord as described hereinabove, but on or before the Subdivision Outside Date, Landlord shall: (A) cause the Land to be subdivided into a legally subdivided parcel of land in compliance with the California Subdivision Map Act based upon and substantially in accordance with the Proposed Final Map (which depicts the Land as Parcel 1 thereof) and subject to the conditions specifically set forth on the Proposed Final Map (as described in Recital B above) and no other conditions (all of which conditions Landlord shall, at Landlord's expense, cause to be satisfied and deleted prior to the recordation of the final parcel map for the Land); (B) if the Subdivision is not effected concurrently with the Land Acquisition, execute with Tenant and record the Memorandum of Lease Amendment in the Official Records immediately after the final parcel

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map for the Land is recorded in the Official Records; and (C) cause to be delivered to Tenant, at Tenant's option, either (1) an ALTA Leasehold Title Policy of Insurance issued by the same title company who issued the owner's title insurance policy to Landlord, insuring Tenant's leasehold interest in the Premises pursuant to the Lease in the amount of $20,000,000.00, subject only to the Approved Title Exceptions, which policy shall be paid for by Tenant (but Landlord shall contribute $2,500.00 toward the cost thereof) and shall be in such form of and contain such endorsements as Tenant shall reasonably request or approve (collectively, the "LEASEHOLD TITLE POLICY") or (2) an ALTA leasehold title commitment issued by such title company and dated not sooner than the date such final parcel map is recorded, which commitment shall be paid for by Landlord and shall show as exceptions to title in Schedule B thereof only the Approved Title Exceptions (the "LEASEHOLD TITLE COMMITMENT");

                  (iii) Landlord has full right, power and lawful authority to enter into this Lease and perform its obligations hereunder;

                  (iv) Landlord has obtained (or will obtain prior to the Delivery Date or the date the Premises are Ready for Occupancy) all governmental and other permits and approvals necessary to perform its obligations pursuant to this Lease, including Exhibit C attached hereto;

                  (v) to Landlord's actual knowledge, the Premises are not subject to any leases, subleases, tenancies, agreements or Encumbrances (other than those specifically set forth in Exhibit D attached hereto), or violations of Applicable Laws;

                  (vi) to Landlord's actual knowledge: (A) there are no environmental, zoning, archaeological or other Applicable Laws which will (1) prevent Landlord from acquiring fee simple title to the Larger Parcel (including the Land), subdividing the Land from the Larger Parcel pursuant to the Proposed Final Map, or completing Landlord's Work, or (2) prevent Tenant from conducting the Permitted Use at the Premises; (B) the Premises are properly zoned to permit construction of Landlord's Work and the Permitted Use; (C) the Premises are not subject to any existing environmental impact report (and the construction of Landlord's Work as currently contemplated in Exhibit C will not subject the Premises to any environmental impact reports); and (D) all Stephens Kangaroo Rat habitat fees affecting the Premises have been paid in full;

                  (vii) to Landlord's actual knowledge, the Permitted Use is lawful under all Applicable Laws and all existing Encumbrances affecting the Premises, and will be lawful under all insurance policies to be obtained by Landlord pursuant to this Lease;

                  (viii) the Building and all other Improvements to be constructed and installed for the Premises as part of Landlord's Work (including, without limitation, all parking spaces thereon, all public road access and curb cuts, including access and curb cuts for trucks and all driveways and accessways thereon and thereto, the construction of Crest Ridge Drive as described in Exhibit C, all drainage facilities, and all utilities, utilities connections and other improvements and facilities necessary to conduct Tenant's Permitted Use at the Premises and to access the Premises) shall be constructed and installed by Landlord in compliance with all Applicable Laws in effect as of the date of completion thereof (including, without limitation, all zoning laws and the California Subdivision Map Act), all existing Encumbrances affecting the

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Premises and all insurance policies now obtained or hereafter to be obtained by
Landlord pursuant to this Lease;

                  (ix) to Landlord's actual knowledge, there are no civil lawsuits, condemnation or similar proceedings or other judicial actions or proceedings which are presently pending against Landlord or the Premises and which could have an adverse impact on the operation or use of the Premises as contemplated or permitted in this Lease;

                  (x) no joinder or approval of another person or entity is required with respect to Landlord's right and authority to enter into this Lease, and no approval of another person or entity is required with respect to Landlord's performance of its obligations under this Lease, except for Landlord's obligation to obtain the following approvals of the City of Riverside with respect to the construction of Landlord's Work described in Exhibit C, which shall be obtained by Landlord: (A) the grading permit, foundation permit and building permit for Landlord's Work, the necessary governmental approvals for the construction of Crest Ridge Drive as described in Exhibit C, and the permits for electrical, plumbing, mechanical, sewer, storm drain and other systems to be included within or at the Building or Premises and/or serving the Premises; and (B) the certificate of occupancy to occupy the Premises issued by the City of Riverside;

                  (xi) (A) Landlord has received no notice from any governmental agency or authority or from any third party relating to Hazardous Materials in, on or under the Premises, (B) Landlord has not generated, treated, stored or disposed of any Hazardous Materials in, on, under or about the Premises, (C) to Landlord's actual knowledge, no Hazardous Materials exist in, on or under the Premises in violation of any Applicable Laws in effect as of the date of execution of this Lease, and (D) Landlord will not generate, handle, treat, store or dispose of any Hazardous Materials upon or within the Building or the Premises in connection with the construction of the Landlord's Work, or any of its other activities conducted with respect to the Premises, except only such Hazardous Materials which are routinely used in connection with such construction work or activities, but then only in compliance with all Applicable Laws. For purposes hereof, the term "HAZARDOUS MATERIALS" shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government, including, without limitation, any material or substance which is
(1) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance" or "hazardous material" under any Applicable Laws, (2) petroleum, or (3) asbestos.

For purposes hereof, "TO LANDLORD'S ACTUAL KNOWLEDGE" means the actual knowledge of Steven Palmer, one of Landlord's representatives who Landlord hereby represents and warrants to Tenant is the employee of Landlord who is primarily responsible for acquisition and development of the Premises.

         3.4 Effect of Breach; Indemnity. Any material breach or material inaccuracy of the representations, warranties or covenants set forth in Paragraphs 3.1, 3.2 or 3.3 above shall, for the purposes of Article 18 below, constitute a failure by Landlord to perform a material obligation under this Lease and a default by Landlord under this Lease, and in addition to Tenant's remedies set forth in this Lease, at law and/or in equity, as a result of such default

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(including, without limitation, Tenant's remedies set forth in Article 18 below), Landlord shall indemnify, defend, protect and hold Tenant harmless from and against any and all losses, damages, claims, expenses and liabilities arising out of any such breach or inaccuracy (excluding, however, lost profits or other consequential damages).

ARTICLE 4: SIGNS AND COMMUNICATION EQUIPMENT.

         Tenant shall have the exclusive right, at Tenant's expense, but subject to Tenant's obtaining Landlord's prior consent pursuant to, and otherwise complying with the other provisions of, Article 8 below, to: (i) affix to, erect, install, paint and/or inscribe any and all signs (collectively, "SIGNS") designated by Tenant anywhere in or at the Premises (including, without limitation, any Signs on the exterior and/or interior of the Improvements), to the extent permitted by Applicable Laws; and (ii) affix to, erect and/or install any and all satellite dishes, antennae and other communications equipment for use by Tenant in connection with or related to Tenant's operations of its Permitted Use at the Premises (collectively, the "COMMUNICATION EQUIPMENT") anywhere in or at the Premises (including, without limitation, on the roof of the Building). Accordingly, Landlord shall have no right to place any Signs or Communication Equipment or grant to any other party the right to place any Signs or Communication Equipment in, on, under or at the Improvements or the Premises. In the event Tenant elects to install any of Tenant's Signs and/or Communication Equipment as part of the Fixturization Work described in Exhibit C or elects that Landlord install any such items as part of the Tenant Improvements described in Exhibit C, the costs incurred by Tenant or Landlord therefor, as the case may be, shall be paid out of the Tenant Improvement Allowance as set forth in Exhibit C. All of Tenant's Signs and Communication Equipment shall comply with all Applicable Laws. Landlord shall use commercially reasonable efforts to obtain, at Tenant's expense, any required governmental approvals, including variances if necessary, for Tenant's Signs and Communication Equipment and shall, throughout the Term of this Lease, take no action that might result in a change in said Signs or Communication Equipment without the written consent of Tenant. Tenant's signage rights and rights to install, modify and/or use the Communication Equipment are transferable to any permitted assignee of this Lease and/or to any subtenant of the Premises, subject, however, to Tenant's compliance with and receipt of approvals under Applicable Laws with respect to any changes to the Signs and Communication Equipment in connection therewith (but the Communication Equipment shall not be transferable to any third party for any use which is not in connection with such third party's occupancy of the Premises; however, this restriction shall not prevent Tenant from having any Communication Equipment owned by a third party and leased to Tenant for Tenant's use). Tenant shall have the right from time to time to alter or replace the Signs and/or Communication Equipment, including in connection with any assignment or sublease allowed under this Lease, provided that the alterations or replacements comply with then Applicable Laws.

ARTICLE 5: USE OF PREMISES; UTILITIES; COMPLIANCE WITH LAWS.

         5.1 Permitted Use. The Premises may be used for warehouse, distribution, sales, advertising, assembly and/or light manufacturing purposes and related retail, office and/or administrative uses (collectively, the "PERMITTED USE") and for no other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

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         5.2      Utility Services to Premises. During the Term of this Lease,
Tenant covenants to pay directly to the utility companies providing utilities to the Premises, for the cost of all separately metered electricity, water and other public utilities consumed by Tenant at the Premises in connection with its occupancy and use of the Premises. Such utilities shall be separately metered pursuant to meters installed by Landlord, at Landlord's cost, as part of the Building/Site Work as defined in and pursuant to the provisions of Exhibit C. Landlord hereby agrees to reasonably cooperate with Tenant, at Tenant's expense, in obtaining a commitment from the City of Riverside for a guaranteed rate reasonably acceptable to Tenant on all utility charges for the Premises which will result in utility savings reasonably acceptable to Tenant.

         5.3 Compliance with Laws. Tenant shall at all times following the Commencement Date conduct its business on the Premises in a lawful manner and in substantial compliance with all Applicable Laws, such compliance to be at Tenant's own cost and expense; provided, however, that any alterations, improvements, or additions, structural or otherwise, to or of the Premises which may be made necessary or required by reason of any Applicable Laws promulgated by competent governmental authority, shall be made by and at the sole cost and expense of Landlord, unless and to the extent necessitated solely by reason of:
(i) Tenant's particular and specific use of the Premises after the Commencement Date and/or the introduction of any Hazardous Materials onto the Premises by Tenant and/or any of Tenant's agents, contractors, employees, licensees or invitees in violation of Applicable Laws at the time of such introduction; and/or (ii) alterations made by Tenant to the Premises after the Commencement Date. In the furtherance of the foregoing, Landlord acknowledges and agrees that: (A) Tenant shall have no duty, liability or responsibility whatsoever to study, remediate, remove, dispose or otherwise address any Hazardous Materials which now or may hereafter be present in, on, under or about the Premises to the extent such Hazardous Materials (1) existed in or under the Premises as of the Delivery Date or were generated, handled, brought into, used, stored, disposed or discharged by Landlord, any of Landlord's agents, contractors, employees, licensees or invitees or any other person or entity, other than Tenant and its agents, contractors, employees, licensees and/or invitees, and/or (2) migrated from any offsite sources; and (B) Landlord shall, at its sole cost and expense, promptly take all actions as are necessary to remove, treat, remediate and/or dispose of such Hazardous Materials and return the Premises to the condition existing prior to the introduction of any such Hazardous Materials to the Premises, all in accordance with all Applicable Laws. Wherever there is a conflict between the provisions of this Paragraph and the provisions of Article 7 hereof, the provisions of this Paragraph shall prevail.

         5.4      Tenant's Use of Hazardous Materials.

                  5.4.1 Permitted Use of Hazardous Materials. Landlord hereby agrees that Tenant may store, use, generate and handle at or from the Premises Hazardous Materials that are reasonably necessary in connection with Tenant's Permitted Use conducted at the Premises (including, without limitation, the installation and use of above and/or below ground fuel tanks and service bays on-site for fueling of Tenant's vehicles and equipment and personal property at the Premises); provided however, as a condition to any such storage, use, generation, and/or handling of any such Hazardous Materials: (i) Tenant must store, use, generate and handle such Hazardous Materials in compliance with all Applicable Laws (including those pertaining to or governing Hazardous Materials) and only for their intended purposes; (ii) prior to any such storage, use, generation and/or handling of any such Hazardous Materials, Tenant shall provide

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to Landlord copies of all governmental permits required to be obtained by Tenant in connection therewith; and (iii) Tenant must eventually dispose off-site
(i.e., outside the Land), in compliance with all Applicable Laws, all such Hazardous Materials stored, used, generated and/or handled by Tenant and its agents, contractors, employees, licensees or invitees. Tenant shall be solely responsible for obtaining and keeping current all of Tenant's governmental permits relating to any Hazardous Materials stored, used, generated, handled and/or disposed of by Tenant and its agents, contractors, employees, licensees and invitees as may be required by Applicable Laws. Tenant further acknowledges and agrees that Tenant shall be solely responsible for the preparation and maintenance of any required waste manifests necessary for the transport and disposal of any Hazardous Materials from the Premises.

                  5.4.2 Removal and Indemnity. If Tenant breaches any of its obligations contained in this Paragraph 5.4, or if the presence of any Hazardous Materials in the Building or on or at the Premises, stored, used, generated, handled and/or disposed of by Tenant or Tenant's agents, contractors, employees, licensees or invitees results in contamination of the Land, Building or any other portion of the Premises, then Tenant shall promptly commence and pursue to completion, at Tenant's expense, a remediation program designed to remediate such contamination as required by Applicable Laws, provided that Landlord's approval of such remediation program shall first be obtained (which approval shall not be unreasonably withheld, conditioned or delayed). In addition, Tenant shall indemnify defend and hold Landlord and the Landlord Representatives (as defined in Paragraph 10.9.1 below) harmless from and against any and all Claims, as defined in Paragraph 10.9.1 below (including, without limitation, (i) costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Materials present in, on or about the Land, Building and/or any other portion of the Premises, and in the air, in the soil or in the ground water, (ii) diminution in value, if any, of the Land, Building and/or any other portion of the Premises, and (iii) sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees, but excluding lost profits as other consequential damages) which arise as a result of any such breach or contamination described in the first sentence of this Paragraph 5.4.2.

                  5.4.3 Periodic Inspection. Landlord and/or Landlord's environmental consultants shall be entitled, from time to time during the Term (but only (i) after reasonable advance notice to Tenant, (ii) pursuant to scheduling reasonably approved by Tenant, and (iii) in a manner that will not unreasonably interfere with Tenant's normal business operations at the Premises or cause any damage to the Building or Premises, and otherwise in compliance with the provisions of Paragraph 7.5 below), to conduct environmental inspections, investigations and studies of the Building and Premises. Such inspections shall be at Landlord's sole cost and expense; however, if any such inspection discloses (A) contamination of the Building or Premises with Hazardous Materials stored, used, generated, handled and/or disposed of by Tenant or Tenant's agents, contractors, employees, licensees or invitees, or (B) a breach by Tenant of any of its covenants and obligations in this Paragraph 5.4, Tenant shall be solely responsible for the payment of all reasonable costs of such inspection. Throughout the Term, Tenant shall maintain accurate and complete records with respect to Tenant's storage, use, generation, handling and disposal of Hazardous Materials in, on or about the Building and/or Premises, and Tenant shall make such records reasonably available to Landlord and Landlord's

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environmental consultants in connection with any inspection or proposed inspection of the Premises.

                  5.4.4 Survivability. The obligations of the parties under this Paragraph 5.4 (including Tenant's indemnity of Landlord in Paragraph 5.4.2 above) shall survive the expiration or earlier termination of this Lease.

         5.5 Parking Rights. Following the Delivery Date, Tenant and Tenant's employees, agents, contractors, licensees and invitees shall have the sole and exclusive right to use the accessways, driveways, parking areas and parking spaces to be constructed at the Premises, subject, however, to Landlord's rights to access and use such areas as are reasonably necessary in order to (i) complete Landlord's Work and make the Premises Ready for Occupancy during the ninety (90) day period immediately following the Delivery Date (which entry for such purposes shall be in accordance with a mutually approved schedule therefor as set forth in Exhibit C), and/or (ii) perform Landlord's repairs and comply with its other obligations under this Lease during the Term. Subject to the provisions of Article 8 below, Tenant shall have the right from time to time, in its sole discretion, to relocate, restripe and/or make any other modifications to or of any portions of the accessways, driveways, parking areas and parking spaces of the Premises, provided that such modifications comply with all Applicable Laws (including, without limitation, maintaining the minimum number of on-site striped parking spaces required by Applicable Laws for the Building). In addition, in connection with and as part of Tenant's Permitted Use, Tenant may: (A) maintain and/or store on-site in such locations at the Premises or shall be designated from time to time by Tenant therefor automobiles, trucks and other vehicles and any equipment and personal property used in connection with the operation of Tenant's business; and (B) subject to Tenant's compliance with the other provisions of this Paragraph 5 (specifically including Paragraph 5.4 above), install above and/or below ground fuel tanks and service bays on-site for fueling of any such vehicles and equipment.

         5.6 Trade Names. All trade names used by Tenant from time to time in connection with its operations in the Premises, all patents and other intellectual property rights of Tenant, and all other intangible personal property of Tenant used or arising in connection with Tenant's operations in the Premises shall not be subject to any lien or claim of ownership by Landlord. Tenant may use any trade names(s) that it chooses in connection with its operations in the Premises and may change such trade name(s) from time to time.

         5.7 No Covenant to Operate. Tenant shall have the right to conduct its business operations at the Premises 24 hours a day, 7 days a week, every day of the year, subject to any restrictions that may be imposed by Applicable Laws. However, nothing in this Article or in any other provision of this Lease shall be construed to require a business to be continuously operated or operated during any minimum period of time in the Premises, or to require the Premises to be continuously occupied or occupied during any minimum period of time.

ARTICLE 6: TAXES AND LIENS.

         6.1 Taxes and Assessments. All taxes and assessments of every kind and character whatsoever assessed against the Premises shall be paid by Landlord prior to delinquency without reimbursement from Tenant except as expressly provided below in this Article 6, and except that

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BIG 5 WAREHOUSE
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during the Term of this Lease: (i) any tax imposed on Tenant as a condition of doing business, or any tax assessed against personal property owned by Tenant, or any franchise tax or license fee levied against Tenant by the State of California shall be paid by Tenant directly to the taxing authority prior to delinquency; and (ii) Tenant shall pay, in the manner set forth in Paragraph 6.2 below, all ad valorem real property taxes (collectively, the "REAL PROPERTY TAXES") assessed against the Premises for each fiscal tax year or portion thereof during the Term.

         Notwithstanding the foregoing to the contrary, there shall be excluded from Real Property Taxes payable by Tenant hereunder, and Tenant shall not be obligated to pay or reimburse Landlord for any of the following, which shall be paid by Landlord prior to delinquency:

                  (A) taxes, assessments, bond payments (including Mello-Roos or similar bond payments), development fees, license fees or other fees or impositions for any on-site or off-site improvements, utilities or utilities connections, site acquisition, subdivision, sewer or street improvements (including, without limitation, the construction of Crest Ridge Drive), or any other taxes, assessments, bond payments, development fees, license fees or other fees or impositions now or hereafter assessed or imposed against Landlord or the Premises in connection with or resulting from the development and/or acquisition of the Land or the Improvements or any other part of the Premises (including subdivision of the Larger Parcel and recordation of the final parcel map for the Land) which are other than ad valorem real property taxes, except that there shall be included in Real Property Taxes payable by Tenant hereunder: (1) the Premises' share of bond payments assessed under current storm water bond (CFD #92-1), not to exceed, however, $1,000 per acre of the Land in any calendar year; and (2) the Premises' share of bond payments assessed under current water bond (AD #1);

                  (B) increases in taxes attributable to the period occurring prior to the fifth (5th) anniversary of the Commencement Date and resulting from a sale or other change of ownership of the Premises occurring prior to such date, including any "Change of Ownership" (as defined in California Revenue and Taxation Code Sections 60 et seq. or any modifications or successor statutes thereto); provided, however, that the foregoing provisions of this clause (B) shall not apply with respect to Landlord's acquisition of the Land from the current owner thereof;

                  (C) corporate, partnership, income, franchise, inheritance, succession, estate, gift, excess profits, capital stock or similar taxes;

                  (D) taxes or charges imposed upon or measured by Landlord's income or profits or the rents or rental income payable pursuant to this Lease or any other lease; or

                  (E) fines, penalties, late charges or interest imposed as a result of Landlord's failure to timely pay or file returns or information for any taxes, assessments or other charges.

         6.2 Payment of Real Property Taxes. If (i) any Real Property Taxes to be paid by Tenant shall cover any period of time prior to or after the expiration or sooner termination of the Term of this Lease, or (ii) any other taxes or assessments contained in any Tax Statements (as defined below) received by Tenant are Landlord's responsibility to pay pursuant to this Article 6, Landlord shall be solely responsible for the payment of such Real Property Taxes and other taxes

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and assessments without reimbursement therefor from Tenant, and Landlord shall reimburse Tenant, within thirty (30) days after Tenant's invoice therefor, for any such Real Property Taxes attributable to such periods and such other taxes and assessments actually paid for by Tenant. The parties desire that Tenant pay the Real Property Taxes assessed against the Premises during the Term directly to the taxing authority. In connection with the foregoing, Landlord covenants and agrees to: (A) furnish Tenant with true and complete copies of all tax bills, tax assessment notices and tax statements relating to the Premises (collectively, the "TAX STATEMENTS") throughout the Term within thirty (30) days following Landlord's receipt thereof from the applicable taxing authority or authorities, whether or not such Tax Statements reflect a proposed increase in assessment or amount of tax; and (B) endeavor to have all Tax Statements for the Real Property Taxes be issued by the applicable taxing authority directly to Tenant during the Term (including issued in Tenant's name if necessary for such purposes). Tenant shall make payment directly to the applicable taxing authority of the Real Property Taxes assessed against the Premises during the Term of this Lease in the following manner:

                  (1) in the event Tenant receives the applicable Tax Statements directly from the applicable taxing authority, Tenant shall make such payment of the Real Property Taxes evidenced thereby not later than ten (10) days prior to delinquency; or

                  (2) in the event Tenant does not receive the applicable Tax Statements directly from the applicable taxing authority, Tenant shall make such payment of the Real Property Taxes on or before the date which is the later of:
(x) thirty (30) days after receipt by Tenant of written demand by Landlord for payment thereof (which demand shall include a copy of the proper tax bill covering such Real Property Taxes); or (y) ten (10) days prior to delinquency. Notwithstanding the foregoing to the contrary, if the applicable taxing authority permits payment of Real Property Taxes to be made in installments, Tenant's obligation to pay Real Property Taxes under this Article 6 shall be limited to such installment payments.

         6.3 Tenant's Right to Contest. If Tenant desires to contest the validity of any Real Property Taxes or any other taxes or assessments assessed against the Premises, it may do so on Landlord's behalf, at Tenant's sole cost and expense, provided that it shall indemnify Landlord against any loss, liability or damage on account thereof, excluding lost profits or other consequential damages. If Tenant is successful in said contest, any refund received pertaining to any taxes and assessments paid by Tenant shall belong entirely to Tenant. Landlord agrees to cooperate in a reasonable manner with Tenant in such contest, including the execution of any documents of authorization reasonably necessary therefor. Should (i) Landlord at any time fail to furnish to Tenant true and complete copies of tax bills, tax assessment notices or tax statements as required by this Article 6 at least thirty (30) days prior to the date such taxes or assessments are due, and (ii) such failure results in (A) Tenant's inability to contest (including contest after payment under protest) any proposed new tax or tax increase, and (B) Tenant's obligation to pay Real Property Taxes in an amount which is more than the amount paid by Tenant as Real Property Taxes for the preceding tax year, and Tenant reasonably establishes that it would have prevailed in such tax contest had such tax bills, tax assessment notices or tax statements been delivered by such time deadline set forth hereinabove, then Tenant's obligation for Real Property Taxes for the tax year for which Tenant was not able to contest shall be limited to the greater of (1) the amount paid for such purpose for the preceding tax year, or
(2) the

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amount Tenant reasonably establishes would have been payable had Tenant prevailed in such tax contest.

         6.4 Liens. Tenant covenants that it will not, during the Term hereof, suffer or permit any lien to be attached to or upon the Premises by reason of any act or omission on the part of Tenant, and hereby agrees to indemnify and hold Landlord harmless from and against any such lien or claim of lien. In the event any such lien is recorded against the Premises, Tenant shall have the right to contest the validity of the same, but if the same shall not be released of record (by payment, posting of a statutory bond or other method) within thirty (30) days after notice from Landlord to Tenant to do so, Landlord in its sole discretion, may pay and discharge the same and remove any such lien from the Premises. Tenant agrees to repay Landlord, upon demand, for any amount which may have been paid by Landlord in discharging such lien, together with interest at an annual interest rate equal to the Interest Rate (as defined below) from the date of the expenditure by Landlord to the date of repayment by Tenant. As used herein, the "INTEREST RATE" shall mean the lesser of (i) ten percent (10%) per annum, or (ii) the maximum interest rate allowed by Applicable Laws.

         6.5 Landlord's Covenant to Pay. Landlord covenants that it will not fail to pay when due any of the following, if such failure to pay would or may (i) result in a termination of this Lease, or (ii) adversely affect Tenant's leasehold interest in the Premises, or (iii) increase Tenant's obligations or diminish or impair any of Tenant's rights under this Lease: (A) any installment of taxes, assessments, bonds or other charges upon any mortgage, deed of trust or other lien or encumbrance affecting the Premises; or (B) any taxes or assessments payable by Landlord pursuant to this Article 6.

ARTICLE 7: REPAIRS.

         7.1 Tenant's Maintenance and Repair Obligations. During the Term, but subject to Articles 9 and 12 below, Tenant shall, at Tenant's sole cost and expense, diligently maintain, repair and replace (as necessary) in good order, condition and repair, all aspects of the Premises, regardless of the cost thereof and the time remaining in the Term and whether capital or non-capital, except for obsolescence and ordinary wear and tear, and unless and to the extent included in Landlord's obligations under this Lease, including, without limitation, Paragraphs 5.3, 7.2, 7.3, 9.1 and 12.4 of this Lease (collectively, "LANDLORD'S MAINTENANCE OBLIGATIONS"). Such obligations of Tenant shall include (subject to Landlord's Maintenance Obligations), without limitation, all equipment or facilities serving the Premises, including, mechanical, plumbing, heating, air conditioning, ventilating and electrical systems (collectively, the "SYSTEMS"), lighting facilities, interior demising walls, the roof membrane of the Building (but not the structural components of the roof, and Tenant's repair obligations shall not include the replacement of the roof or roof membrane or any part thereof), windows, doors, plate glass, driveways, parking areas, landscaping, fences, walls, Signs, sidewalks and parkways located in, on or at the Premises. In addition, Tenant shall maintain the painting of and repaint the exterior walls of the Building as and when reasonably necessary. Notwithstanding the foregoing provisions of this Paragraph 7.1 to the contrary, to the extent any damage to the Premises is caused by the negligence or willful misconduct of Landlord or any of Landlord's agents, contractors, employees, licensees or invitees, Landlord shall be solely responsible, at its expense, for repairing such damage with all due diligence, in good and workmanlike manner, in

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compliance with all Applicable Laws and in a manner which will not unreasonably interfere with Tenant's access to or use of the Premises; if Landlord fails to diligently complete such repairs, or if such repairs are of an emergency nature which if not attended to may result in bodily injury or property damage or material interference with or interruption of Tenant's business operations at the Premises, Tenant may perform such repairs as provided in Paragraph 7.2 below, and Landlord shall reimburse Tenant for the reasonable out-of-pocket costs incurred by Tenant in performing such repairs within thirty (30) days after Landlord's receipt of invoices therefor. Landlord agrees that Landlord will, as part of the cost of the Landlord's Work, obtain for the benefit of both Landlord and Tenant (i) standard manufacturers' warranties for components of Landlord's Work, and (ii) warranties against defective construction, workmanship and materials from the contractors performing the Landlord's Work covering all of Landlord's Work for a period of at least one (1) year from the date of full completion of the Landlord's Work, except that with respect to the roof of the Building, Landlord shall obtain for the benefit of both Landlord and Tenant, as part of the cost of the Building/Site Work to be paid for by Landlord from Landlord's own funds, from the subcontractor who installs the roof, a "NO DOLLAR LIMIT" warranty without proration against defective construction, workmanship and materials of the roof, covering all materials and labor for a period of at least fifteen (15) years following the date of full completion of the Landlord's Work. Landlord hereby assigns to Tenant all of its rights to such warranties and all other warranties it may now or hereafter have covering those portions of the Premises which Tenant is responsible to maintain, repair and/or replace, and Landlord shall provide Tenant such good faith cooperation as is reasonably necessary to permit enforcement of such warranties by Tenant.

         7.2 Landlord's Maintenance and Repair Obligations. Landlord shall, at Landlord's sole cost and expense, diligently maintain, repair and replace (as necessary) in good order, condition and repair: (i) Crest Ridge Drive (unless such maintenance, repairs and replacements are the City of Riverside's obligation following any dedication of Crest Ridge Drive to the City of Riverside); (ii) any other roads, accessways and driveways that are located on the Land and are made available for the common use of other properties in addition to the Land (subject to Tenant's approval of any such common use and the rules and procedures therefor); and (iii) the following elements of the Building and the other Improvements: (A) the structural components of the roof of the Building, but excluding the roof membrane, which, except as provided in Paragraph 7.3 below, shall be Tenant's responsibility to repair as set forth in Paragraph 7.1 above (provided, however, that in any event, Landlord shall be responsible, at Landlord's cost, as part of Landlord's Maintenance Obligations, for replacing the roof and/or roof membrane and any part thereof); (B) floor slabs; (C) exterior walls (excluding painting thereof which shall be Tenant's responsibility, as set forth in Paragraph 7.1 above); (D) foundations; (E) footings; (F) underground utilities; (G) load bearing columns and walls; and (H) all structural portions (both interior and exterior) thereof. Notwithstanding the foregoing to the contrary, Tenant shall reimburse Landlord, within thirty
(30) days after receipt of invoices, for the reasonable out-of-pocket costs incurred by Landlord for (1) repairing any damage to such portions of the Building and Improvements required to be repaired by Landlord to the extent caused by the negligence or willful misconduct of Tenant or any of Tenant's agents, contractors, employees, licensees or invitees, and (2) the replacement of the roof membrane necessitated solely as a result of Tenant's failure to maintain the roof membrane as and when required pursuant to Paragraph 7.1 above, which failure is not cured (or other work performed by Tenant which substantially corrects the matter) within thirty (30) days after Landlord notifies Tenant thereof and of Landlord's intent to

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replace the roof as a result thereof. Landlord shall also repair, at its cost, any and all damage to the Premises, including fixtures and equipment, which may result from its failure to make any such maintenance, repairs or replacements within a reasonable time after being notified by Tenant that such maintenance, repairs and/or replacements are needed. If any maintenance, repair or replacement matter for which Landlord is responsible under this Lease (including, without limitation, under this Article 7) is of an emergency nature which if not attended to may result in bodily injury or property damage or material interference with or interruption of Tenant's business operations at the Premises, Tenant may make such maintenance, repairs or replacements as are reasonably necessary to remedy such situation without prior notice to Landlord (provided, however, Tenant shall reasonably attempt to give Landlord oral notice of such emergency situation prior to taking any such actions, which oral notice shall be given to the representative of Landlord so designated therefor in writing to Tenant), and Landlord shall reimburse Tenant for the cost of such reasonably necessary maintenance, repairs or replacements so undertaken by Tenant, which reimbursement shall be made within thirty (30) days after Landlord's receipt of invoices from Tenant evidencing such costs together with a written statement from Tenant specifying the nature of such emergency situation and the needed maintenance, repairs or replacements. The obligations of Landlord under this Article 7 shall not be modified or diminished due to the fact or the manner in which Tenant shall undertake to make such emergency maintenance, repairs and/or replacements pursuant to this Paragraph 7.2.

         7.3 Defects; Legally-Mandated Improvements. Landlord shall, at Landlord's sole cost and expense, diligently make any and all repairs and replacements of and to the Premises and repair to every part thereof (including the membrane and other components of the roof of the Building, and all interior and exterior portions of the Building and other Improvements at the Premises) which may at any time be necessary by reason of any defects in the original design and/or construction performed by Landlord or Landlord's contractors (other than defects in any alterations or improvements installed by Tenant after the Delivery Date), whether structural or otherwise, and whether capital or non-capital in nature, and shall repair such defects and any and all damage to the Premises which may result from any such defects; provided, however, unless otherwise part of Landlord's maintenance and repair obligations in Paragraph 7.2 above (which provisions shall control with respect to any conflict with this Paragraph 7.3), Landlord shall not be responsible for correcting any such defects not disclosed by Tenant in writing to Landlord by the date which is the later of: (i) ten (10) years (with respect to latent defects) and one (1) year (with respect to patent defects) after the date of full completion of Landlord's Work; (ii) ten (10) years (with respect to latent defects) and one (1) year (with respect to patent defects) after the date such work was initially installed by Landlord or Landlord's contractors; or (iii) the expiration of the applicable warranty period under the warranty provided for such work by the designer and/or contractor performing same. Any addition, alteration or improvement, structural or otherwise, to or of the Premises, or any part thereof, which may be necessary or required by reason of any Applicable Laws promulgated by competent governmental authority shall be governed by the terms and provisions of Paragraph 5.3 above.

         7.4 Cost and Timing of Repairs. Landlord shall make all maintenance, repairs and replacements required to be made by it pursuant to this
Article 7: (i) at Landlord's sole cost and expense (and such expenses shall not be included in any rental, operating expense or other payments required to be made by Tenant under this Lease); and (ii) promptly following notice from Tenant, taking into consideration the nature of the maintenance, repair and/or replacement

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and the inconvenience or interference with Tenant's ability to conduct its business that failure or delay in performing such work will cause. Landlord shall also make all such maintenance, repairs and replacements at such times and in such a manner as to minimize any inconvenience to Tenant in the conduct of its business.

         7.5 Right of Entry; Posting of Notices. Subject to the provisions of this Lease, Landlord reserves the right for itself or its duly authorized agents and representatives at all reasonable times during Tenant's business hours, but subject to reasonable advance notice, to enter the Premises for the purpose of inspecting the same or to show the same to any prospective purchaser, and for the purpose of making any necessary maintenance, repairs and replacements to the Premises. In conducting any such entries (including any inspections pursuant to Paragraph 5.4.3 above), Landlord shall follow Tenant's reasonable security procedures, shall be accompanied by a representative of Tenant, and shall minimize any inconvenience to Tenant in the conduct of its business at the Premises. Notwithstanding the foregoing, Tenant may designate certain areas of the Premises as "secured areas" should Tenant require such areas for the purposes of securing valuable property or confidential information; Landlord may not enter such secured areas except in cases of emergency or otherwise after reasonable advance notice to and approval of Tenant and only when accompanied by a representative of Tenant. At all reasonable times Landlord shall have the right to post and keep posted on the Premises any notices permitted by Applicable Laws relating to Landlord's nonresponsibility for mechanics liens or liens of a similar nature.

         7.6 Relationship to Article 9. Landlord and Tenant expressly acknowledge (i) that the foregoing provisions of this Article 7 shall not apply to any repairs or replacements required as a result of fire or other casualty event, and (ii) that all repairs and replacements required by fire or other casualty event shall be governed by the provisions of Article 9 below.

ARTICLE 8: ALTERATIONS; SURRENDER OF PREMISES.

         8.1 Alterations. From and after the Delivery Date, Tenant shall have the right from time to time to make such additions, repairs, alterations, changes or improvements, in, on or to the Premises, as Tenant may deem necessary or proper (including, but not limited to, the installation of trade fixtures, above and/or below ground storage tanks [subject to Tenant's compliance with the provisions of Paragraph 5.4 above with respect to such storage tanks], service bays, equipment, and partitions required or used from time to time in connection with Tenant's business in the Premises, and Signs and Communication Equipment described in Article 4 above), subject, however, to the following conditions:
(i) no work done by Tenant shall lessen the market value of the Premises; (ii) Tenant shall pay promptly for all such work done by it or upon its order subject to Landlord's contribution of the Tenant Improvement Allowance pursuant to Exhibit C, to the extent applicable thereto; (iii) Tenant shall construct all such alterations in compliance with all Applicable Laws and pursuant to a valid building permit (if required for the work to be performed by Tenant); (iv) Tenant shall obtain Landlord's prior consent, which shall not be unreasonably withheld, conditioned or delayed, with respect to any such alterations (including Tenant's Signs and Communication Equipment) (A) made to or affecting the structural components of the Building, or (B) which adversely affect the roof or exterior appearance of the Building; (v) if any such work affects the roof of the Building, Tenant shall perform such work (A) in a manner which will not void the roof warranty, and (B) if

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material in nature, only under the reasonable supervision of Landlord's outside independent roof consultant (who Landlord shall make reasonably available to Tenant to permit Tenant to timely perform such work), and Tenant shall reimburse Landlord for the reasonable fees of such consultant in providing such supervision services within thirty (30) days after invoice from Landlord; and
(vi) any such work performed after the Delivery Date but prior to the Commencement Date shall not unreasonably interfere with the completion of Landlord's Work by Landlord and Landlord's contractors and shall be performed pursuant to a mutually approved schedule therefor as set forth in Exhibit C. In the event Landlord's prior consent is required for Tenant's alterations pursuant to clause (iv) hereinabove, Landlord shall notify Tenant of its approval or reasonable disapproval within ten (10) days after Tenant's request therefor; if Landlord fails to notify Tenant of Landlord's approval or disapproval within such 10-day period, and such failure continues for an additional five (5) business days after notice thereof from Tenant, Landlord shall be deemed to have approved the proposed alterations. Nothing contained herein shall be construed to require Tenant to: (1) remove any alterations or improvements made by or on behalf of Tenant to or at the Premises, although (x) Tenant shall have the right to remove any such alterations and/or improvements made by or on behalf of Tenant, so long as Tenant repairs, at its expense, any damage to the Premises resulting from such removal, and (y) with respect to any alterations which are other than Landlord's Work, Landlord may require Tenant to remove same at the expiration or earlier termination of this Lease so long as Landlord notifies Tenant of such removal request within ten (10) days after Tenant notifies Landlord of such alterations work, in which case Tenant, at Tenant's expense, shall cause such alterations to be removed on or before the expiration or sooner termination of this Lease and repair any damage to the Premises resulting from such removal; or (2) make or pay for any repair, alteration, improvement, or addition, or to do any other act or thing which Landlord is required to make or do under any provision of this Lease, or which is required or becomes necessary at any time because of any failure of Landlord to perform any of its obligations hereunder.

         8.2 Surrender of Premises. Tenant shall, at the expiration of the Term hereof, surrender the Premises and any improvements and alterations made thereto not removed or required to be removed by Tenant pursuant to Paragraph
8.1 above, together with any personal property therein belonging to Landlord, in broom-clean condition.

         8.3 Removal of Tenant's Property. Within ten (10) business days after the expiration or sooner termination of this Lease, Tenant shall (i) remove from the Premises all merchandise, trade fixtures, furniture, furnishings, partitions, equipment and other personal property installed therein and owned by Tenant or leased by Tenant from third-parties (excluding, however, at Tenant's option, any Signs installed on or at the Premises), and (ii) repair any damage to the Premises caused by any such removal.

         8.4 Initial Improvements. The rights and obligations of Landlord and Tenant with respect to the development and construction of the initial Improvements and Landlord's Work (and the installation by Tenant of the Fixturization Work for the Building) are set forth in Exhibit C attached hereto.

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BIG 5 WAREHOUSE
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ARTICLE 9: DAMAGE OR DESTRUCTION.

         9.1      Landlord's Restoration Obligations.

                  9.1.1 If the Improvements or any other part of the Premises shall be damaged or destroyed by fire, earthquake or other casualty event or from any other cause other than ordinary wear and tear, ordinary physical depreciation or obsolescence, Landlord shall promptly (in any event, within thirty (30) days following the date Landlord receives notice from Tenant or otherwise becomes aware of the damage or destruction), notify Tenant in writing as to how long it will take to substantially restore the damage or destruction (ignoring any absence of insurance proceeds or delays in receiving the same) as estimated by a reputable, qualified, licensed, nonaffiliated contractor having at least ten (10) years experience in the construction and repair of buildings of similar class, size, quality, design and method of construction as the Building (the "EXPERIENCED CONTRACTOR"). Landlord's failure to so notify Tenant within such 30-day period, where such failure continues for an additional ten
(10) days after notice thereof from Tenant shall, if Tenant so chooses, be deemed to be the Experienced Contractor's determination that such restoration will take longer than twelve (12) months (measured from the date of the damage or destruction).

                  9.1.2 Subject to and except as expressly provided in Paragraphs 9.1.3, 9.2 and 9.3 below, if the Improvements or any other part of the Premises shall be damaged or destroyed to any extent by fire, earthquake or other casualty event, Landlord shall, at Landlord's sole cost and expense (but subject to payment of any Excess Costs [as defined in Paragraph 9.1.3 below], if applicable, and insurance proceeds therefor from the Property Damage Insurance [as defined in Paragraph 10.4.1 below] to be placed in the Construction Escrow, as defined in Paragraph 9.1.3 below, and as provided in Paragraphs 9.1.3 and
10.4.3 below), diligently repair and restore the same to substantially the same condition existing immediately prior to said damage or destruction with all reasonable dispatch and diligence as provided herein. Said repair and restoration shall include all fixtures and equipment in or of the Building and the Premises owned by Landlord (including, without limitation, the HVAC, plumbing, electrical and other mechanical and utilities systems and equipment in and/or serving the Premises) and all leasehold improvements and alterations in and to the Building and Premises, to the extent so damaged or destroyed. Landlord shall have no obligation to repair, restore or replace Tenant's stock in trade, trade fixtures, equipment, furnishings, furniture or other personal property. All such repair and restoration of the Premises by Landlord shall be made in accordance with plans and specifications approved by Tenant, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall comply, and shall require all its contractors to comply, with all Applicable Laws in making any said repairs and restoration. Landlord shall indemnify, defend, protect and hold Tenant harmless from and against any and all damages, claims, expenses, losses and/or liabilities (excluding lost profits and other consequential damages) resulting from Landlord's failure to comply with said Applicable Laws and/or diligently perform such repair and restoration work. After repair and restoration, Landlord shall return possession of the Premises to Tenant without diminution in size of the Building or Premises or change of location, except as required by Applicable Laws. If Landlord carries on any restoration or repair pursuant to this Article 9 and Tenant continues to occupy any portion of the Premises, Landlord shall take all such steps as may be reasonable and practicable to prevent interference with Tenant's use and enjoyment of the portion of the Premises which Tenant continues to occupy.

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BIG 5 WAREHOUSE
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Landlord shall also perform its obligations under this Article 9 in a manner which will achieve restoration of any damage or destruction as soon as practicable, giving due regard to the nature and scope of the damage or destruction.

                  9.1.3 If (i) the Improvements shall be damaged or destroyed by any fire, earthquake or other casualty event which is not required to be covered by property damage insurance under Paragraph 10.4 below ("UNINSURED CASUALTY"), and the cost of repair or restoration of such Uninsured Casualty damage or destruction exceeds the "THRESHOLD AMOUNT" (which for purposes hereof shall mean twenty percent (20%) of the full replacement cost of the Improvements immediately prior to said damage or destruction), or (ii) such damage or destruction is caused by an earthquake, and Earthquake Insurance Coverage (as defined in Paragraph 10.4.2 below) is in effect but the cost to repair such earthquake damage (inclusive of the deductible amounts under such Earthquake Insurance Coverage) which is not payable from proceeds under such Earthquake Insurance Coverage exceeds the Threshold Amount, then Landlord may notify Tenant in writing, within thirty (30) days after determining the repair and restoration cost (but in no event later than sixty (60) days after said damage or destruction), that Landlord elects not to restore the Premises or repair said damage to the extent of such excess ("EXCESS COSTS") and to terminate this Lease pursuant to the following provisions of this Paragraph 9.1.3. Such notice by Landlord (herein referred to as "LANDLORD'S TERMINATION NOTICE") shall be accompanied by an estimate of such replacement cost and at least two (2) bids prepared by contractors approved by Tenant, showing in detail the costs of the required repairs or restoration. If, within thirty (30) days after Tenant's receipt of Landlord's Termination Notice, Tenant notifies Landlord in writing that Tenant agrees to pay the Excess Costs, then within ten (10) days after approval by Landlord and Tenant (not to be unreasonably withheld or delayed) of joint escrow and payment instructions pertaining to disbursement of funds covering such repair and restoration costs, Tenant shall place in a joint construction escrow account held by a bank or escrow company mutually approved by the parties (the "CONSTRUCTION ESCROW") an amount equal to the Excess Costs, together with said approved joint escrow and payment instructions. Landlord shall thereafter with all reasonable dispatch and diligence, and at Landlord's expense (but with the right to recover such Excess Costs from the Construction Escrow pursuant to such approved joint escrow and payment instructions), make all the necessary repairs or restoration in accordance with Paragraph 9.1.2 above, and this Lease shall continue in effect. The cost of the Construction Escrow holder's fees for such Construction Escrow shall be shared and paid equally by the parties. If Tenant fails to either (A) notify Landlord in writing within thirty (30) days after Tenant's receipt of Landlord's Termination Notice that Tenant agrees to pay the Excess Costs, or (B) deposit the Excess Costs together with said approved joint escrow and payment instructions within such ten (10) day period set forth hereinabove, then this Lease shall terminate at the end of said thirty (30) day period set forth in clause (A) hereinabove or said ten (10) day period set forth in clause (A) hereinabove, as the case may be (but Tenant shall have up to ninety (90) days after such termination to vacate and surrender possession of the Premises to Landlord), and the provisions of Paragraph 9.5 below shall apply. If Landlord shall fail to notify Tenant of Landlord's election not to repair the damage or restore the Premises to the extent of the Excess Costs within ninety (90) days after such damage or destruction, Landlord shall make all necessary repairs or restoration at Landlord's sole cost and expense (subject to payment of any insurance proceeds from the Property Damage Insurance to be placed in the Construction Escrow pursuant to Paragraph 10.4.3 below), in accordance with Paragraph 9.1.2 above.

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BIG 5 WAREHOUSE
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                  9.1.4    During the period of any such damage, destruction,
restoration and repair, Landlord shall reasonably cooperate with Tenant to provide Tenant with temporary space for the operation of Tenant's Permitted Use therein within Landlord's existing buildings, if any, located in San Bernardino County or Riverside County, California, to the extent such space is available, in which case Tenant shall pay Landlord for the use of such temporary space so provided prevailing market rent, taxes and operating costs for such temporary space in such amounts as shall be mutually and reasonably approved by the parties.

         9.2 Tenant's Termination Right. Notwithstanding the provisions of Paragraph 9.1 above to the contrary, in the event that the Experienced Contractor reasonably determines that substantial restoration of the damage or destruction resulting from any fire, earthquake or other casualty event will take longer than twelve (12) months (measured from the date of the damage or destruction), Tenant may terminate this Lease by written notice to Landlord within thirty (30) days following Tenant's receipt of the Experienced Contractor's determination (or within thirty (30) days following the expiration of the thirty (30) day period set forth in Paragraph 9.1.1 above for Landlord to provide the Experienced Contractor's determination to Tenant, in the event such Experienced Contractor's determination is not timely delivered). Such termination shall be effective as of the date specified by Tenant in Tenant's termination notice, which shall be not sooner than thirty (30) days nor later than ninety (90) days after such termination notice is delivered to Landlord.

         9.3 Damage Near End of Term. Anything in this Article 9 to the contrary notwithstanding, if the Improvements or any other part of the Premises shall be destroyed or damaged during the last twelve (12) months of the Term hereof by reason of any fire, earthquake or other casualty event, and the Premises cannot be substantially restored within a period of sixty (60) working days from the date of such damage or destruction, this Lease may be terminated upon written notice by either party to the other. Provided, however, that if at the time of said destruction or damage, Tenant has an unexercised right of extension pursuant to Article 15 hereof which is still in effect, Landlord may not terminate this Lease until it has given Tenant notice of its intent to terminate and Tenant fails to exercise said right of extension within thirty
(30) days of receipt of said notice. If Tenant fails to exercise said right of extension, this Lease shall terminate effective thirty (30) days after Tenant's receipt of said notice from Landlord.

         9.4      Failure to Commence or Complete Restoration. Anything in this
Article 9 to the contrary notwithstanding, if the repair and restoration provided for in Paragraph 9.1 hereof is not commenced within six (6) months from the date of the damage or destruction referred to in said Paragraph, or once commenced, if said repair or restoration is not completed within the later of
(i) twelve (12) months after the date of such damage or destruction or (ii) the estimated restoration period originally determined by the Experienced Contractor pursuant to Paragraph 9.1.1 above, Tenant may terminate this Lease upon written notice to Landlord, which termination shall be effective as of the date specified by Tenant in such termination notice which shall be not sooner than thirty (30) nor later than ninety (90) days after such termination notice is delivered to Landlord. Tenant's right to terminate this Lease as provided hereinabove (and elsewhere in this Article 9) shall be in addition to any other right or remedy Tenant may have arising out of Landlord's breach of any covenant of this Lease.

                                      -29-
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BIG 5 WAREHOUSE
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         9.5      Effect of Termination. Except as otherwise expressly provided above in this Article 9, such destruction or damage to the Premises shall not terminate this Lease, notwithstanding the provisions of California Civil Code Sections 1932 and 1933 or any other Applicable Laws to the contrary. Upon any such termination of this Lease by Landlord or Tenant pursuant to this Article 9, Landlord and Tenant shall be relieved from all liabilities hereunder except those liabilities accruing prior to the date of such termination or which expressly survive such termination.

         9.6      Conflict with Article 8. Wherever the provisions of this
Article 9 are in conflict with the provisions of Article 8 hereof, the provisions of this Article 9 shall prevail.

ARTICLE 10: INSURANCE AND INDEMNITY.

         10.1 Tenant's Liability Insurance. From the date Landlord delivers possession of the Premises to Tenant in the Delivery Condition as provided in Paragraph 1.1 hereof and throughout the Term of this Lease, Tenant shall maintain in force a commercial general liability insurance policy or policies for liability for personal injury, death and bodily injury to persons and damage to property occurring upon, within or at the Premises and arising from Tenant's use and/or occupancy of the Premises. Said insurance policy or policies shall name Landlord as an additional insured and shall be in an amount of not less than a combined single limit liability of Five Million Dollars ($5,000,000.00), with a commercially reasonable deductible or self-insured retention amount (currently Tenant proposes an initial self-insured retention amount of $250,000.00, which Landlord agrees is commercially reasonable). Said insurance policy or policies shall be primary and noncontributing with any insurance maintained by Landlord and shall include a blanket contractual liability endorsement.

         10.2 Tenant's Personal Property Insurance. From the date Landlord delivers possession of the Premises to Tenant in the Delivery Condition as provided in Paragraph 1.1 hereof and throughout the Term of this Lease, Tenant shall maintain in force an insurance policy covering all perils generally included within the classification "Special Form - Risks of Direct Physical Loss", other than earthquake or flood, with an extended coverage endorsement, in the amount of not less than one hundred percent (100%) of the full replacement cost of all of Tenant's trade fixtures, equipment, inventory and other personal property owned by Tenant at the Premises. Landlord shall have no interest in or claim of any nature to the proceeds of any such insurance.

         10.3 Landlord's Liability Insurance. At Landlord's expense, Landlord shall maintain in force from and after the date of execution of this Lease and throughout the Term of this Lease a commercial general liability insurance policy or policies for liability for personal injury, death and bodily injury to persons and damage to property occurring upon, within or at the Premises and arising out of Landlord's acts or omissions, including, without limitation, Landlord's design and construction activities pursuant to Exhibit C. Said insurance policy or policies shall name Tenant as additional insured and shall be in the amount of not less than a combined single limit liability of Five Million Dollars ($5,000,000), with a commercially reasonable deductible. Said insurance policy or policies shall be primary and noncontributing with any insurance maintained by Tenant and shall include a blanket contractual liability endorsement covering, among other matters, the indemnities provided by Landlord pursuant to Paragraph 10.9 below.

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         10.4     Property Damage Insurance.

                  10.4.1 From the date Landlord delivers possession of the Premises to Tenant in the Delivery Condition as provided in Paragraph 1.1 hereof and continuing thereafter throughout the Term of this Lease, Tenant shall, at its sole cost and expense, maintain in force an insurance policy or policies covering: (i) all perils generally included within the classification "Special Form - Risks of Direct Physical Loss", other than earthquake or flood, with an extended coverage endorsement, in the amount of not less than one hundred percent (100%) of the full replacement cost (with a commercially reasonable deductible) of the Building and all other Improvements within or on the Premises, and all improvements, alterations, fixtures and equipment within the Building and any such other Improvements, exclusive, however, of trade fixtures, inventory and other personal property owned by Tenant, and exclusive of the value of excavations, underground utilities, foundations and footings; and (ii) earthquake damage to such property described in clause (i) hereinabove, in such amounts and upon such terms as Tenant shall determine, subject, however, to the limitations contained in Paragraph 10.4.2 below. The insurance described in this Paragraph 10.4.1 shall sometimes be referred to herein as the "PROPERTY DAMAGE INSURANCE."

                  10.4.2 Landlord and Tenant agree that the obligation of Tenant to provide insurance coverage for the Building and all other Improvements at the Premises against damage from earthquake ("EARTHQUAKE INSURANCE COVERAGE") shall be subject to the following additional terms, conditions and limitations:

                  (i) The deductible for Earthquake Insurance Coverage, so long as Earthquake Insurance Coverage is required to be maintained in accordance with this Paragraph 10.4.2, shall be the deductible amount which is generally commercially available for Earthquake Insurance Coverage with a premium not in excess of $0.25 per square foot of Rentable Area of the Building per year (the "MAXIMUM EARTHQUAKE PREMIUM").

                  (ii) Tenant shall not be required to carry Earthquake Insurance Coverage if (A) the premium payable for Earthquake Insurance Coverage will exceed the Maximum Earthquake Premium, and (B) following notice by Tenant to Landlord of such election not to carry such Earthquake Insurance Coverage pursuant to Paragraph 10.4.2(ii) below, neither Tenant nor Landlord elects to pay such excess in accordance with Paragraph 10.4.2(iii) below. If Earthquake Insurance Coverage becomes unobtainable, regardless of the premium amount, or if Tenant otherwise determines in good faith that Earthquake Insurance Coverage is not available with coverage limits, deductibles, exclusions and other terms and conditions that are commercially reasonable or otherwise reasonably acceptable to Tenant, then Tenant shall have the right to allow Earthquake Insurance Coverage to lapse upon expiration of the Earthquake Insurance Coverage then in effect by providing Landlord written notice of such election at least fifteen
(15) days prior to the date such coverage will lapse. Landlord shall thereafter have the right to maintain Earthquake Insurance Coverage (if obtainable) at Landlord's expense, subject to reimbursement by Tenant of the premiums paid for by Landlord in obtaining such Earthquake Insurance Coverage, but such reimbursement obligation shall not exceed the Maximum Earthquake Premium.

                                      -31-
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                  (iii)    If, at any time from the date Landlord delivers
possession of the Premises to Tenant in the Delivery Condition and continuing thereafter throughout the Term, the premium for Earthquake Insurance Coverage will exceed the Maximum Earthquake Premium, Tenant shall have the right, at its option, to elect either to (A) pay the portion of the proposed premium for Earthquake Insurance Coverage in excess of the Maximum Earthquake Premium, and thereby maintain Earthquake Insurance Coverage in effect, or (B) elect not to pay such excess and allow Earthquake Insurance Coverage for the Premises to lapse. If Tenant has the right to make the election described in the immediately preceding sentence, Tenant shall give written notice to Landlord (herein "TENANT'S ELECTION NOTICE") of the action intended by Tenant at least fifteen
(15) days prior to the date such coverage will lapse. If, in Tenant's Election Notice, Tenant informs Landlord that it has elected to allow Earthquake Insurance Coverage to lapse, Landlord shall have the right, within ten (10) days after receipt of Tenant's Election Notice, by giving written notice to Tenant, to cause Tenant to maintain Earthquake Insurance Coverage in effect by agreeing to pay to Tenant, without reimbursement from Tenant, the full amount of the excess (which payment shall be made within ten (10) business days after invoice for such excess is delivered by Tenant to Landlord). If Landlord fails to timely pay such excess, Tenant shall nevertheless have the right to allow the Earthquake Insurance Coverage to lapse.

                  10.4.3 Tenant and Landlord (and any mortgagee of Landlord with a first mortgage or first deed of trust encumbering the Premises of whom Landlord has notified Tenant in writing) shall be loss payees of the Property Damage Insurance maintained pursuant to this Paragraph 10.4, as their respective interests may appear; however, any and all proceeds of such Property Damage Insurance shall be deposited into the Construction Escrow to be established by the parties pursuant to Paragraph 9.1.3 above and shall be used to pay for the costs of the repair and restoration of the Premises as provided by Paragraph 9.1 hereof. Notwithstanding the foregoing to the contrary, if this Lease is terminated pursuant to the provisions of Article 9 above as a result of any such damage or destruction, Tenant shall be entitled to receive and retain the following insurance proceeds (collectively, the "TENANT'S TERMINATION INSURANCE PROCEEDS"): (i) all insurance proceeds pertaining to any leasehold improvements or alterations at the Premises made by Landlord or Tenant from Tenant's own funds; and (ii) all insurance proceeds pertaining to any leasehold improvements or alterations at the Premises made by Landlord or Tenant from the Tenant Improvement Allowance, but only with respect to any termination of this Lease pursuant to this Article 10 which occurs after the initial 10-year Term of this Lease. If by reason of the provisions of any first mortgage or first deed of trust executed by Landlord on the Premises, Property Damage Insurance proceeds are required to be made payable to the lien holder, Tenant hereby consents thereto, provided that the lien holder in question (A) shall first agree in writing with Landlord and Tenant to make such proceeds available for the repair and restoration of the Premises to the extent required pursuant to Paragraph 9.1 hereof, and (B) shall not have any interest in the Tenant's Termination Insurance Proceeds, and Tenant shall not be required to cause Tenant's Termination Insurance Proceeds to be delivered to such lien holder.

         10.5 Rent Loss Insurance. From the date Landlord delivers possession of the Premises to Tenant in the Delivery Condition as provided in Paragraph 1.1 hereof and throughout the Term of this Lease, Tenant shall, at Tenant's expense, maintain in force rent loss insurance for the benefit of the Landlord as loss payee covering loss of rental income under this Lease for a period of twelve (12) months.

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         10.6     Waiver of Subrogation. Landlord and Tenant shall each procure from each of the insurers under all policies of property damage insurance obtained pursuant to the provisions of this Article 10, a waiver of all rights of subrogation which said insurer might otherwise have, as against the other party hereto, said waiver to be in writing and for the express benefit of the other. Landlord and Tenant hereby release each other and waive any claim against the other relating to losses or liabilities for which the releasing party is obligated to obtain property damage insurance under the provisions of this
Article 10. For purposes of the preceding sentence, Landlord and Tenant shall include the directors, officers and employees of each.

         10.7 General Insurance Requirements. Any and all insurance policies obtained by either Landlord or Tenant pursuant to the provisions of this Article 10 shall be issued only by a responsible insurer, properly licensed in the State of California, having a rating of not less than A-/VII in Best's Insurance Guide. Each such insurance policy shall include an endorsement obligating the insurer to give the party hereto not obtaining said insurance policy thirty (30) days' prior written notice of any cancellation or change in scope or amount of coverage of such insurance policy. Each party hereto shall cause to be issued to the other party appropriate certificates of insurance evidencing compliance with the terms of the provisions of this Article 10 relating to insurance; Tenant shall provide Landlord with such certificates for Tenant's insurance at least ten (10) business days prior to the date Landlord delivers possession of the Premises to Tenant in the Delivery Condition.

         10.8 Blanket Policies. Notwithstanding anything in this Article 10 to the contrary, Tenant and Landlord may each insure for the amount of any insurance required to be carried by it pursuant to this Article 10 under a blanket and/or umbrella policy or policies covering other liabilities of the insuring party and/or its subsidiaries, controlling or affiliated entities.

         10.9 Indemnities. Notwithstanding anything in this Article 10 to the contrary:

                  10.9.1 Tenant shall indemnify, defend, protect and hold harmless Landlord and Landlord's managers, members, partners, officers, directors, agents and employees (collectively, "LANDLORD'S REPRESENTATIVES") from and against any and all liabilities, losses, costs, expenses and claims, including reasonable attorneys' fees, but specifically excluding lost profits and other consequential damages (collectively, "CLAIMS") to the extent (i) resulting from an incident (A) which occurs at the Premises from and after the date Landlord delivers possession of the Premises, Ready for Occupancy, to Tenant as provided in Paragraph 1.4 above, and which results in bodily injury, death or property damage, or (B) which arises out of the negligence or willful misconduct of Tenant and/or Tenant's employees, contractors, agents and/or licensees, and (ii) not insured or required to be insured against by Landlord under this Lease; provided however, the foregoing indemnity shall not include any Claims to the extent resulting from the negligence or willful misconduct of Landlord or any of Landlord's Representatives.

                  10.9.2 Landlord shall indemnify, defend, protect and hold harmless Tenant and Tenant's managers, members, partners, officers, directors, agents and employees (collectively, "TENANT'S REPRESENTATIVES") from and against any and all Claims to the extent (i) resulting from an incident (A) which occurs at the Premises at any time prior to the date Landlord delivers possession of the Premises, Ready for Occupancy, to Tenant as provided in Paragraph 1.4 above and which results in bodily injury, death or property damage or (B) which arises out of the

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negligence or willful misconduct of Landlord and/or Landlord's employees, contractors, agents and/or licensees, and (ii) not insured or required to be insured against by Tenant under this Lease; provided however, the foregoing indemnity shall not include any Claims to the extent resulting from the negligence or willful misconduct of Tenant or any of Tenant's Representatives.

                  10.9.3 The foregoing mutual indemnities are intended to be consistent with the waivers as set forth in Paragraph 10.6 above, pursuant to which each party (i) has waived its respective rights against the other party to the extent any losses, damages or other Claims are insured or required to be insured under property damage policies by such party pursuant to the provisions of this Lease, and (ii) has agreed to cause such party's respective insurance carrier to include a waiver of subrogation in their respective property damage insurance policies. In addition, the foregoing indemnities, and the waivers set forth in Paragraph 10.6 above, are not intended to and shall not relieve any insurance carrier of its obligations to provide insurance coverage pursuant to insurance policies obtained pursuant to the provisions of this Lease.

                  10.9.4 In the event any action or proceeding is brought against Landlord or any of Landlord's Representatives and such claim is a claim from which Tenant is obligated to indemnify Landlord or Landlord's Representatives pursuant to this Paragraph, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding (in the case of a lawsuit, by legal counsel reasonably satisfactory to Landlord). In the event any action or proceeding is brought against Tenant or any of Tenant's Representatives and such claim is a claim from which Landlord is obligated to indemnify Tenant or Tenant's Representatives pursuant to this Paragraph, Landlord, upon notice from Tenant, shall resist and defend such action or proceeding (in the case of a lawsuit, by legal counsel reasonably satisfactory to Tenant).

                  10.9.5 Notwithstanding anything in this Lease, including without limitation this Paragraph 10.9 or Articles 17 or 18 below, to the contrary, the terms of this Lease shall not impose any obligation on either party to be responsible or liable for the other party's lost profits or other consequential damages. Landlord and Tenant agree that Landlord's right to recover future rent under California Civil Code Section 1951.2 upon a termination of this Lease following a default by Tenant pursuant to Paragraph
17.1 below shall not be deemed consequential damages or lost profits for purposes of this Paragraph 10.9.5.

                  10.9.6   The obligations of the parties under this Paragraph
10.9 shall survive termination of this Lease.

ARTICLE 11: ASSIGNMENT AND SUBLETTING.

         11.1 Tenant's Right to Assign or Sublet. Subject to Paragraphs 11.2 and 11.3 below, Tenant shall have the right, with Landlord's prior written consent, which consent shall not be unreasonably withheld or conditioned, to assign this Lease or sublet the Premises or any part thereof. If Tenant desires to assign this Lease or sublet the Premises or any part thereof other than pursuant to Paragraphs 11.2 or 11.3 below, Tenant shall notify Landlord of such proposed assignment or sublease specifying the identity of the proposed assignee or subtenant and the material terms of the proposed assignment or sublease (which material terms may be evidenced by a letter of intent, correspondence between the parties or other means designated by Tenant);

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Landlord shall have a period of twenty (20) days following receipt of such notice to notify Tenant of Landlord's approval of the proposed assignment or sublease, or reasonable disapproval (with the reasons for such disapproval specified in detail). If Landlord fails to notify Tenant in writing of the approval or reasonable disapproval within such twenty (20) day period, Landlord shall be deemed to have consented to such proposed assignment or sublease.

         11.2 Consent to Partial Subletting. Notwithstanding anything in this Article 11 to the contrary, Landlord hereby agrees that Tenant may, at any time and from time to time without having to obtain Landlord's prior consent, sublet up to an aggregate of fifty percent (50%) of the Building and Premises, whenever in the opinion of Tenant it shall be advisable to sublet any such portions of the Building and Premises.

         11.3 Consent to Transfers to Tenant Affiliates. Notwithstanding anything in this Article 11 to the contrary, Landlord hereby agrees that Tenant may, at any time and from time to time without having to obtain Landlord's prior consent, assign, sublet or transfer this Lease or the Premises or any part thereof to any entity which owns or controls Tenant, to any entity owned or controlled by Tenant, to any entity owned or controlled by or affiliated with any entity which owns or controls Tenant, or to any entity resulting from a consolidation, or to the surviving entity in case of a merger, to which consolidation or merger Tenant shall be a party, or to an entity to which all or substantially all of the assets of Tenant have been sold. In addition, Landlord hereby agrees that any transfer or series of transfers of stock or other ownership interests in Tenant whether or not resulting in a change in the controlling interest in Tenant and whether voluntarily, by operation of law or otherwise, shall not be deemed an assignment, subletting or other transfer of Tenant's interest in this Lease or the Premises and thus shall not be subject to the requirement that Tenant notify Landlord thereof or obtain Landlord's prior consent thereto.

         11.4 No Release. No such assignment, subletting or transfer of this Lease by Tenant pursuant to the foregoing provisions of this Article 11 shall release Tenant from Tenant's obligations under this Lease.

ARTICLE 12: EMINENT DOMAIN.

         12.1 Total Taking. In the event of a "TOTAL TAKING", defined as when the entire Premises or the entire Building is taken or appropriated under the power of eminent domain, this Lease shall terminate as of the date of the taking of physical possession of the Premises or Building (as the case may be), and each party shall be released from any liability accruing thereafter under this Lease (but shall not be released from any liability accruing prior to such termination).

         12.2     Partial Taking.

                  12.2.1 In the event that through such eminent domain proceedings there is a "PARTIAL TAKING", defined as when only a portion or portions of the Building or Premises is taken, and Tenant in good faith determines that such taking may have a material adverse effect on its ability to conduct its business in the Premises, Tenant shall have the option (exercisable by written notice to Landlord at any time within sixty (60) days after the taking of physical possession under any such proceeding) to terminate this Lease effective as of the later of (i) the

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termination date set forth in Tenant's termination notice, which shall be no later than the ninetieth (90th) day following such notice, or (ii) the day before the date of the taking of physical possession of such portion(s) of the Premises. Upon any such termination, each party shall be released from any liability accruing thereafter under this Lease (but shall not be released from any liability accruing prior to such termination). Except as provided in this
Article 12, such Partial Taking shall not be a basis to terminate this Lease, notwithstanding any Applicable Laws of the State of California to the contrary.

                  12.2.2 Notwithstanding the foregoing provisions of Paragraph
12.2.1 to the contrary, in the event Landlord disputes that such taking would have a material adverse effect on Tenant's ability to conduct its business at the Premises and thus disputes the effectiveness of Tenant's exercise of its right to terminate this Lease pursuant to Paragraph 12.2.1 above, then the parties agree to resolve the dispute as provided in this Paragraph 12.2.2. Prior to submitting any such dispute to JAMS arbitration (as provided below), Landlord and Tenant agree that they shall meet and use good faith efforts, for a period of fifteen (15) days, to attempt to resolve such dispute. If the parties fail to resolve such dispute within said 15-day period, the parties agree to submit the question to binding arbitration by the Judicial Arbitration and Mediation Services ("JAMS") in Riverside County, California, in accordance with the Comprehensive Arbitration Rules of JAMS, or the Streamlined Arbitration Rules of JAMS if mutually agreed to by both parties hereunder. The parties agree to cooperate with JAMS and with one another in selecting from JAMS' panel of arbitrators (selecting, if available, an arbitrator experienced in commercial real estate matters in Riverside County, California) and in scheduling the arbitration proceedings. If the parties are unable to agree upon an arbitrator, such arbitrator shall be appointed by JAMS. The party requesting arbitration shall be responsible for completing and sending to the JAMS' office for Riverside County, California, such forms as JAMS may require to commence such arbitration proceedings. Each party shall initially advance one-half (1/2) of JAMS' and the arbitrator's fees, and each party shall bear its own attorneys' fees if it chooses to be represented by an attorney in the arbitration. The arbitrator shall award to the prevailing party in the arbitration the fees it paid to JAMS and the arbitrator, together with reasonable attorneys' fees, which award will be payable by the other party within thirty (30) days after the arbitrator mails his or her decision. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. If JAMS is not available in Riverside County, the parties shall use JAMS in Orange County. If JAMS is not available in either Riverside or Orange Counties, the parties shall use the arbitration and mediation services provided by the American Arbitration Association ("AAA"). If JAMS and AAA are not available or no longer in existence, then the parties agree to use good faith efforts to select an alternative arbitration and mediation service, and the procedures set forth above shall apply to such substitute service.

         12.3 Condemnation Award. Landlord shall be entitled to all damages or compensation awarded in any eminent domain proceeding relating to its fee simple interest in the Premises and Improvements paid for by Landlord at Landlord's expense. Tenant shall be entitled to all damages, compensation and proceeds awarded in any eminent domain proceeding that comprise Tenant's Eminent Domain TI Proceeds (as defined below) and/or pertain to Tenant's leasehold interest, loss of goodwill, relocation expenses, loss of business, business interruption, loss and/or removal of Tenant's trade fixtures, furniture, equipment and other personal property. For purposes hereof, "TENANT'S EMINENT DOMAIN TI PROCEEDS" shall mean all damages, compensation and proceeds awarded in any eminent domain proceeding for or pertaining to loss

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and/or removal of leasehold improvements and alterations at the Premises made by
Tenant or Landlord from (i) the Tenant Improvement Allowance (but not with respect to any eminent domain proceeding which results in a termination of this Lease prior to the end of the initial 10-year Term of this Lease), and/or (ii) Tenant's own funds.

         12.4 Landlord's Duty to Restore. In the event that there is a taking and this Lease is not terminated pursuant to this Article 12, Landlord shall, at its own expense (but only to the extent Landlord has received condemnation proceeds therefor), repair and restore the Improvements and the other portions of the Premises, including the fixtures, systems and equipment owned by Landlord and all leasehold improvements and alterations within the Improvements, to (i) a condition suitable for Tenant's use as close to their original condition as possible, and (ii) as reasonably necessary to ensure that the Premises continue to operate in accordance with all Applicable Laws and with the standards prevailing from time to time for comparable warehouse/distributions facilities in the vicinity of the Premises.

         12.5 Restoration Requirements. All repair and restoration of the Premises to be made by Landlord pursuant to Paragraph 12.4 hereof shall be made in accordance with plans and specifications approved by Tenant. Landlord shall comply, and shall require all its contractors to comply, with all Applicable Laws relating to conditions of employment in making such repairs and restoration. In the event that there is a taking and this Lease is not terminated pursuant to this Article 12, any and all proceeds owing to Landlord resulting from any eminent domain proceedings based on such taking shall be deposited into a mutually acceptable joint Construction Escrow to be established by Landlord and Tenant in the same manner as provided in Paragraph 9.1.3 above, and used to pay for the costs of such repairs and restoration. Notwithstanding the foregoing, if by reason of the provisions of any such mortgage or deed of trust executed by Landlord on the Premises, any such eminent domain proceeds are required to be made payable to the lien holder, Tenant hereby consents thereto, provided that the lien holder in question (i) shall first agree in writing with Landlord to make said proceeds available for such repair and restoration to the extent required pursuant to this Article 12, and (ii) shall not have any interest in the Tenant's Eminent Domain TI Proceeds, and Tenant shall be entitled to retain any such proceeds.

         12.6 Abatement and Adjustment of Rent. In the event that there is a taking and this Lease is not terminated pursuant to this Article 12, in addition to any right Tenant may have to abate Fixed Rent and Real Property Taxes pursuant to Paragraph 2.2 hereof, a reduction of the annual Fixed Rent and Real Property Taxes payable under Paragraphs 2.1 and 6.1 hereof shall be made as follows: (i) if a portion of the Building is taken, the annual Fixed Rent and Real Property Taxes shall be reduced by the ratio of the total Rentable Area taken to the total Rentable Area of the Building; and (ii) if a portion of the parking, landscaping and other areas of the Premises located outside the Building is taken, an equitable reduction in the Fixed Rent and Real Property Taxes shall be made, based on the amount taken and proximity of the portion taken to the Building and the adverse effect on Tenant's business in the Premises.

         12.7 Definition of Taking. A "TAKING OR APPROPRIATION", as used in this Article 12, shall be deemed to include one or more takings or appropriations, and the cumulative effect of more than one such taking or appropriation shall be construed as one taking or appropriation.

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Appropriation or taking by eminent domain as used herein shall also include a conveyance made as a settlement to an existing or threatened eminent domain proceeding.

         12.8 Conflict with Article 8. Where the provisions of this Article 12 are in conflict with the Applicable Laws of the State of California, or with the provisions of Article 8 hereof, the provisions of this Article 12 shall apply.

ARTICLE 13: ATTORNEYS' FEES.

         In the event either party hereto commences legal proceedings to enforce any of the terms of this Lease, or for damages resulting from a breach of this Lease, the successful party in such action shall receive from the other party, in each such action, including any appeal taken thereof, its reasonable attorneys' fees and costs incurred. Whenever one party is obligated to indemnify the other party under the terms of this Lease, said duty to indemnify shall include the duty to defend the other party and to pay for all reasonable attorneys' fees, costs and disbursements related to said defense. The term attorneys' fees as used in this Article 13 shall include the fair market value of Landlord's and Tenant's in-house counsel's services.

ARTICLE 14: PERMITS AND LICENSES.

         Landlord hereby covenants and agrees to fully and promptly cooperate with Tenant, at no cost to Landlord, in Tenant's efforts (which shall be at Tenant's sole cost and expense) to apply for and secure any building permit, signage variances and/or permission of any duly constituted authority for the purpose of doing any of the things which Tenant is required or permitted to do under the provisions of this Lease, and Landlord shall indemnify Tenant for any loss, cost or damage (excluding lost profits or other consequential damages) suffered by Tenant as a result of Landlord's failure to so cooperate.

ARTICLE 15: EXTENSION OF TERM.

         15.1 Tenant's Right to Extend Lease Term. Tenant shall have the right to extend the Term of this Lease upon the same terms, covenants, and conditions as herein contained, and at the Fixed Rent rate herein reserved in Paragraph 2.1.3 above, for three (3) additional consecutive periods of five (5) years each (each an "OPTION PERIOD" and collectively the "OPTION PERIODS") from and after the Expiration Date hereof, by giving Landlord notice at least six (6) months prior to the Expiration Date, and prior to each such extended expiration date (as the case may be), notifying Landlord of Tenant's election to so extend the Term; provided, however, in the event that Tenant fails to give such notice of extension, Tenant shall not be deemed to have waived the right to that extension or any extension thereafter until Landlord gives Tenant written notice of Tenant's failure to exercise such right of extension and affords Tenant a period of thirty (30) days after receipt of such notice to exercise that right of extension by giving Landlord notice thereof. Wherever there is a reference in this Lease to the Term of this Lease, or to the expiration of this Lease, such references shall be construed to include any extension of the Term of this Lease. Notwithstanding the foregoing to the contrary, Tenant shall not have the right to extend the Term for the applicable Option Period if at the time Tenant delivers to Landlord Tenant's exercise notice, Tenant is then in monetary or material non-monetary default under the Lease after expiration of all applicable notice and cure periods.

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         15.2     Interference Period. Whenever Tenant shall be prevented in whole or in part from the free, uninterrupted, and unimpeded enjoyment of the use of the Premises and the fixtures therein by reason of default of Landlord, or by reason of Landlord's making any repairs, alterations, extensions or additions to the Premises, or the fixtures therein, or by reason of any casualty event or eminent domain proceedings, and such prevention or disturbance lasts for a period in excess of ninety (90) days, then, and in each and all of such cases, Tenant shall have the right of extension, as hereinafter defined, which right shall be cumulative and additional to any other rights given in such cases by this Lease or Applicable Laws. Said right of extension shall give Tenant the option (to be exercised at least ninety (90) days before the conclusion of the Term) to add any such period or periods of loss of such enjoyment, or the aggregate of all such periods, to the Term of this Lease.

ARTICLE 16: SUBORDINATION.

         16.1 Permitted Deed of Trust. In the event Landlord acquires fee simple title to the Land with acquisition and/or construction financing secured by a Permitted Deed of Trust (as defined in Paragraph 3.1 above), then concurrently upon the closing of such acquisition, Landlord shall deliver to Tenant a subordination, nondisturbance and attornment agreement ("SNDA") executed by Landlord and the holder of such Permitted Deed of Trust in the form attached hereto as Exhibit E, with any reasonable modifications thereto which do not increase any of Tenant's obligations or diminish or impair any of Tenant's rights under this Lease as shall be reasonably required by the holder of such Permitted Deed of Trust and reasonably approved by Tenant. If Landlord fails to deliver the executed SNDA to Tenant concurrently upon such closing, Tenant may, at its option, in addition to its other remedies under this Lease: (i) terminate this Lease effective upon the date written termination notice is delivered to Landlord, which termination notice may be delivered at any time prior to the date such executed SNDA is delivered to Tenant, in which event the provisions of Paragraph 1.5.5 above shall apply; or (ii) defer the payment of any and all rental due under this Lease until such executed SNDA is delivered to Tenant. During such period of deferral, said rental shall accrue without interest. Tenant shall pay such accrued rent in full to Landlord within forty-five (45) days after Tenant's receipt of such executed SNDA in recordable form.

         16.2 Future Deeds of Trust. Tenant covenants that it will execute an agreement subordinating this Lease to any first priority deed of trust subsequently placed upon the Premises after Landlord's acquisition of fee simple title to the Land in the form attached hereto as Exhibit E, with any reasonable modifications thereto which do not increase any of Tenant's obligations or diminish or impair any of Tenant's rights under this Lease as shall be reasonably required by the holder of such deed of trust and reasonably approved by Tenant. Tenant agrees to execute and deliver such agreement to Landlord within twenty (20) days after such agreement is delivered by Landlord to Tenant in the form (and with such modifications) as approved by Tenant in accordance with the foregoing provisions of this Paragraph 16.2.

         16.3 Landlord's Waiver. Landlord hereby waives and releases any lien or claim of lien, statutory or otherwise, which Landlord may be entitled to assert under Applicable Laws upon or against any inventory, fixtures, furniture, equipment and other personal property of Tenant situated at the Premises. Landlord covenants that concurrently upon Landlord's execution of this Lease and/or subsequent to the execution of this Lease at Tenant's request,

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Landlord will execute an agreement setting forth certain information regarding this Lease, as well as acknowledging certain rights of Tenant and any lender of Tenant, in the form attached hereto as Exhibit F. In addition, Landlord agrees to execute any other document reasonably requested from time to time by Tenant and/or any lender, supplier, vendor, lessor or other lienholder in connection with Tenant's inventory, trade fixtures, furniture, equipment or other personal property, pursuant to which Landlord expressly waives any lien Landlord might otherwise have or acquire upon such property.

ARTICLE 17: TENANT'S DEFAULTS.

         17.1 Monetary Defaults. Should Tenant fail to make any payment of rent required to be paid by Tenant to Landlord hereunder as and when due under this Lease, and such failure shall continue for five (5) business days after Tenant's receipt of written notice thereof from Landlord specifying in detail such failure, then Tenant shall be in default under this Lease and Landlord may, at its option, in addition to any other remedies provided for such default under Applicable Laws (but subject to the provisions of Paragraph 10.9.5 above), terminate and cancel this Lease, and re-enter and take possession of the Premises, remove Tenant's property therefrom, and dispose of the same in the manner provided by Applicable Laws. Said five (5) business day notice from Landlord to Tenant shall be in addition to, and not in lieu of, any statutory notice for eviction or foreclosure proceedings required under the Applicable Laws of the State of California (including, without limitation, the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature); provided, however, if Tenant is in default in the payment of rent more than two (2) times in any 12-month period, for the third (3rd) and any subsequent default in such 12-month period, such five (5) business day notice shall be in lieu of any such statutory notice for eviction or foreclosure proceedings. Upon such termination, Landlord may recover from Tenant:

                  (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination;

                  (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                  (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                  (iv) any other amount necessary to compensate Landlord for all the expenses and all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

The "worth at the time of award" of the amounts referred to in items (i) and
(ii) above is computed by allowing interest at the Interest Rate (defined in Paragraph 6.4 above). The "worth at the time of award" of the amount referred to in item (iii) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Except as otherwise herein provided, no entry into the Premises or

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any other action by Landlord shall be construed as an election to terminate this
Lease unless written notice of such intention is given to Tenant, or unless termination thereof is decreed by a court of competent jurisdiction.

                  17.1.1 In the event this Lease is terminated as provided in this Paragraph 17.1, Tenant shall promptly remove all personal property to which it has the right to possession. All property of Tenant not removed by Tenant within ten (10) business days after Tenant's receipt of notice of a final adjudication that the Lease has been terminated shall be disposed of by Landlord in the manner provided by Applicable Laws.

                  17.1.2 Landlord shall also have the remedy described in California Civil Code Section 1951.4 (which provides that lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due (in accordance with California Civil Code Section 1951.4).

         17.2 Non-Monetary Defaults. If Tenant shall be in default in the performance of any obligation under this Lease other than in the payment of rent, and if Tenant shall fail to cure such default within thirty (30) days of receipt of notice from Landlord, specifying in detail the nature of such default, or in case the default is of such a character as to reasonably require more than thirty (30) days to cure, then if Tenant shall fail to use reasonable diligence in curing or attempting to cure such default, then Landlord may cure such default for the account of and at the cost and expense of Tenant. The sum so expended by Landlord shall be deemed to be additional rent if Tenant fails to pay to Landlord the sum so expended within thirty (30) days after Tenant's receipt of notice of a final adjudication that such amount is owing to Landlord, including interest at the Interest Rate from the date of expenditure by Landlord until paid.

                  17.2.1 In addition to the foregoing, if Tenant shall be in material default in the performance of any non-monetary obligation under this Lease which cannot be cured by Landlord by the payment of money or the exercise of Landlord's self-help rights as set forth in Paragraph 17.2 above, and if Tenant shall fail to cure such default within the time periods set forth in Paragraph 17.2 above, Landlord shall be entitled to exercise all rights and remedies set forth in Paragraph 17.1 above. In no event shall any such default, other than the failure to pay rent, be the basis of a forfeiture of this Lease or otherwise result in the eviction of Tenant or the termination of this Lease, unless and except to the extent specifically and expressly permitted under this Paragraph 17.2.

                  17.2.2 In addition to Landlord's right to cure such non-monetary default and recover the amount so expended in curing such non-monetary default, Landlord shall have the right to injunctive relief and/or recover damages (subject, however, to the limitations in Paragraph 10.9.5 above) for Tenant's default of any such obligation, covenant or agreement.

         17.3 Bankruptcy. In the event of the commencement of voluntary or involuntary proceedings by or against Tenant under the United States Bankruptcy Code, which proceedings are not dismissed within ninety (90) days after the same are filed, then subject to and limited by

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the provisions of the United States Bankruptcy Code, as amended, including any subsequent amendments thereto, Tenant shall be deemed to be in default under this Lease and Landlord shall be entitled to exercise all rights and remedies set forth in Paragraph 17.1 above.

         17.4 Landlord's Remedies Cumulative. Any right or remedy Landlord may have under this Paragraph 17 arising out of Tenant's uncured default under this Lease shall be in addition to any other right or remedy for such uncured default provided for by Applicable Law and/or in equity (subject, however, to the limitations in Paragraphs 10.9.5 and 17.2.1 above), including, without limitation, the right to recover damages as a result thereof.

ARTICLE 18: LANDLORD'S DEFAULTS.

         18.1 Tenant's Right to Cure. If Landlord (i) fails to pay any installment of taxes or assessments or any interest, principal, costs or other charges upon any lien or encumbrance affecting the Premises when any of the same becomes due and such failure to pay could or would result in (A) a termination of this Lease, (B) loss of quiet enjoyment of the Premises, (C) impairment or loss of any of Tenant's rights under this Lease, or (D) increase in any of Tenant's obligations under this Lease, or (ii) fails to pay any other monetary amounts required to be paid by Landlord under this Lease (including, without limitation, payments of any costs and/or the Tenant Improvement Allowance pursuant to Exhibit C) when any of the same becomes due, or (iii) fails to perform Landlord's Maintenance Obligations or make any other repairs or do any other work required of Landlord by the provisions of this Lease, or (iv) in any other respect fails to perform any other obligation under this Lease to be performed by Landlord (including, without limitation, any obligation under Exhibit C), then Landlord shall be in default under this Lease, and Tenant may (but this shall not be deemed to impose an obligation upon Tenant to do so), in addition to any other rights provided under this Lease, at law and/or in equity (but subject to the provisions of Paragraph 10.9.5 above) as a result of any such default:

                  (1) recover from Landlord any and all damages resulting therefrom; and/or

                  (2) at the expense of Landlord, pay such charges and/or cure such defaults on behalf of Landlord and/or do all necessary work and make all necessary payments in connection therewith.

Notwithstanding the foregoing, no right or remedy of Tenant shall be exercised unless Landlord fails to cure such default within fifteen (15) business days (with respect to monetary defaults) and thirty (30) days (with respect to non-monetary defaults) after receipt of notice from Tenant specifying in detail the nature of such default; provided, however, that with respect to non-monetary defaults only, if such non-monetary default is of such nature as cannot be cured within said 30-day period, Landlord shall not be deemed in default hereunder if, and so long as, Landlord commences to cure such default within said 30-day period and proceeds diligently and continuously to complete the cure of such default within such reasonable additional time as is necessary to cure such default; provided, further, however, that if a failure by Landlord to perform or observe any term of this Lease gives rise to circumstances or conditions which constitute an emergency threatening human health or safety or substantial damage to the Premises or Tenant's personal property, or materially impeding the conduct of the business of Tenant at the Premises, Tenant shall be entitled to take immediate curative action (prior to the

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expiration of any notice and cure period set forth above) to the extent reasonably necessary to eliminate the emergency. Landlord shall pay to Tenant, within ten (10) business days after demand, the amount so paid by Tenant in the exercise of any such rights and remedies, together with interest thereon from the date of such expenditure at the Interest Rate. However, if Landlord desires to contest the validity or correctness of any lien or encumbrance described in clause (i) hereinabove, it may do so, provided that if such lien or encumbrance could or would result in any of the events described in clauses (A) through (D) set forth in clause (i) hereinabove, Landlord shall first furnish Tenant with a good and sufficient bond indemnifying Tenant against any loss, liability or damage (excluding lost profits and consequential damages) on account thereof.

         18.2 Tenant's Right to Offset. If Landlord shall fail to pay to Tenant the amount of such expenditures and interest within fifteen (15) business days of written demand from Tenant to do so, in addition to any other rights provided under this Lease, at law and/or in equity, Tenant may deduct the amount of such expenditures and interest from any and all rental payments and other payments thereafter becoming due to Landlord hereunder. In no event shall such deduction by Tenant pursuant to the foregoing provisions of this Paragraph 18.2 be the basis of forfeiture of this Lease or constitute a default by Tenant in the payment of rent unless Tenant shall fail to pay the amount of such deduction within thirty (30) days after Tenant's receipt of notice of a final adjudication that such amount is owing to Landlord. Nothing herein contained shall preclude Tenant from proceeding to collect any amount paid by it pursuant to Paragraph
18.1 without waiting for rental offsets to accrue.

         18.3 Tenant's Rights Cumulative. Any right or remedy Tenant may have under this Lease arising out of Landlord's breach of any representation, warranty or covenant of this Lease shall be in addition to any other right or remedy for such breach provided for by Applicable Law and/or in equity (subject, however, to the limitations in Paragraph 10.9.5 above), including, without limitation, the right to recover damages as a result thereof. The terms, conditions and provisions of this Article 18 are in all respects subject and subordinate to Landlord's covenant of quiet enjoyment to Tenant set forth in
Article 3 of this Lease, and the parties agree that the rights and remedies set forth in this Article 18 are not intended to nullify, impair or negate in any manner or to any extent the covenant of quiet enjoyment, and Landlord acknowledges and agrees that in the event of conflict between Article 18 or any other provision of this Lease, the covenant of quiet enjoyment shall control.

ARTICLE 19: NOTICES.

         19.1 Manner of Delivery. Any notices, demands, and the like, which are required to be given hereunder or which either party hereto may desire to give to the other shall be given in writing by (i) mailing the same by certified or registered United States mail, return receipt requested, postage prepaid, or
(ii) sending the same by Federal Express or other comparable overnight express courier service (with proof of receipt available), addressed to Landlord at the address for notices shown in Paragraph 20.15 hereof, or to Tenant, at 2525 East El Segundo Boulevard, El Segundo, California 90245, attention of the President or Secretary of Tenant, or to such other addresses as the respective parties may from time to time designate by notice given as provided in this Lease. Notices shall be deemed effective upon receipt or refusal to accept receipt (as evidenced by supporting documentation).

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         19.2     Statutory Service. Any notice served on Tenant pursuant to any statutory procedure related to forfeiture or eviction proceedings under the Applicable Laws of the State of California shall be served on Tenant's authorized agent for service of process under such Applicable Laws, or the President or Secretary of Tenant at the address specified in Paragraph 19.1 hereof. Wherever there is a conflict between the provisions of this Paragraph
19.2 and any such statutory procedure, the provisions of this Paragraph 19.2 shall prevail.

         19.3 Landlord Entity. If Landlord is a partnership, corporation or limited liability company, Tenant may act on any notice given by any officer or agent (which has been designated in writing by Landlord) of such corporation, or of any general partner or agent (which has been designated in writing by Landlord) of such partnership, or of any managing member or agent (which has been designated in writing by Landlord) of such limited liability company.

ARTICLE 20: MISCELLANEOUS PROVISIONS.

         20.1 Effect of Words; Gender; Singular; Plural. Whenever in this Lease any words of obligation or duty regarding either of the parties are used, such words shall have the same force and effect as though in the express form of covenants. Whenever appropriate from the context, the use of any gender shall include any other or all genders, and the singular number shall include the plural, and the plural shall include the singular.

         20.2 Memorandum of Lease; Recording Fees. Concurrently with the execution of this Lease, the parties shall execute and acknowledge three (3) originals of a memorandum of lease in the form of Exhibit G attached hereto and incorporated herein by this reference (the "MEMORANDUM OF LEASE"). Each party shall retain one (1) executed original of the Memorandum of Lease and deliver the third (3rd) executed original to the escrow holder of the escrow for Landlord's acquisition of the Larger Parcel (including the Land). Landlord shall cause such escrow holder to record the Memorandum of Lease (or as described in Recital B above, such modified version in substitution thereof to be executed by the parties and delivered to such escrow holder if the Subdivision occurs concurrently with the Land Acquisition, rather than after the Land Acquisition as currently contemplated by the parties) in the Official Records upon the closing date of Landlord's acquisition of fee simple title to the Larger Parcel (including the Land), as described in Paragraph 3.3(i) above. If required by the county recorder's office, or such escrow holder or title company in connection with the recordation of the Memorandum of Lease, Landlord and Tenant shall update the date of, execute and acknowledge the Memorandum of Lease prior to recording same. If the Subdivision occurs after the Land Acquisition, the parties shall execute and acknowledge the Memorandum of Lease Amendment and cause the same to be recorded in the Official Records immediately after recordation of the final parcel map subdividing the Land from the Larger Parcel. Prior to attaching any legal description of the Land to the Memorandum of Lease or Memorandum of Lease Amendment, Tenant shall approve same for accuracy. This Lease, the Memorandum of Lease (or modified version thereof, as the case may be) and the Memorandum of Lease Amendment (if applicable) shall be construed together as one instrument. Neither party shall record this Lease or permit the same to be recorded without the written consent of the other party. Tenant agrees to pay all recording fees due for bringing about the recording of the Memorandum of Lease and Memorandum of Lease Amendment (if applicable).

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         20.3     No Waiver of Subsequent Breaches. No waiver of any breach of any of the covenants, agreements or provisions contained herein shall be construed as a waiver of any subsequent breach of the same or any other covenant, agreement or provision. No payment of rent or other charges payable hereunder by Tenant shall be construed as a waiver by Tenant of any breach by Landlord under this Lease.

         20.4 Successors and Assigns. This Lease binds, applies to and inures to the benefit of, as the case may require, the heirs, executors, administrators, successors and assigns of Landlord and the successors and assigns of Tenant.

         20.5 Conflicting Claims to Money Payable by Tenant. Tenant may make any payment or give any notice to Landlord, despite any succession or assignments, and be protected in so doing, until it has received written notice to do otherwise from Landlord, or, in case of Landlord's death if Landlord is a natural person, from the executor or administrator, together with a certified copy of letters testamentary or letters of administration. If there are conflicting claims to money payable by Tenant under this Lease, Tenant may discharge its obligation to pay such amounts by depositing such money in trust with the holder of any first mortgage or first deed of trust on the Premises of whom Tenant has received written notice and in all other events in any bank or trust company designated from time to time in writing by Landlord (provided such designation is given prior to receipt by Tenant of conflicting claims), and if no such designation is given, then in any bank or trust company in the county in which the Premises are located, to be distributed pursuant to court order; provided, however, Tenant need not recognize any such adverse claims, and may pay the money directly to Landlord. All sums payable hereunder by either party to the other are payable in lawful money of the United States of America.

         20.6 Table of Contents; Headings. The table of contents and the captions heading the various articles of this Lease are for convenience and identification only, and shall not be deemed to expand, limit or define the contents of their respective paragraphs.

         20.7 Brokers' Commissions. Each party hereby represents and warrants to the other that it has not caused or incurred any claims for brokerage commissions or finder's fees in connection with the execution and delivery of this Lease, the Memorandum of Lease and the Memorandum of Lease Amendment (if applicable), other than to Charles Ogburn of Ogburn & Associates (representing Tenant) and CB Richard Ellis, Inc. (representing Landlord) (collectively, the "BROKERS"), the payment of which shall be the sole responsibility of Landlord, which payment shall be made in accordance with the terms of a separate listing agreement made by and among Landlord and the Brokers. Each party shall indemnify and hold harmless the other from and against any other claims for commissions or finder's fees caused by the party whose actions or alleged commitments form the basis of such claim.

         20.8 Approvals. Whenever the approval of Landlord or Tenant is required hereunder, such approval shall be in writing and be given pursuant to
Article 19 hereof. Such approval shall not be unreasonably withheld, conditioned or delayed (unless another standard for approval is specifically provided for in this Lease with respect to a particular matter, which specific approval standard shall control).

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         20.9     Amendments to Lease. This Lease, the Memorandum of Lease and
the Memorandum of Lease Amendment (if applicable), taken together, comprise the entire agreement between the parties hereto. There shall be no amendments to this Lease except by written agreement between the parties.

         20.10 Severability of Provisions; Governing Law. In the event that any provision of this Lease shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Lease. This Lease shall be construed and interpreted in accordance with the laws of the State of California.

         20.11 Lease Freely Negotiated. This Lease was freely and voluntarily negotiated between the parties and shall not be construed against one or the other party.

         20.12    Time of the Essence. Time is of the essence hereof.

         20.13 Counterparts. This Lease may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. 20.14 Mutual Warranty of Authority. Landlord warrants to Tenant that Landlord is a validly existing limited liability company under the laws of the State of California and that it is duly qualified to do business in the State of California, that its entry into and performance of this Lease has been duly authorized, and that each of the parties executing this Lease on its behalf is authorized to do so. Tenant warrants to Landlord that Tenant is a validly existing corporation under the laws of the State of Delaware and that it is duly qualified to do business in the State of California, that its entry into and performance of this Lease has been duly authorized, and that the officers executing this Lease on its behalf are duly authorized to do so.

         20.15    Payments of Rent; Notices.

                  Payments of rent to Landlord are to be made to:

                  Panattoni Development Company, LLC
                  8401 Jackson Road
                  Sacramento, California 95876
                  Attention: Accounting Department

                  Notices to Landlord are to be sent to:

                  Panattoni Development Company, LLC
                  19660 Fairchild Road
                  Irvine, California 92612
                  Attention: Steven Palmer

or to such other person or entity and at such other place as shall be designated by Landlord in writing by notice as provided in Article 19 of this Lease (and in the case of rent payments, at

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least thirty (30) days prior to the next ensuing rental payment due date).
Landlord's Tax I.D. number is 68-0423919.

         20.16 Minimization of Interference. Without limiting any other provision in this Lease, Landlord shall exercise its rights and perform its obligations hereunder in such a way as to minimize (given the circumstances, including, without limitation the existence of an emergency situation) any resulting interference with Tenant's use of and access to the Premises for the conduct of Tenant's business from the Premises.

         20.17 When Payment is Due. Whenever a payment is required to be made by one party to the other under this Lease, but a specific date for payment or a specific number of days within which payment is to be made is not set forth in this Lease, or the words "immediately", "promptly" and/or "on demand", or their equivalent, are used to specify when such payment is due, then such payment shall be due thirty (30) days after the party which is entitled to such payment sends written notice to the other party demanding such payment.

         20.18 Exhibits. The following Exhibits are attached hereto and by this reference made a part hereof:

         Exhibit A       Description of Land
         Exhibit B-1     Site Plan of Land
         Exhibit B-2     Proposed Final Map
         Exhibit C       Construction
         Exhibit D       Permitted Encumbrances
         Exhibit E       Non-Disturbance, Attornment and Subordination Agreement
         Exhibit F       Landlord's Waiver-Inventory
         Exhibit G       Memorandum of Lease
         Exhibit H       Commencement Certificate
         Exhibit I       Delivery Condition

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:                                   TENANT:

PANATTONI DEVELOPMENT COMPANY, LLC, a       BIG 5 CORP.,
California limited liability company        a Delaware corporation

By: /s/ Jeff Phelan                         By: /s/ Steven G. Miller
    --------------------------------            --------------------------------
    Print Name: Jeff Phelan                     Steven G. Miller
    Its.: Senior Partner                        Its: President

                                            By: /s/ Gary S. Meade
                                                --------------------------------
                                                Gary S. Meade
                                                Its: Secretary

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                                    EXHIBIT A

                               DESCRIPTION OF LAND

                              Panattoni Development

                                      BIG 5
                           "GROSS" PARCEL DESCRIPTION

                  All of Parcels 8 through 14, inclusive, and Parcels 82 and 83, together with portions of Parcels 1 through 5, inclusive, and Parcel 15 of Parcel Map No. 24535 as shown by map on file in Book 162 of Parcel Maps, at Pages 84 through 90 thereof. Records of Riverside County, California, more particularly described as follows:

                  BEGINNING at the southwest corner of said Parcel 82;

                  Thence N. 00 degrees 08'48" W., along the west line of Parcels 82, 14, 11, 83 and 1,a distance of 963.07 feet;

                  Thence N. 89 degrees 20'44" E., a distance of 1665.44 feet;

                  Thence easterly and northerly along a curve concave northwesterly, having a radius of 100.00 feet, through a central angle of 90 degrees 00'00" and an arc length of 157.08 feet;

                  Thence N. 00 degrees 39'16" W., a distance of 77.78 feet;

                  Thence northerly and easterly along a curve concave to the southeast, having a radius of 100.00 feet, through a central angle of 69 degrees 17'44" and an arc length of 120.94 feet;

                  Thence N. 68 degrees 38'28" E., a distance of 54.06 feet to the east line of said Parcel 5, also being the west line of Parcel 86 (Sycamore Canyon Boulevard) of said Parcel Map No. 24535;

                  Thence south along the east line of said Parcel 5 along a curve concave to the west, having a radius of 1166.82 feet, through a central angle of 19 degrees 24'37" and an arc length of 395.29 feet, (the initial radial line bears N. 70 degrees 08'31" E.);

                  Thence S. 00 degrees 26'52" E., continuing along the east line of said Parcel 5, and the east lines of said Parcels 83, 8 and 15, a distance of 938.94 feet;

                  Thence S. 89 degrees 20'44" W., a distance of 221.19 feet;

                  Thence S. 00 degrees 39'16" E., a distance of 17.00 feet;

                                    EXHIBIT A
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                                    EXHIBIT A

                               DESCRIPTION OF LAND

                  Thence S. 89 degrees 20'44" W., a distance of 1062.18 feet to the west line of said Parcel 15:

                  Thence N. 00 degrees 14'56" W., along the west line of said Parcel 15, a distance of 90.47 feet to the northwest corner thereof, also being a point on the south line of said Parcel 12;

                  Thence S. 89 degrees 20'44" W., along the south lines of said Parcels 12 and 82, a distance of 668.00 feet to the POINT OF BEGINNING.

                  The above described Parcel of Land contains 46.64 acres, more or less.

                                    EXHIBIT A
                                       -2-

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                                   EXHIBIT B-1

                                SITE PLAN OF LAND

                                   [Attached]

                                 [PLAN DRAWING]

                                   EXHIBIT B-1
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                                   EXHIBIT B-2

                               PROPOSED FINAL MAP

                                  [MAP DRAWING]

                                   EXHIBIT B-2
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                                    EXHIBIT C

                                  CONSTRUCTION

         Attached to and forming a part of that certain Lease executed under date of April 14, 2004, by and between PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company, as Landlord, and BIG 5 CORP., a Delaware corporation, as Tenant.

1.       Landlord's Work; Minimum Specifications.

         1.1 Definition of Landlord's Work. Landlord hereby covenants that immediately upon the execution of this Lease it will proceed with all reasonable diligence and dispatch to design and obtain all applicable building permits and governmental approvals for, and thereafter (and following acquisition of the Land) commence and complete construction upon and/or adjacent to the Land of, the Building described in Paragraph 1.1 of the Lease and related facilities and Improvements (including, without limitation, all parking areas, landscaping, utilities and utilities connections, driveways, parkways, accessways, curb cuts, the construction of Crest Ridge Drive, all site work for the Premises and all other on-site and off-site improvements), and interior tenant improvements for the Building, all: (i) in first-class condition; (ii) as specified on the Final Plans (as defined below) to be prepared and approved by the parties pursuant to the provisions of this Exhibit C; and (iii) in compliance with all such building permits and governmental approvals and all Applicable Laws.

                  The Building and such related facilities and other Improvements set forth on the Final Plans (as the same may be revised pursuant to the provisions of Paragraphs 2 and 3 below) shall be referred to herein, collectively, as the "LANDLORD'S WORK", and shall consist of, collectively, two
(2) separate components of work, the Tenant Improvements and the Building Site/Work (as defined below).

                  For purposes hereof, the "TENANT IMPROVEMENTS" shall consist of, collectively, (A) those interior tenant improvements (including, without limitation, the office area demising walls and other interior office area improvements within the Building) to be constructed within the interior of the Building, including the office area portion of the Building designated as such by Tenant on the TI Layout Plans, as defined in Paragraph 2.1 below (which is currently contemplated by Tenant to contain approximately 47,000 square feet), and (B) certain exterior improvements to be constructed or installed on portions of the Land located outside the Building, and consisting of a truck wash, maintenance facility, guard shack, above-ground fuel tank, fencing, an asphalt automobile parking lot on the east side of the Building, an asphalt truck driveway on the south side of the Building, and an asphalt expansion on the west side of the Building, all as to be specified on those portions of the Final Plans described hereinbelow as the "Final TI Plans" to be prepared by Landlord, at Tenant's expense (subject to Landlord's contribution of the Tenant Improvement Allowance, as defined below), and approved by Tenant as provided in Paragraph 2 below. Except for Tenant's racking systems, the Tenant Improvements shall also include any items which would otherwise constitute Fixturization Work (as defined below) to the extent Tenant specifically designates such items on the TI Layout Plans

                                    EXHIBIT C
                                       -1-

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to be part of the Tenant Improvements for Landlord (rather than Tenant) to install (but any cabling for Tenant's telephone, data and security systems for the Building shall only be included in the Tenant Improvements if Tenant designates its preferred subcontractors and/or vendors who shall be used by Landlord's Contractor [as defined in Paragraph 5.2 below] to perform such work).

                  For purposes hereof, the "BUILDING/SITE WORK" shall consist of, collectively, all portions of the Building, such site work, related facilities and other Improvements which are other than the Tenant Improvements, all as to be specified on those portions of the Final Plans described hereinbelow as the "Final Building/Site Work Plans" to be prepared by Landlord, at Landlord's expense, and approved by Tenant as provided in Paragraph 2 below. With respect to utilities, as part of the Building/Site Work, Landlord shall provide or make available to the Building and Premises telephone, water, sewer, storm drainage, electricity and all other utilities and connections therefor to and/or within the boundaries of the Building and Premises with public or private means of access to public, governmental or private utility company lines or conduits, as applicable, including, if necessary, easements over lands adjacent to the Land, all as specified in the Final Building/Site Work Plans. The approximate location of the Building and such site work, related facilities and Improvements comprising the Building/Site Work shall be consistent with the Site Plan attached to the Lease as Exhibit B (as the same may be modified by the Final Building/Site Work Plans), with specifications that meet or exceed the minimum specifications and requirements set forth on Schedule 1 attached to this Exhibit C (collectively, the "MINIMUM BUILDING/SITE WORK SPECIFICATIONS"). Landlord covenants to incorporate the Minimum Building/Site Work Specifications into the Final Building/Site Work Plans to the extent consistent with the other specifications for the Building, site work and related facilities and Improvements approved by Tenant as provided herein and otherwise in a manner acceptable to Tenant.

         1.2 Landlord's Covenants for Landlord's Work. Landlord covenants that it will diligently prosecute the design and construction of Landlord's Work until completed in all details and deliver possession of the Premises to Tenant in the Delivery Condition as defined in Paragraph 1.4 of the Lease, and within ninety (90) days thereafter (subject to Force Majeure and Tenant Delays as provided in Paragraph 1.5.4 of the Lease), cause the Premises to be Ready for Occupancy, as defined and provided in Paragraph 1.4 of the Lease.

2.       Construction Drawings and Final Plans.

         2.1 Layout Plans for Tenant Improvements. On or before May 1, 2004, Tenant shall deliver to Landlord layout plans prepared by architects, engineers and consultants of Tenant's choice showing the layout of, and certain minimum specifications for, the Tenant Improvements (collectively, the "TI LAYOUT PLANS").

         2.2 Construction Drawings. Landlord shall, at Landlord's expense, cause all plans, specifications and working drawings for the Building/Site Work (which shall include, without limitation, all exterior elevations, Systems requirements, restroom requirements, floor loads and exiting requirements for the Building and Premises) to be prepared promptly and diligently following the execution of the Lease (collectively, the "BUILDING/SITE WORK CONSTRUCTION DRAWINGS"). In addition, promptly following the date Tenant delivers to Landlord the TI Layout

                                    EXHIBIT C
                                       -2-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

Plans, Landlord shall, at Tenant's expense (but subject to Landlord's contribution of the Tenant Improvement Allowance), cause all plans, specifications and working drawings for the Tenant Improvements to be prepared in accordance with, based upon and incorporating the minimum specifications set forth in the TI Layout Plans (collectively, the "TI CONSTRUCTION DRAWINGS"). The Building/Site Work Construction Drawings and the TI Construction Drawings (collectively, the "CONSTRUCTION DRAWINGS") shall be prepared by Carlisle Coatsworth Architects (or by another architect selected by Landlord and approved by Tenant), and by engineers and other consultants selected by Landlord and approved by Tenant. The Building/Site Work Construction Drawings shall incorporate the Minimum Building/Site Work Specifications as set forth above. The Construction Drawings shall be in such form and detail as (i) required for submission to the applicable governmental authorities for the issuance of all applicable building permits and governmental approvals, and (ii) shall be adequate for construction of Landlord's Work by Landlord's Contractor and bidding by all subcontractors. The Construction Drawings shall be submitted by Landlord to Tenant for Tenant's approval, by no later than July 1, 2004, and shall be approved by both Tenant and Landlord pursuant to the procedures set forth below in this Paragraph 2 prior to (A) commencement of construction of Landlord's Work, and (B) Landlord's submission of the Construction Drawings to the appropriate governmental authorities (including but not limited to Building and Health Departments) for approval and issuance of permits. All plans and specifications delivered to Tenant pursuant to this Paragraph 2 shall consist of two (2) sets of plans and specifications plus one (1) reproducible set of plans and specifications.

         2.3 Tenant's Approval of Construction Drawings. Landlord shall cooperate and coordinate with Tenant and Tenant's consultants in Landlord's preparation of the Construction Drawings. Landlord shall keep Tenant and Tenant's consultants informed of the progress thereof to enable consideration of Tenant's needs and suggestions therefor, as well as to enable coordination with the planning for the design and installation of the Tenant Fixturization Work to be performed by Tenant as provided in this Exhibit C. Tenant shall review and approve (or reasonably disapprove) all phases of the Construction Drawings (including, but not limited to, elevations, grading plans, schematic plans, and architectural and engineering drawings and specifications); provided, however, that notwithstanding Tenant's review and approval of any such phases of the Construction Drawings, Tenant shall not have any responsibility or liability for any such Construction Drawings, any design errors or defects therein and/or compliance of same with Applicable Laws and the other requirements in this Exhibit C. Tenant shall approve or reasonably disapprove the Construction Drawings as submitted by Landlord to Tenant within ten (10) business days after Tenant's receipt thereof. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to approve (i) any portion of the Building/Site Work Construction Drawings that do not incorporate, or are otherwise inconsistent with, the Minimum Building/Site Work Specifications, or
(ii) any portion of the TI Construction Drawings that are inconsistent with, and/or do not incorporate the minimum specifications set forth in, the TI Layout Plans. Any notice of disapproval of any portions of the Construction Drawings from Tenant shall state the reasons for disapproval and the specific changes which Tenant requests be made. Landlord, upon receipt of any such notice of disapproval from Tenant, shall revise such portion(s) of the Construction Drawings as have been disapproved in a manner so as to incorporate Tenant's proposed specific changes, and resubmit such revised Construction Drawings to Tenant as soon as reasonably possible thereafter, but in any event within ten
(10) business days after receipt of such notice of disapproval. Tenant shall have five (5) business days after receipt of such revised Construction Drawings to notify Landlord of Tenant's approval

                                    EXHIBIT C
                                       -3-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

or reasonable disapproval of such revised Construction Drawings (with any changes required by Tenant for Tenant's approval to be specified in such notice), and Landlord shall, upon receipt of such notice of disapproval from Tenant, revise such portion(s) of the Construction Drawings as have been disapproved in a manner so as to incorporate Tenant's proposed revisions, and resubmit such revised Construction Drawings to Tenant as soon as reasonably possible thereafter, but in any event within five (5) business days after Landlord's receipt of such notice of disapproval. The foregoing process shall continue until all phases of the Construction Drawings have been approved by Tenant.

         2.4 Final Plans. The Building/Site Work Construction Drawings for the Building/Site Work, as so finally approved by Tenant pursuant to the foregoing provisions of this Paragraph 2, shall be referred to herein, collectively, as the "FINAL BUILDING/SITE WORK PLANS". The TI Construction Drawings for the Tenant Improvements, as so finally approved by Tenant pursuant to the foregoing provisions of this Paragraph 2, shall be referred to herein, collectively, as the "FINAL TI PLANS".

3. No Changes by Landlord to Final Plans. Once the Final Building/Site Work Plans and Final TI Plans (collectively, the "FINAL PLANS") have been so approved by Tenant, Landlord may make no changes thereto without Tenant's prior approval, which may be withheld or granted in Tenant's sole and absolute discretion; provided, however, to the extent such changes (i) are required by any applicable governmental authority as a condition to the issuance of the applicable governmental permits and approvals for Landlord's Work, (ii) pertain to substitution of any materials that are specified in the Final Plans but are not readily available to meet the schedule of construction of Landlord's Work contemplated in this Exhibit C, and/or (iii) are minor changes which shall not adversely affect Tenant's use of or operation of its business in the Premises for the Permitted Use, Tenant shall not unreasonably withhold its consent thereto so long as (A) such changes do not create a Tenant Design Problem (as defined below), and (B) any substituted materials are of at least equivalent quantity and quality as the original materials specified on the Final Plans. For purposes hereof, a "TENANT DESIGN PROBLEM" shall mean changes that are (1) inconsistent with the Minimum Building/ Site Work Specifications or the TI Layout Plans, or (2) materially inconsistent with any portion of the Final Plans initially approved by Tenant.

4.       Tenant Change Orders.

         4.1 Request for Tenant Change Orders. At any time following Tenant's and Landlord's approval of any portion of the Final Plans, Tenant may direct, by a written change order request ("TENANT CHANGE ORDER"), any change in Landlord's Work depicted on the Final Plans, including, without limitation, in order to reduce (by "value engineering" or otherwise) the cost of any Tenant Improvements depicted on the Final Plans. No Tenant Change Order shall, however:
(i) materially adversely affect the exterior appearance (other than Tenant's Signs) of the Land or the Building; or (ii) cause a violation of any Applicable Laws pertaining to the construction and occupancy of the Improvements. Subject to the provisions of Paragraph 4.2 below, and the immediately preceding sentence, Landlord shall diligently implement any Tenant Change Order requested by Tenant. Any Tenant Change Order shall outline in reasonably specific detail the change requested and shall further specify the reasons for such proposed

                                    EXHIBIT C
                                       -4-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

change. Tenant's request for any Tenant Change Order, and the implementation thereof, may constitute a Tenant Delay as and to the extent provided in Paragraph 6 below.

         4.2 Pricing Requests. Tenant may, at its option and before the issuance of a Tenant Change Order pursuant to the provisions of this Paragraph 4, submit to Landlord a "PRICING REQUEST", which shall outline with reasonably specific detail the changes Tenant desires to have priced. Upon receipt of a Pricing Request, Landlord shall, as soon thereafter as reasonably possible, but in no event later than seven (7) business days thereafter, deliver a statement to Tenant which sets forth: (i) the estimated cost of such change, together with a reasonably detailed breakdown thereof ("PRICING STATEMENT") and reasonable information concerning the availability of materials and labor required in connection with the proposed change; (ii) the effect that such change would have on the time of construction (either as an increase or a decrease) and the costs of the delays resulting therefrom; and (iii) Landlord's determination whether the proposed change would violate the provisions of clauses (i) and/or (ii) of Paragraph 4.1 above. In the event Tenant approves the applicable Tenant Change Order as provided in Paragraph 4.3 below, Tenant shall be responsible for the cost of the Tenant Change Order as and to the extent provided in Paragraph 5.4.2 below.

         4.3 Review of Pricing Statements. Upon receipt of any Pricing Statement, Tenant shall have five (5) business days to review such Pricing Statement. Upon completion of such review, Tenant shall have the option to either: (i) accept the Pricing Statement and request a Tenant Change Order conforming to the Pricing Statement, as applicable, in which event Tenant shall be deemed to have agreed, for all purposes of this Exhibit C, to the estimates and determinations of Landlord pursuant to clauses (ii) and (iii) of Paragraph
4.2 above; or (ii) reject the Pricing Statement. Should Tenant timely accept the Pricing Statement, Landlord shall promptly thereafter prepare a Tenant Change Order in accordance with the provisions of Paragraph 4.1 above. In no event, however, shall Landlord be required to perform any Tenant Change Order which would be technically impossible to perform or which would be unlawful. If within such five (5) business day period Tenant rejects a Pricing Statement, or fails to respond to such Pricing Statement, then Tenant shall be deemed to have elected not to proceed with the proposed Tenant Change Order which is the subject of such Pricing Statement, and Landlord shall perform Landlord's Work in accordance with the Final Plans therefor without the implementation of such proposed Tenant Change Order.

5.       Permits; Construction of Landlord's Work.

         5.1 Permits. Promptly following Tenant's approval of the Final Building/Site Work Plans, Landlord shall, at Landlord's cost (and promptly following Tenant's approval of the Final TI Plans, Landlord shall, at Tenant's expense, subject to contribution of the Tenant Improvement Allowance), commence and diligently proceed to obtain, and shall be solely responsible for obtaining, all applicable permits and other governmental approvals for the construction of the Building/Site Work and Tenant Improvements, respectively (collectively, the "PERMITS"). All fees and other charges required to be paid to any governmental authority in connection with Landlord's Work shall be timely paid by Landlord (subject, however, to the provisions of Paragraph 5.4.2 below). In the event that it is not possible to obtain the necessary Permits for Landlord's Work without incorporating changes to the Final Plans which would both cause a Tenant Design Problem and materially adverse affect Tenant's use of or operation of its business

                                    EXHIBIT C
                                       -5-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

in the Premises for the Permitted Use (hereinafter, a "TERMINABLE EVENT"), then, notwithstanding Landlord's and Tenant's reasonable efforts to resolve the requested change in a manner that would not result in a Terminable Event, Tenant shall have the right, upon written notice to Landlord, to terminate the Lease unless, within ten (10) business days after such termination notice is delivered to Landlord, such Permits are obtained in a manner that would not result in a Terminable Event or is otherwise reasonably acceptable to Tenant. All costs incurred in connection with modifying the Final Plans to meet the requirements of all applicable governmental agencies, and all additional improvements required in connection therewith, shall be paid by Landlord (subject, however, to the provisions of Paragraph 5.4.2 below).

         5.2 Construction of Landlord's Work; Guaranteed Maximum Construction Contract for Tenant Improvements. Following Tenant's approval of the Final Building/Site Work Plans and Landlord's receipt of all applicable Permits for the Building/Site Work, Landlord shall diligently commence and complete the construction of the Building/Site Work in a good and workmanlike manner and in strict compliance with the Final Building/Site Work Plans, all Applicable Laws and such Permits. Following Tenant's approval of the Final TI Plans and Landlord's receipt of all applicable Permits for the Tenant Improvements, Landlord shall diligently commence and complete the construction of the Tenant Improvements in a good and workmanlike manner and in strict compliance with the Final TI Plans, all Applicable Laws and such Permits. Landlord shall cause Landlord's Work (i.e., the Building/Site Work and Tenant Improvements) to be constructed through a single licensed general contractor (the "LANDLORD'S CONTRACTOR") and licensed subcontractors, laborers, vendors and materialmen selected and retained by Landlord, and reasonably approved by Tenant pursuant to a competitive bidding procedure mutually acceptable to Landlord and Tenant. Notwithstanding the foregoing to the contrary, Tenant hereby approves Landlord's selection of Panattoni Construction Inc., a California corporation ("PANATTONI CONSTRUCTION") as Landlord's Contractor, without any competitive bidding of general contractors, so long as with respect to the Tenant Improvements component of Landlord's Work only (and not the Building/Site Work):
(i) Panattoni Construction's total compensation for overhead, general conditions and profit pertaining to the Tenant Improvements constructed hereunder does not exceed four percent (4%) of the total "hard" costs of constructing the Tenant Improvements (exclusive of such overhead, general conditions and profit); (ii) Panattoni Construction competitively bids all work of the Tenant Improvements to be performed by subcontractors, laborers and materialmen in accordance with a competitive bidding procedure mutually acceptable to Landlord and Tenant, and pursuant to which the lowest qualified bidders shall be selected to perform such work (however, Landlord and Panattoni Construction shall not be required to competitively bid the Building Site/Work); and (iii) Landlord and Panattoni Construction enter into a guaranteed maximum construction contract for the construction of the Tenant Improvements (the "TI CONTRACT"), which TI Contract shall be reasonably approved by Tenant and based upon and incorporate such competitive bids and the four percent (4%) maximum overhead, general conditions and profit payable to Panattoni Construction as provided hereinabove, with all costs of construction of the Tenant Improvements in excess of the guaranteed maximum construction contract amount set forth in the approved TI Contract (the "GMAX TI AMOUNT") to be borne and paid for solely and exclusively by Landlord from Landlord's own funds (and not deducted from the Tenant Improvement Allowance), except: (A) with respect to the cost of any Tenant Change Orders to the extent Tenant is responsible for the payment therefor pursuant to Paragraph
5.4.2 below; and (B) Landlord shall be entitled to receive a supervision fee in connection with the design and

                                    EXHIBIT C
                                       -6-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

construction of the Tenant Improvements, only (the "TI SUPERVISION FEE") to be deducted from the Tenant Improvement Allowance, equal to two percent (2%) of the total "hard" costs of constructing the Tenant Improvements (exclusive of such TI Supervision Fee, and exclusive of the overhead, general conditions and profit payable to Panattoni Construction).

5.3      General Requirements for Landlord's Work.

                  5.3.1 Insurance. At all times during the course of Landlord's Work, Landlord shall maintain in effect, at Landlord's sole cost and expense: (i) "builder's risk--all risk" insurance covering 100% of the replacement cost of Landlord's Work constructed by Landlord during the course of construction in the event of fire, lightening, windstorm, vandalism, malicious mischief and all other perils (other than earthquake) generally included within the classification "Special Form--Risk of Direct Physical Loss", and otherwise meeting the Property Damage Insurance requirements set forth in Paragraph 10.4.1 of this Lease; (ii) workers compensation insurance and all other insurance required by Applicable Laws in connection with Landlord's Work; and (iii) all liability insurance required under Paragraph 10.3 of the Lease, except to the extent that any requirement set forth therein is clearly inapplicable during the construction period. Tenant shall be named as an additional insured with respect to the policy required pursuant to clause (iii) hereinabove.

                  5.3.2 Payment of all Liens and Costs. Landlord shall, subject to any rights to contest set forth elsewhere in the Lease, keep the Premises free of all liens relating to Landlord's Work and shall diligently file all appropriate notices of completion for such purpose.

                  5.3.3 Guaranty. Concurrently with the execution of this Lease, Landlord shall provide to Tenant a Payment and Performance Guaranty (the "GUARANTY") executed by Panattoni Investments, LLC, a California limited liability company ("GUARANTOR") guaranteeing, among other things, the prompt and diligent payment and performance by Landlord of Landlord's Work, and the prompt and diligent payment, performance and observance by Landlord of all of Landlord's other covenants and obligations set forth in this Exhibit C. Such Guaranty shall be in the form of Schedule 3 attached to this Exhibit C.

                  5.3.4 Cooperation and Coordination. Landlord shall use reasonable efforts to cooperate with Tenant, and to cause Landlord's Contractor, subcontractors, consultants and all other persons involved in the Landlord's Work to cooperate with Tenant to the extent reasonably necessary to ensure the expeditious preparation and approval of the Final Plans, issuance of Permits and commencement and completion of Landlord's Work. Without limiting the generality of the foregoing: (i) Landlord shall provide Tenant with copies of all plans and specifications and construction schedules reasonably requested by Tenant from time to time to permit all appropriate review and coordination of Landlord's Work, and shall provide reasonably detailed reports with respect to the status of the design, permitting and construction of Landlord's Work on a monthly basis (or such other periods of time as is reasonably requested by Tenant); (ii) upon Tenant's request, Landlord shall provide Tenant with copies of all studies, reports and/or inspections relating to Landlord's Work and/or the Premises; and
(iii) Landlord shall permit Tenant and Tenant's employees, consultants, contractors and other representatives to enter onto the Premises and into the Building at reasonable times during the course of the design and construction of Landlord's Work, to monitor the status and progress of the design and

                                    EXHIBIT C
                                       -7-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

construction; however, any such entry by Tenant shall not in any way materially and unreasonably interfere with Landlord's completion of Landlord's Work. Landlord and Tenant, and their respective design and construction representatives, shall meet at least monthly regarding such design, permitting and construction, provided that Tenant, upon reasonable advance notice, may convene additional meetings as may be reasonably necessary, and Tenant's construction and design representatives shall have the right to attend all such design and construction progress meetings.

         5.4      Cost of Landlord's Work.

                  5.4.1 Landlord's Work Costs. Except as otherwise expressly provided in Paragraph 5.4.2 below, Landlord shall pay for, at its own expense, without limit and without contribution from Tenant, all of the costs of the design and construction of Landlord's Work (collectively, the "LANDLORD'S WORK COSTS") which shall include, without limitation, the following: (i) the cost of preparing the Final Plans and all preliminary and prior stages thereof and subsequent changes thereto; (ii) the cost of equipment, materials, temporary facilities and labor used in the design, development and/or construction of Landlord's Work, including, without limitation, transportation and storage costs; (iii) payments to Landlord's Contractor, and the subcontractors, laborers, material suppliers and others providing such equipment, materials, temporary facilities and labor; (iv) costs of clean-up and removal of debris;
(v) fees for Permits, licenses and inspections, including, without limitation, school fees and other government imposed fees in connection with the design, development and/or construction of Landlord's Work; (vi) fees of engineers, surveyors, architects, environmental consultants, and others providing professional or extra services to Landlord in connection with the design, development and/or construction of Landlord's Work and the supervision thereof;
(vii) insurance premiums attributable to the construction period; (viii) premiums for mechanics' lien and stop notice bonds; (ix) cost to serve the Premises with all applicable utilities, including, without limitation, connection service fees and hook-up fees; (x) recording costs and filing fees;
(xi) fees for foundation reports, engineering reports, topographic and ALTA surveys and environmental surveys obtained by Landlord for the design and construction of Landlord's Work; (xii) costs of grading and filling in connection with the Premises or remedial action due to the presence of Hazardous Materials (as defined in the Lease) on, under or about the Premises; (xiii) expenses such as telegrams, telephone, postage, reproduction and copying services incurred in connection with the design, development and/or construction of Landlord's Work; and (xiv) such other costs as may be incurred by Landlord in connection with the design, development and/or construction of Landlord's Work.

                  5.4.2 TI Costs and Tenant Change Order Costs. Notwithstanding anything to the contrary contained in this Exhibit C:

                           5.4.2.1  Subject to Paragraph 6.2 below, Landlord
shall only be obligated to contribute up to, but not exceeding, the sum of $3.25 per square foot of Rentable Area of the Building (i.e., Three Hundred Eighty-Seven Thousand Six Hundred Eighty-Nine Dollars ($3,097,679.00), subject to adjustment pursuant to Paragraph 1.6 of the Lease) (the "TENANT IMPROVEMENT ALLOWANCE") to pay for those portions of the Landlord's Work Costs described in clauses (i) through (vii), and clauses (xiii) and (xiv) in Paragraph 5.4.1 above to the extent the same are paid and/or incurred for any of the following (collectively, the "TI COSTS):

                                    EXHIBIT C
                                       -8-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

(i) the costs (including, without limitation, the fees of the architects, engineers, project managers and other consultants engaged by Tenant) paid and/or incurred by Tenant in connection with the design of the Tenant Improvements, preparation of the TI Layout Plans and the review and approval of the Construction Drawings and Final Plans; (ii) the amounts actually and reasonably incurred by Landlord for, and are specifically allocable to, the out-of-pocket expenditures paid to third parties engaged by Landlord for the preparation of the TI Construction Drawings and Final TI Plans, and the installation and/or construction of the Tenant Improvements depicted on the Final TI Plans, and/or
(iii) the TI Supervision Fee. Tenant may require Landlord to make all or any of such payments of the Tenant Improvement Allowance to which Tenant is otherwise entitled hereunder for the TI Costs directly to Tenant if Tenant has previously paid any such TI Costs and/or directly to those who are entitled to such payment because they provided or performed services in connection with the TI Costs. Any such payments shall be made within thirty (30) days after invoice therefor is delivered by Tenant to Landlord. The Rentable Area of the Building shall be determined pursuant to Paragraph 1.6 of the Lease, and the Tenant Improvement Allowance shall be calculated based upon such determination as provided therein. Notwithstanding the foregoing, the TI Costs shall specifically exclude the following: (A) any supervision, coordination or other fees payable to Landlord, its agents or employees in connection with the Tenant Improvements (other than the TI Supervision Fee); (B) costs resulting from the negligence or willful misconduct of Landlord or Landlord's employees, agents, contractors or subcontractors, and/or Landlord's failure to diligently cause the Tenant Improvements to be constructed; (C) the cost of any changes to the Final TI Plans or the Tenant Improvements depicted on the Final TI Plans not approved by Tenant pursuant to the procedures and standards for approval set forth in Paragraph 3 above; (D) any defects in the construction of the Tenant Improvements; (E) any costs described in clause (viii) and clauses (ix) through
(xii) in Paragraph 5.4.1 above; (F) any overhead, general conditions or profit payable to Panattoni Construction in connection with the design and construction of the Tenant Improvements in excess of the maximum four percent (4%) amount therefor as set forth in Paragraph 5.2 above; (G) any costs of construction of the Tenant Improvements in excess of the GMax TI Amount therefor set forth in the TI Contract approved by Tenant pursuant to Paragraph 5.2 above, except for the cost of any Tenant Change Orders to the extent Tenant is responsible for same pursuant to Paragraph 5.4.2.2 below; (H) any costs due to the errors in the Final Plans or resulting from Final Plans which are incorrect or incomplete, which do not comply with Applicable Laws or which otherwise fail to meet the requirements therefor set forth in this Exhibit C; and/or (I) Landlord's failure to construct Landlord's Work in compliance with Applicable Laws, the Final Plans, and/or the other requirements and provisions set forth in the Lease or this Exhibit C. Such excluded costs shall be Landlord's responsibility to pay, at Landlord's sole cost, without deduction from the Tenant Improvement Allowance; and

                           5.4.2.2  Any increase in Landlord's Work Costs
resulting from a Tenant Change Order requested and implemented by Tenant pursuant to Paragraph 4 above, which increased cost would not have been incurred but for such Tenant Change Order, shall be paid for by Tenant within fifteen
(15) days after invoice, which costs may be paid out of and credited against the Tenant Improvement Allowance. Landlord agrees to credit Tenant with any cost savings arising out of any Tenant Change Orders such that the cost savings may be applied by Tenant to the cost of any Tenant Change Orders which actually increase Landlord's Work Costs.

                                    EXHIBIT C
                                       -9-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

6.       Fixturization Work; Disbursement of Tenant Improvement Allowance.

         6.1      Fixturization Work. The parties acknowledge and agree that:
(i) Tenant will be responsible for retaining architects, engineers, contractors and other consultants of Tenant's choice to design, and from and after the Delivery Date install, Tenant's racking systems, security systems, data systems and other fixtures, furniture, equipment, systems and personal property (and related cabling and wiring) within the Building and/or at the Premises, and any Signs and Communication Equipment (as defined in Article 4 of the Lease) that Tenant elects to be installed (collectively, the "FIXTURIZATION WORK") (however, the Fixturization Work shall not include any such items that are other than Tenant's racking systems and are specifically designated by Tenant to be installed by Landlord as part of the Tenant Improvements pursuant to Paragraph
1.1 above, subject to the restrictions therein regarding cabling for Tenant's telephone, data and security systems); (ii) Tenant shall be solely responsible for the costs of design and construction of such Fixturization Work, except as expressly provided in Paragraph 6.2 below regarding the cost of the Tenant's Signs and Communication Equipment; and (iii) the Fixturization Work will be performed while Landlord is completing Landlord's Work and making the Premises Ready for Occupancy as described in Paragraphs 1.2 and 1.4 of the Lease. Performance by Tenant of the Fixturization Work will be subject to the following additional terms and conditions:

                  (A) each party shall cooperate with the other party, and cause its contractors to cooperate with the other party's contractors, in the performance of the Fixturization Work and Landlord's Work so that (1) the concurrent construction of such work will be performed pursuant to a schedule mutually acceptable to Landlord and Tenant and their respective contractors, and
(2) disruption of the Fixturization Work and Landlord's Work can be kept to a commercially reasonable minimum;

                  (B) Tenant, or Tenant's representative, shall secure the approval of governmental authorities and all permits required by governmental authorities having jurisdiction over such approvals and permits for the Fixturization Work, with Landlord's cooperation to the extent practicable, and Tenant shall promptly provide Landlord copies of such approvals and permits following Tenant's receipt thereof; and

                  (C) Tenant's contractors' construction materials, tools, equipment and debris for the Fixturization Work may be stored or "staged" on or within the Building, and/or in other reasonably accessible areas of the Premises which shall be designated for that purpose by Landlord and provided by Landlord without charge. Landlord shall reasonably cooperate with Tenant to provide an adequate staging area in the Building and/or at the Premises for Tenant and its contractors. Tenant hereby agrees that the storage of any such materials, tools, equipment and debris, and any damage to or loss of any such property, shall be at Tenant's sole risk and at Tenant's sole cost and expense, and Tenant shall indemnify, defend and hold Landlord harmless from and against any claims for such damage to or loss of such property, except to the extent such damage or loss is due to the negligence or willful misconduct of Landlord.

         6.2 Disbursement of Tenant Improvement Allowance. Landlord shall pay for the TI Costs from the Tenant Improvement Allowance as and when such TI Costs are incurred. To the extent the Tenant Improvement Allowance exceeds the TI Costs, the remaining balance

                                    EXHIBIT C
                                      -10-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

thereof (not to exceed one-third (1/3) of the entire Tenant Improvement Allowance) may be used by Tenant to: (i) pay for the costs of the design and construction of Tenant's Signs and Communication Equipment included as part of the Fixturization Work; (ii) pay for the costs incurred by Tenant in relocating to the Premises; (iii) pay for the cost of any Tenant Change Orders to Landlord's Work required to be paid for by Tenant pursuant to Paragraph 5.4.2 above; and/or (iv) as a credit against the Rent next due and payable under this Lease. Disbursement of the Tenant Improvement Allowance for the costs described in clauses (i) and (ii) hereinabove shall be made by Landlord to Tenant (or, at Tenant's option, directly to those who are entitled to such payment because they provided materials or products or performed services in connection therewith) after Tenant has delivered to Landlord invoices for such costs.

         6.3 Over-Allowance Amount. Prior to the commencement of the construction of the Tenant Improvements, and after Landlord has accepted all subcontractor bids for the Tenant Improvements and entered into the TI Contract with Landlord's Contractor approved by Tenant pursuant to Paragraph 5.2 above, Landlord shall provide to Tenant for Tenant's approval, which shall not be unreasonably withheld or delayed, a written detailed cost breakdown (the "FINAL TI COSTS STATEMENT"), by trade, of the final TI Costs to be incurred, or which have been incurred, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Landlord's Contractor (which TI Costs for construction of the Tenant Improvements shall not exceed the GMax TI Amount approved by Tenant as part of the TI Contract) (collectively, the "FINAL TI COSTS"). In the event the Final TI Costs specified on the Final TI Costs Statement exceed the Tenant Improvement Allowance (the "OVER-ALLOWANCE AMOUNT), Tenant shall pay to Landlord the Over-Allowance Amount as follows, but only to the extent Tenant is responsible for such excess TI Costs pursuant to the foregoing provisions of this Exhibit C (which funds from Tenant Landlord shall disburse only to pay for the TI Costs):

                  (i) Tenant shall pay to Landlord fifty percent (50%) of the Over-Allowance Amount within ten (10) business days after the Delivery Date;

                  (ii) Tenant shall pay to Landlord twenty-five percent (25%) of the Over-Allowance Amount by the date which is the later of (A) forty-five (45) days after the Delivery Date, or (B) ten (10) business days after the date one-half (1/2) of the Tenant Improvements have been completed and Landlord has delivered to Tenant evidence that such work has been completed (including a certificate from Landlord's Contractor to such effect);

                  (iii) Tenant shall pay to Landlord fifteen percent (15%) of the Over-Allowance Amount within ten (10) business days after the later of (A) the date Landlord causes the Premises to be Ready for Occupancy, and (B) the date Landlord delivers to Tenant written evidence that the entire Tenant Improvement Allowance (except for up to a ten percent (10%) retention of the Tenant Improvement Allowance which may be held by Landlord to protect against mechanics' liens) and the entire portions of the Over-Allowance Amount previously paid by Tenant have been fully disbursed by Landlord to pay for the TI Costs; and

                  (iv) Tenant shall pay to Landlord the remaining ten percent (10%) of the Over-Allowance Amount within ten (10) business days after the date all of the Tenant Improvements (including Punchlist Items) have been completed and Landlord has delivered to Tenant (A) a written request for such payment together with evidence that all such work has been completed

                                    EXHIBIT C
                                      -11-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

(including a certificate from Landlord's Contractor to such effect), (B) written evidence that, except for such balance of the Over-Allowance Amount, the entire TI Costs have been paid for by Landlord and the entire Tenant Improvement Allowance and portions of the Over-Allowance Amount previously paid by Tenant have been fully disbursed by Landlord to pay for such TI Costs, and (C) fully executed unconditional and final mechanics' lien releases from Landlord's Contractor and all subcontractors performing the Tenant Improvements.

         6.4 No Payments to Landlord. From and after the Delivery Date, Landlord shall provide to Tenant and its designers, consultants, architects, engineers, contractors and subcontractors, uninterrupted use of and access to the parking areas, loading docks, and related facilities of the Premises as may be reasonably required to enable Tenant and Tenant's contractors and subcontractors to install the Fixturization Work, all of which shall be provided without charge to Tenant or its designers, consultants, architects, engineers, contractors and subcontractors, and without deduction from the Tenant Improvement Allowance. In addition, Landlord shall not be entitled to receive, and there shall be no deduction from the Tenant Improvement Allowance for, any supervision or coordination fee, profit, overhead or general conditions or payment of or reimbursement for any other costs incurred by Landlord (including, without limitation, costs or fees of Landlord's architects, engineers and other consultants) in connection with the design and installation of the Fixturization Work.

7.       Tenant Delays.

         7.1 Definition of Tenant Delays. As used herein, "TENANT DELAYS" are defined as delays (not caused by a Landlord Delay or Force Majeure Delay), to the extent such delays necessarily and actually delay Landlord's delivery of possession of the Premises to Tenant in the Delivery Condition as set forth in Paragraph 1.1 of the Lease, due to any of the following:

                  (i) Tenant's failure to comply with the time deadlines imposed upon Tenant as set forth in this Exhibit C;

                  (ii) Tenant's failure to timely approve or disapprove any matter expressly requiring Tenant's approval or disapproval pursuant to this Exhibit C;

                  (iii) Tenant's breach of any provision of the Lease or this Exhibit C;

                  (iv) any Tenant Change Orders requested by Tenant pursuant to Paragraph 3 above; or

                  (v) any other wrongful acts or omissions, negligence or willful misconduct of Tenant or any of Tenant's agents, employees or contractors.

         7.2 Delivery Condition Delay. In the event the Delivery Date and Landlord's delivery of possession of the Premises to Tenant in the Delivery Condition are actually delayed as a result of any Tenant Delays, the Delivery Date shall be deemed to occur on the date it would have occurred "but for" such Tenant Delays.

         7.3 Limitations. Notwithstanding the foregoing provisions of this Paragraph 7 to the contrary:

                                    EXHIBIT C
                                      -12-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                  (i) if a Tenant Delay occurs, but Landlord fails to provide written notice thereof to Tenant within five (5) business days after Landlord actually becomes aware of same (which notice shall specify in reasonable detail the actions, inactions or other circumstances Landlord claims constitutes such Tenant Delay), then no such Tenant Delay shall be deemed to have occurred until and from and after the date Landlord delivers such notice to Tenant;

                  (ii) no Tenant Delay shall be deemed to have occurred if Tenant cures the action, inaction or circumstance which Landlord claims constitutes such Tenant Delay within two (2) business days after such notice is received by Tenant (however, Tenant shall only be entitled to an aggregate of fifteen (15) business days in which to cure any such actions, inactions or circumstances, and any such Tenant Delays occurring after such fifteen (15) business days of aggregate cure days utilized by Tenant shall be deemed to have occurred without taking into account any subsequent cure periods hereinabove); and

                  (iii) Tenant Delays shall be recognized under this Paragraph 7 and the Lease only in the event that satisfaction of the Delivery Condition is delayed, despite Landlord's commercially reasonable efforts to adapt and compensate for such delays after Landlord becomes aware of same, which efforts Landlord shall be obligated to make after Landlord becomes aware of same.

8. Representatives. Landlord has designated Steven Palmer as its representative and Tenant has designated Richard Smith as its representative to act for purposes of this Exhibit C and to receive notices, requests and demands under or pursuant to this Exhibit C. All such notices, requests and demands under or pursuant to this Exhibit C may be given to such representatives in lieu of those designated to receive notices pursuant to Paragraph 20.15 of the Lease, and the same shall be deemed delivered to and received by such representatives upon receipt thereof by such representatives. Notice given by telecopy, with respect to the parties' rights and obligations under this Exhibit C only, shall be sufficient for purposes of this Exhibit C (and, in connection therewith, the telecopy number of Landlord's representative is (949) 474-7833 and the telecopy number of Tenant's representative is (310) 297-7592). Landlord and Tenant may change their respective designation of representative hereunder by notice given to the other.

                                    EXHIBIT C

   BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                             SCHEDULE 1 TO EXHIBIT C

                    MINIMUM BUILDING/SITE WORK SPECIFICATIONS

                                   [Attached]

                         [PANATTONI CONSTRUCTION LOGO]

                    MINIMUM BUILDING/SITEWORK SPECIFICATIONS

                                       FOR

                              BIG 5 SPORTING GOODS

                        SYCAMORE CANYON LOGISTICS CENTER
                              Riverside, California
                                     Revised
                                  April 13,2004

PREPARED FOR:                                     PREPARED BY:
Big 5                                             Panattoni Development Company
                                                  19600 Fairchild Road, #285
                                                  Irvine, CA 92612
                                                  (949) 474-7830
                                                  (949) 474-7833 Fax

                                TABLE OF CONTENTS

                                                                                PAGE
DIVISION 1: GENERAL REQUIREMENTS                                                  6

  1.00   DEFINED TERMS                                                            6

  1.01   LAWS, ORDINANCES, RULES & REGULATIONS                                    6

  1.02   FIELD ADMINISTRATION PERSONNEL                                           6

  1.03   TECHNICAL AND ADMINISTRATIVE                                             6

  1.04   MOBILIZATION/DEMOBILIZATION                                              6

  1.05   TEMPORARY CONSTRUCTION FACILITIES                                        7

  1.06   QUALITY/TRAINING/SAFETY/PROGRAMS                                         7

  1.07   DAILY CLEANUP                                                            7

  1.08   TESTING                                                                  7

  1.09   FINAL CLEANUP AND PUNCH LIST                                             7

  1.10   IMPACT, PERMIT, & CONNECTION FEES                                        7

  1.11   SIGNAGE                                                                  7

DIVISION 2: SITEWORK                                                              8

  2.01   CLEAR AND GRUB                                                           8

  2.02   LAYOUT ENGINEERING                                                       8

  2.03   MASS EARTHWORK                                                           8

  2.04   FINE GRADE                                                               8

  2.05   UNDERGROUND UTILITIES                                                    8

  2.06   ASPHALT PAVING                                                           8

  2.07   CONCRETE UTILITY SLABS                                                   9

  2.08   SITE CONCRETE                                                            9

  2.09   CONCRETE LOADING DOCKS & APRONS                                          9

  2.10   LANDSCAPE AND IRRIGATION                                                 9

  2.11   EXTERIOR SIGNAGE                                                         9

  2.12   EROSION PROTECTION                                                       9

  2.13   OFFSITE CONSTRUCTION                                                     9

DIVISION 3: CONCRETE                                                             10

  3.01   BUILDING FOUNDATIONS                                                    10

  3.02   FLOOR SLAB                                                              10

  3.03   TILT-UP WALLS                                                           10

  3.04   RETAINING/SCREEN WALLS                                                  10

DIVISION 4: MASONRY                                                              10

  4.01   CMU BLOCK WALLS                                                         10

DIVISION 5: STRUCTURAL STEEL & METALS                                            10

  5.01   STRUCTURAL STEEL                                                        10

  5.02   MISCELLANEOUS METALS                                                    11

DIVISION 6: CARPENTRY                                                            11

  6.01   MISCELLANEOUS CARPENTRY                                                 11

  6.02   MECHANICAL SCREEN WALLS                                                 11

  6.03   SMOKE CURTAIN WALLS                                                     11

DIVISION 7: THERMAL & MOISTURE PROTECTION                                        11

  7.01   ROOFING                                                                 11

  7.02   ROOF ACCESS                                                             11

  7.03   MISCELLANEOUS CAULKING                                                  11

  7.04   FLOOR JOINT CAULKING                                                    11

  7.05   INSULATION                                                              11

  7.06   SMOKE HATCHES                                                           11

DIVISION 8: DOORS AND WINDOWS                                                    11

  8.01   EXTERIOR DOORS                                                          11

  8.02   INTERIOR DOORS                                                          12

  8.03   ALUMINUM STOREFRONT AND GLAZING                                         12

  8.04   ROLL-UP DOORS                                                           12

DIVISION 9: FINISHES                                                             12

  9.01   EXTERIOR WALL PAINTING                                                  12

  9.02   METAL FRAMING AND DRYWALL                                               12

  9.03   CEILINGS                                                                12

  9.04   FLOOR COVERINGS                                                         12

  9.05   INTERIOR PAINTING                                                       12

  9.06   VINYL WALL COVERING                                                     12

  9.07   CERAMIC TILE                                                            12

  9.08   MISC. PAINTING                                                          12

DIVISION 10: SPECIALTY                                                           13

  10.01  BATHROOM ACCESSORIES                                                    13

  10.02  FENCING                                                                 13

  10.03  FLAGPOLES                                                               13

DIVISION 11: DOCK EQUIPMENT                                                      13

  11.01  LOADING DOCK EQUIPMENT                                                  13

  11.02  MISCELLANEOUS EQUIPMENT                                                 13

DIVISION 12: FURNISHINGS                                                         13

DIVISION 13: SPECIAL CONSTRUCTION                                                13

  13.01  SECURITY SYSTEM                                                         13

  13.02  DETECTION AND ALARM - FIRE/LIFE/SAFETY                                  13

  13.03  FIRE PROTECTION                                                         14

DIVISION 14: CONVEYING SYSTEM                                                    14

DIVISION 15: MECHANICAL                                                          14

  15.01  PLUMBING DESIGN/BUILD                                                   14

  15.02  HVAC DESIGN/BUILD                                                       14

DIVISION 16: ELECTRICAL                                                          14

  16.01  LIGHTING DESIGN/BUILD                                                   14

  16.02  ELECTRICAL SERVICE DESIGN/BUILD                                         15

ALLOWANCES                                                                       16

INTRODUCTION

The intent of this specification is to outline the requirements of an attractive, high quality, cost efficient building constructed to reflect local design standards

The Project:

The project will consist of an approximately 953,132 square foot warehouse and distribution facility. The total site is located on approximately +/- 46.64 acres. The building structure will consist of a concrete tilt-up, with a minimum clear height per section 3.03. The building will be equipped with an ESFR fire protection system.

Exterior building elevations shall be constructed of load-bearing, or tilt-up concrete wall panels.

DIVISION 1: GENERAL REQUIREMENTS

1.0      DEFINED TERMS:

         Owner/Developer: Panattoni Development, LLC; Architect: CC Architects; Structural Engineer: Randhava & Associates; Contractor: Panattoni Construction Company; Tenant: Big 5 Sporting Goods.

1.01     LAWS, ORDINANCES, RULES & REGULATIONS

         All applicable laws, ordinances, rules and regulations pertaining to the City of Riverside, the State of California and Federal Government, shall be complied with. Building design in strict compliance with all local building codes, including but not limited to the Uniform Building Code, Uniform Fire Code and the Americans with Disabilities Act.

1.02     FIELD ADMINISTRATION PERSONNEL

         The field administration personnel shall consist of a full time, exclusive project superintendent, and a skilled labor force appropriate to the current phase of construction.

1.03     TECHNICAL AND ADMINISTRATIVE

         A design team of experienced architects and engineers familiar with this type of building will be assembled to create construction drawings, and to consult throughout the construction phase. All structures will be designed to meet the applicable seismic zone criteria. The Contractor will provide plumbing, mechanical, fire protection and electrical construction documents. Contractor may, at its option, utilize design/build subcontractors to prepare some of the design documents.

         The Architect, Structural Engineer and Civil Engineer will be providing errors and omission insurance coverage for their work in the amount of $1,000,000 per occurrence and $2,000,000 in aggregate. General Contractor shall carry general liability insurance of $2,000,000 per occurrence and $5,000,000 umbrella coverage.

         Architect will control the distribution of all prints and maintain a record of such distribution.

         Architect to employ line-of-site analysis to assure wall parapets are tall enough to screen anticipated roof mounted equipment.

1.04     MOBILIZATION/DEMOBILIZATION

         As work is commenced, temporary utilities and facilities will be provided as required. The contractor will be responsible for providing and/or coordinating for equipment and materials. Temporary yards and facilities will be removed and/or relocated as the job progresses.

1.05     TEMPORARY CONSTRUCTION FACILITIES

         The contractor at various locations on the site will provide temporary restrooms. A job site trailer will be furnished with telephone, computer, printer, fax machine, and conference room.

1.06     QUALITY AND SAFETY PROGRAMS

         Quality assurance shall be accomplished through direct supervision by the on-site superintendent, the project manager, and periodic inspection by the architect, as needed. Additionally, the contractor will provide for an independent laboratory will conduct specialized testing and certification on all required phases of construction. The contractor will maintain project safety standards in accordance with state and local safety standards.

1.07     DAILY CLEANUP

         Maintain premises and public properties free from accumulation of waste, debris, and rubbish caused by operations or wind during and after construction. Provide on-site containers for collection of waste materials, debris, and rubbish.

1.08     TESTING

         Initial geotechnical report will be provided by Developer, which will: address soil shrinkage and subsidence; recommend R-valves, traffic indices and paving sections; and indicate soil corrosivity.

         Contractor responsible to provide independent inspection, observation and testing as required by all governmental agencies, including but not limited to soils, concrete, welding and roofing. Test results shall be promptly distributed to the Developer and the local jurisdiction.

1.09     FINAL CLEANUP AND PUNCH LIST

         Contractor shall employ experienced workmen, or professional cleaners for final cleanup. In preparation of substantial completion or occupancy, conduct final inspection of sight-exposed interior and exterior surfaces, and concealed spaces. Remove grease, dust, dirt, stains, labels, fingerprints and other foreign materials from exposed interior and exterior finishes. At time of substantial completion perform "walk-through" with the Tenant and/or Owner. Compile a "punch list" as work to be finished, repaired, patched, or touched-up. At the completion of punch list work, perform a final walk through with the Tenant and/or Owner.

         Contractor is responsible for obtaining final Certificate of Occupancy upon completion of all permitted work including Tenant's fixturization work.

1.10     IMPACT, PERMIT, & CONNECTION FEES

         Contractor will obtain the building permits that shall be paid for by Developer.

         Processing of PUD applications, lot line Adjustments, and other required entitlements will be provided by Developer.

         The Tenant is to obtain all the required permits relating to environmental issues and operations specific to its business.

1.11     SIGNAGE

         No signage shall be allowed on site or buildings by Contractor or sub contractors, unless approved in writing by Developer.

DIVISION 2: SITEWORK

2.01     CLEAR AND GRUB

         Clear site of trees, stumps, debris, surface vegetation and soil of organic materials.

2.02     LAYOUT ENGINEERING

         Contractor to provide licensed surveyor to locate pertinent boundaries, grades, and building corners. Contractor's superintendent to locate footings. Owner shall locate and mark the parcel lines and provide an elevation benchmark.

2.03     MASS EARTHWORK

         On-site soils are assumed acceptable for use in engineered fill. The site will be graded to balance. All earthwork shall comply with the recommendations of the soils engineer. Contractor to be responsible for all costs to comply with all local, state and federal handicap requirements per drawings.

2.04     FINE GRADE

         Fine grade pad to required +/- 4/100th of a foot.

2.05     UNDERGROUND UTILITIES

         Contractor is responsible to have all utilities including power, phone, domestic water, sewer, and storm drains available at the lot lines. Any costs associated with additional or the relocation of utilities will be at Landlord's expense. Connections will be made and meters set by the respectable utility company with the coordination of the Contractor.

         All items shall be designed to meet state and local requirements.

         Domestic Water:   Domestic water service to be installed by Contractor
                           per civil drawings to building and at each office area. Service to include a meter and back flow device. In the case of multiple office locations: one location to be fully operational and the other location(s) to have a suitably sized pipe stubbed into the building from the property line without the final connection of a hot top or meter. Contractor responsible for correct location (including depth) of tie-ins to the public system.

         Irrigation:       Irrigation water service will be provided by
                           Contractor to building. Services will include a meter, back flow device and pressure reducer as required. Contractor responsible for correct location
                           (including depth) of tie-ins to the public system.

         Fire Water:       Contractor responsible for correct location
                           (including depth) of tie-ins to the public system as required by the Fire Department.

         Sewer:            Sewer service will be connected to the sewer main.
                           Contractor to stub sewer 20' into building at primary office location. The location to have a clean-out in pour strip. Contractor responsible for correct location (including depth) of tie-ins to the public system.

         Storm Drain:      The storm drain system will drain the entire site and
                           tie into the Public Storm System. Contractor responsible for correct location (including depth) of tie-ins to the public systems. Any on-site retention/detention systems, as required, will be the responsibility of the Contractor.

2.06     ASPHALT PAVING

         Paving section for truck traffic areas will be per recommendations of soils engineer.

         Paving section for auto and truck traffic areas will be per recommendations of soils engineer.

         Civil drawings to indicate paving sections.

         Approximately 168 trailer spaces and 437 automobile spaces shall be striped.

2.07     CONCRETE UTILITY SLABS

         Trash enclosure pad will be 6", 3,000 psi, concrete slab

2.08     SITE CONCRETE

         Curbs shall be 6" extruded concrete curbs except for poured in place curb and gutter where applicable between all paving and landscaping.

         Provide 4" concrete slabs for the sidewalks.

2.09     CONCRETE LOADING DOCKS & APRONS

         Loading Docks:    Only docks and aprons to be concrete, balance to be
                           asphalt paving. Aprons will be located on the North and South side of the building, built out 60'0" from the dock doors and will be built to the outside edge of each ramp in width, of a 6" nominal thickness unreinforced concrete slab with a compressive strength of 3,500 psi on compacted native soils as designed by engineer. All construction joints to have 3/4" smooth greased dowels at 24" O.C. Dock height to be 48".

2.10     LANDSCAPE AND IRRIGATION

         Contractor will use Hunter Landscape as the design-build landscaping sub-contractor. Contractor will be responsible for all costs associated with obtaining final City or jurisdiction approval.

         Landscape:        Provide a mix of trees and ground cover. All
                           landscaping shall be installed per City guidelines.

         Irrigation:       Provide 100% coverage to landscaped area with a fully
                           automated commercial grade irrigation system, which shall be designed to prevent water over spray from hitting all building surfaces.

         Erosion Control:  To be provided as needed.

         Final design to be approved by City.

2.11     EXTERIOR SIGNAGE

         By Tenant

2.12     EROSION PROTECTION

         To be provided per local requirements. Civil engineer will provide SWPP program with full implementation by General Contractor.

         Provide an allowance for erosion control.

2.13     OFFSITE CONSTRUCTION

         Contractor to provide curb, gutter, sidewalk, streetlights, fire hydrants, median work, paving, street work and utility modifications (including any removal, relocation, and/or under-grounding as required by the governing jurisdiction) as required to complete subject project.

DIVISION 3: CONCRETE

3.01     BUILDING FOUNDATIONS

         The foundations will be reinforced 2,500 psi concrete isolated, spread footings designed to a specified structural yield as directed by structural drawings.

3.02     FLOOR SLAB

         The following specification is subject to approval by the structural engineer. It will provide a strong, high quality industrial floor of superior strength and flatness suitable for warehousing and distribution.

         The concrete floor slab shall be 6" thick, 4,000 psi compressive strength concrete placed over compacted native soil. In the office area, a visqueen vapor barrier will be used under a 6" slab of 4,000 psi compressive strength concrete on compacted native soil or as recommended by soils engineer. Slab slope to be 0.5% or less. The concrete will be placed with a laser screed and finished with riding power trowels to a burnished finish to meet or exceed Ff50 and Fl 30.

         All construction joints to receive 16" long, 3/4" dowels greased at one end,placed at 18" O.C. All control joints to receive dowel baskets with dowels placed at a minimum of 24" O.C. and with all joints cut perpendicular at a distance not to exceed 18'0". Floor slab will be reinforced (1) column bay deep at the entire perimeter of warehouse area and throughout office pod areas. Reinforcing will consist of #3 bars at 18" on center each way.

         Floor will be sealed with one (1) coat of Ashford Formula floor sealer.

3.03     TILT-UP WALLS

         The exterior of building shall be constructed of reinforced concrete. Construction and erection of the wall panels to be standard tilt-up method. Panel thickness shall be specified by the structural engineer.

         Exterior face of panels shall receive a floor slab finish, and shall be prepared to receive finish paint. Panel height shall be per architectural drawings to provide a minimum clear height of 30'0" from the dock doors to the first column line in at the north and south sides of the building and a minimum clear height of 32' from the first column line from the north and the south and will continue to the outside east/west walls. Interior pick points will be covered by concrete patch. The interior panel surfaces will be smooth troweled. Exterior panel joints to be caulked. All panels shall be tied together per structural drawings and shall meet all applicable seismic codes.

3.04     RETAINING/SCREEN WALLS

         Contractor to provide retaining walls and screen walls as shown on drawings.

DIVISION 4: MASONRY

4.01     CMU BLOCK WALLS

         Contractor shall be responsible for all costs associated with any block walls on site.

DIVISION 5: METALS

5.01     STRUCTURAL STEEL

         Steel framing shall be a combination of long-span steel bar joists, beams and wide-flange columns or truss girders and tube columns, or other approved structural assembly. Structural steel shall conform to structural engineers design. Column spacing will be 50' x 57' 8" for all areas. Minimum clear height from top of floor slab to bottom of roof joists is 32' from the first column line from the North and South sides of the building.

         Provide interior roof hatch with ladder and cage.

5.02     MISCELLANEOUS METALS

         Install pipe handrails at concrete stairs at each exit man door in the dock area, if required.

DIVISION 6: CARPENTRY

6.01     MISCELLANEOUS CARPENTRY

         All miscellaneous carpentry will be performed to provide a professional finish.

6.02     MECHANICAL SCREEN WALLS

         Per architectural and structural drawings.

6.03     SMOKE CURTAIN WALLS (SEE 13.03-FIRE PROTECTION)

DIVISION 7: THERMAL & MOISTURE PROTECTION

7.01     ROOFING

         Four-ply built-up roof with a 15 year manufacturer's warranty by Intec Permaglas, John-Manville, or equal. Four-ply to include a base, two plies (Type IV) and a mineral cap-sheet.

7.02     ROOF ACCESS

         Provide roof access via interior mounted ladder. Ladder to meet all applicable codes

7.03     MISCELLANEOUS CAULKING

         Panel joints will be caulked on the exterior to the full panel height.

7.04     FLOOR JOINT CAULKING

         Caulking using a polyurethane product will be done at all construction joints and in the warehouse speed bay area, or first bay from dock doors, (excluding office pods).

7.05     INSULATION

         Warehouse: Provide white foil type insulation, with scrim reinforcing, on underside of roof sheathing, stapled to roof joist vented to prevent condensation.

7.06    SMOKE HATCHES

         A quantity of 2.5% of the roof square footage will be curb mounted smoke hatches. The cost of additional smoke hatches that may be required as a result of Tenant's use/racking or storage plan shall be the sole cost of Tenant.

DIVISION 8: DOORS & WINDOWS

8.01     EXTERIOR DOORS

         Exterior man doors to be 3'0" x 7'0" hollow metal doors and frames as required by the UBC code exiting requirements. All hardware to be Schlage 'D' series Sparta, brushed aluminum, or equivalent. Exterior doors will include key cylinder and pull hardware for Fire Department access. Final keying will be the Tenant's responsibility. Knox boxes to be provided per Fire Department's requirements.

8.02     INTERIOR DOORS

         N/A

8.03     ALUMINUM STOREFRONT AND GLAZING

         Provide storefront system (2" x 4-1/2" front-loaded configuration) at main entrances with double leaf storefront doors. Glass to be sized per opening, 1/4" single glazed, medium performance, Aluminum and safety-glass entrance doors and sidelights, as well as exterior window assemblies shall be Kawneer or approved equal. Versalux Blue 2000 R reflective glass, tempered as required by code. Glazing to be installed with reflective coating on the interior surface.

8.04     ROLL-UP DOORS

         Provide doors at dock area, and four (4) 12' x 14' grade level doors. Doors will be heavy duty, 24 gauge, vertical push up sectional
         (not coiling) track doors with 8" x 16" vision lights.

         All doors to have (1) standard view window installed on the opposite side as the door latch.

DIVISION 9: FINISHES

9.01     EXTERIOR WALL PAINTING

         The building exterior will be prepared per paint manufactures specifications to receive one coat of primer and one coat of exterior latex paint; include paint colors per City of Riverside requirements. Exterior man doors, roll-up doors and handrails will be enamel.

9.02     METAL FRAMING AND DRYWALL

         N/A

9.03     CEILINGS

         N/A

9.04     FLOOR COVERINGS

         N/A

9.05     WAREHOUSE INTERIOR PAINTING

         Paint interior warehouse walls one (1) coat to cover. Interior columns to be painted yellow to a height of 10' above Finished Floor.

9.06     VINYL WALL COVERING

         N/A

9.07     CERAMIC TILE

         N/A.

9.08     MISC. PAINTING

         All above ground piping such as back-flow preventers shall be painted per City's requirements. All fire hydrants and PIV's painted per Fire Department Specs. Contractor to provide all handicap and traffics signage as well as parking lot curb painting and striping. Contractor to stripe all trailer spaces.

DIVISION 10: SPECIALTIES

10.01    BATHROOM ACCESSORIES

         N/A

10.02    FENCING

         1) All gates to be wrought iron and shall either slide or swing. Gate tracks cast in place during placing of asphalt. 8' tall wrought iron fencing shall be installed on the north and south sides of building. 8' tall chain link fencing shall be installed on the west side of building.

10.03    FLAGPOLES

         N/A

DIVISION 11: EQUIPMENT

11.01    LOADING DOCK EQUIPMENT

         N/A

11.02    MISCELLANEOUS EQUIPMENT

         N/A

DIVISION 12: FURNISHINGS

         N/A

DIVISION 13: SPECIAL CONSTRUCTION

13.01    SECURITY SYSTEM

         N/A

13.02    DETECTION AND ALARM - FIRE LIFE SAFETY

         Contractor shall provide a turn-key, design/build cost to install a fire alarm monitoring system for the shell only that will meet all current state and local building codes. Design shall be by a qualified electrical engineer and or qualified electrical designer.

         Contractor will also be responsible to establish service with the local telephone company to provide (2) voice grade, dedicated lines to the fire alarm panel and to coordinate with the fire alarm contractor so that system is operational and does not delay final sign-off by the City and Fire Department. Monthly monitoring and phone company cost to be Tenant responsibility.

     1) Provide design build alarm system to meet minimum code requirements of the City, Fire Marshall, NFPA.

     2)  To include but not be limited to the following:

         a) UL central station listed

         b) Double Detector Check Valves

         c) Post Indicator Valves

         d) Riser Valves

         e) Riser flow switches

         f) Pump Room valves

         g) Pump Running

         h) Loss of power

         Security system is the Tenant's responsibility.

13.03    FIRE PROTECTION

         The warehouse area will be fully sprinklered. Building to be equipped with an ESFR system. Temperature rating of fire sprinkler heads to be 165 degrees (F) or per code.

         A complete on-site fire protection underground system shall be provided per the specific requirements of the local authorities. This system shall include hydrants, sectional valves, back flow prevention, Fire Department connection and connections to the public water supply per local codes. Provide 6" concrete filled pipe bollards at all risers and hydrants. Splash blocks will be provided in the landscaping at all fire sprinkler inspector test valves at the exterior perimeter of the building.

         Riser assemblies shall include mechanical alarm valves. System control valves shall either be riser mounted with wall post extensions or exterior post indicator valves as required by the local authority. All required devices for central station alarm system interface shall be provided, but maintained by the Tenant.

         System design, material and installation shall comply with NFPA 13 and the other previous NFPA standards. It shall also comply with UBC and UFC standards. Approvals will also be obtained from the Owner's insurance authority.

         The cost of the fire hose cabinets and fire extinguishers as required by code and due to installation of Tenant's racking shall be a Tenant expense.

DIVISION 14: CONVEYING SYSTEM

         N/A

DIVISION 15: MECHANICAL

15.01    PLUMBING DESIGN/BUILD

         See Underground Utilities section 2.05.

15.02    HVAC-DESIGN/BUILD

         Provide exhaust fans and louvers to provide for code air changes in warehouse.

DIVISION 16: ELECTRICAL

16.01    LIGHTING DESIGN/BUILD

         Shell scope to include an emergency exit light and an illuminated exit sign above each man door. Tenant shall be responsible for the cost of any additional emergency exit lighting that may be required due to the effects of the tenant's build out and/or racking/storage plan.

         Parking lot lighting not less than one (1) foot candle average and shall be limited to exterior mounted wall packs. No light poles will be allowed unless required to meet minimum photometric levels.

16.02    ELECTRICAL SERVICE DESIGN/BUILD

         General contractor shall provide a design build cost for the project. Design shall be by a qualified electrical engineer and or qualified electrical designer. Liability and Errors & Omissions insurance shall conform to Section 1.03 of this specification. Plans shall be processed with Riverside Public Utility Agency by the General contractor, the Electrical designer or the Electrical contractor. Any fees shall be paid by the General Contractor.

     1)  Primary Service

         a) Primary conduit to Riverside Public Utility Agency designated location per Riverside Public Utility Agency approved drawings. Transformer pad and substructure approved by Riverside Public Utility Agency.

         b) Secondary conduit and conductor shall be sized and bussed according to the table below, and as required by the Riverside Public Utility to the underground pull section.

         c) The underground pull section (UPS), shall be sized and bussed according to the table below.

         d) The location of the primary service shall be in an electrical room. The electrical room will be located inside the building, constructed of a drywall enclosure with a single man door and access to the room. Switchgear will be installed on the exterior perimeter concrete tilt wall. Alternate locations approved by the Riverside Public Utility Agency and the owner will be considered. Final size and dimensions of the electrical room shall be recommended by the Electrical designer and approved by the Owner and the project Architect.

     2)  House Service

         a) An independently metered House Service shall be sized at 200 Amps, 277/480 volts, three phase.

            i) The House Meter may be either a Meter Section or a Meter Main
               Service Panel

           ii) The house Service shall serve the following design/build components:

               (1) Exterior lighting to meet Local Building Department
                   standards. Inclusive but not limited to an average of 1 Foot Candle maintained on all parking, drive, and truck surfaces. Lighting control to clock on, photo-cell off.

               (2) Lighting in the Electrical room.

               (3) 110 volt circuits in the Electrical room to serve:

                   a) Telephone backboard, irrigation time clock

                   b) Alarm panel

                   c) Code required circuit at all fire risers for riser flow alarm.

                   d) Exit lights over all doors to the exterior (either 110 or
                      277).

     3)  Electrical Service, Design build:

         a) Meter Main bussed to Underground Pull Section.

         b) Conduit and conductor to serve additional tenant.

     4)  General Notes:

         a) Provide photometric layout with all engineered drawings.

2ND CONDUITS   PULL SECTION   HOUSE SERVICE   TENANT I SERVICE   TENANT II SERVICE
------------   ------------   -------------   ----------------   -----------------
1600 amps      3,000 amps     N/A             1600 amps          N/A

Distribution to equipment is not assumed.

ALLOWANCES

A total of $3.25 per building square foot to be used for the following Tenant requested improvements:

BIG 5 - REQUESTED SHELL IMPROVEMENTS

1.   Approximately 47,000 SF of improved office space.

2.   Approximately 23,600 SF of mezzanine with code stairs.

3.   Two-Stop elevator, 2500 lbs., holeless hydraulic with pit.

4. 1,600 amp meter section, 277-480 volt 3 ph 4 wire (no electrical distribution except to office sub-panel).

5.   15-year Manufacturer roof Warranty in lieu of 10 year.

6.   400 watt metal halide fixture 25 fc average in warehouse, (no racking).

7.   Lenses for 400-watt metal halide fixtures.

8.   Ashford sealer for warehouse slab.

9.   Sewer line to southwest corner of the building.

10.  Conduit for future electrical service at west end of the building.

11.  Dock equipment.

12.  White gasroom - approximately 2,080 SF

13.  Aerosol room - approximately 3,952 SF

14.  Valuable room - approximately 21,994 SF

15.  Gun room - approximately 3,952 SF

16.  Ammo room - approximately 3,640 SF

17.  Concrete separation wall.

18.  Interior maintenance facility.

19.  Diesel ESFR fire pump (in lieu of electric pump).

20.  Energy management system for warehouse lighting.

21.  Pick level lighting.

     - Fans and additional electric service to be design/build per Tenant's specifications.

22.  Two (2) patio areas.

BIG 5 - REQUESTED SITE IMPROVEMENTS

1.   West yard expansion, grading and paving - 106,464 SF.

2. South truck driveway (Inbound/Outbound lane - 47,701 SF. of additional land).

3. East employee parking area expansion - approx. 53,000 SF. to include approximately 1,900 lf of 8" tall tube steel fencing and pilasters.

4.   Pipe for future secondary water source at west end of building.

5. Fuel island: Includes concrete slab, walls and 2 - 6,000 gallon above ground diesel fuel tanks per Big 5 provided specifications.

6. Exterior maintenance/truck wash area: Includes water source, concrete slab, drains, an approximate 200-gallon oil interceptor and an approximate 1,200-gallon clarifier with sample pit.

7.   Guard shack complete with sewer and electrical.

[PANATTONI CONSTRUCTION LOGO]

DATE: 4/6/04
PROJECT NAME: Big 5, Sycamore Cyn., Riverside

                                                                                                     QTY    UNIT
                                                                                                     ---    ----
REQUESTED SHELL IMPROVEMENTS ADDS:

  1     APPROXIMATELY 47,000 SF OF IMPROVED OFFICE SPACE:                                           47,000  sf

  2     APPROXIMATELY 23,600 SF OF MEZZANINE WITH CODE STAIRS:                                      23,600  sf

  3     TWO-STOP ELEVATOR, 2500 LBS., HOLELESS HYDRAULIC W/ PIT:                                         1  each

  4     1,600 AMP METER SECTION, 277-480 VOLT 3 PH 4 WIRE (NO ELECTRICAL DISTRIBUTION
        EXCEPT TO OFFICE SUB-PANEL).                                                                     1  lsum

  5     15-YEAR MANUFACTURER WARRANTY IN LIEU OF 10-YEAR:

  6     400 WATT METAL HALIDE FIXTURE 25 FC AVERAGE IN WAREHOUSE: (NO RACKING)                           1  lsum

  7     LENSES FOR 400-WATT METAL HALIDE FIXTURES:                                                       1  lsum

  8     ASHFORD SEALER FOR WAREHOUSE SLAB IN LIEU OF LOPIDALITH:                                         1  lsum

  9     SEWER LINE TO SOUTHWEST CORNER OF THE BUILDING (FROM MAINLINE AT CRESTRIDGE):                  100  lf

  10    CONDUIT FOR FUTURE ELECTRICAL SERVICE AT WEST END OF THE BUILDING:                               1  lsum

  11    DOCK EQUIPMENT:

        a) 30,000 lb. hydraulic levelers, Serco HL-18735, VB420-11SF vertical bumpers:                  12  each
        b) Edge of dock levelers, Serco meod7220-15, VB420 11SF vertical bumpers:                       92  each
        c) Trailer restraints - Serco SL60 with exterior LED lights:                                   104  each
        d) Dock seals, Serco "Ultra seal" model S-2000, XL-100 4" wear pleats:                         104  each
        e) Combination fans/lights at dock leveler locations:                                          104  each
        g) Pits for hydraulic levelers:                                                                 12  each
        h) Pits for edge-of-dock levelers:                                                              92  each
        i) Electrical for dock equipment:                                                              116  each

  12    WHITE GAS ROOM - 2,080 SF:
        Concrete tilt walls with footings & rebar:                                                     176  lf
        *(White Gas room and Ammo room share a common wall)
        Sunken slab & metal grate floor with waterproofing:                                          2,080  sf
        10 x 12 fire rated vertical lift, manual door:                                                   1  each
        3 x 7 mandoor, fire rated:                                                                       1  each
        Paint interior walls:                                                                        8,748  sf

  13    AEROSOL (HAZ/MAT) ROOM - 3,952 SF:

                                     1 of 3

[PANATTONI CONSTRUCTION LOGO]

DATE: 4/6/04
PROJECT NAME: Big 5, Sycamore Cyn., Riverside


                                                                                            QTY    UNIT
                                                                                            ---    ----
           6" metal studs & 2-hour drywall:                                                   139  lf
           Paint walls:                                                                     8,748  sf
           10 x 12 1-hour rated vertical lift door:                                             1  each
           3 x 7 1-hour rated mandoor:                                                          1  each

  14       Valuable room - 21,944 SF:

           Wire mesh partitions, to underside of roof:                                     11,340  sf
           Paint one side of wall:                                                          3,744  sf
           Openings 10 x 12:                                                                    1  each
           Mangate:                                                                             1  each

  15       GUN ROOM - 3,952 SF:

           Wire mesh partitions including door openings:                                    4,752  sf
           Openings 10 x 12:                                                                    1  each
           Mangate:                                                                             1  each

  16       AMMO ROOM - 3,640 SF:

           6" metal studs & 2-hour drywall:                                                   119  lf
           * (White Gas room and Ammo room share a common wall)
           10 x 12 fire rated vertical lift, manual door:                                       1  each
           3 x 7 mandoor, fire rated:                                                           1  each
           Paint interior walls:                                                            8,748  sf

  17       CONCRETE SEPARATION WALL:

           a) Concrete tilt single wall through roof with footing and
              rebar:                                                                          600  lf
           b) Paint both sides of wall interior only:                                           1  lsum
           c) 16' x 20' fire rated vertical lift manual doors:                                  3  each
           d) 3' x 7' fire rated mandoors:                                                      3  each

  18       INTERIOR MAINTENANCE FACILITY:                                                  13,624  sf

           100 gallon oil interceptor:
           750 gallon 3 stage clarifier with sample pit:
           * Includes epoxy acid resistant floor, lighting to 30 fc, 2-hour drywall & metal stud separation wall and one 10 x 12 fire rated vertical lift manual door.

  19       DIESEL FIRE PUMP FOR MAIN SYSTEM IN LIEU OF ELECTRICAL PUMP:                         1  lsum

  20       ENERGY MANAGEMENT SYSTEM FOR WAREHOUSE LIGHTING:                                     1  lsum

           * Estimated payback on energy savings is 11 months.

  21       PICK LEVEL LIGHTING                                                                  1  lsum

                                     2 of 3

[PANATTONI CONSTRUCTION LOGO]

DATE: 4/6/04
PROJECT NAME: Big 5, Sycamore Cyn., Riverside

                                                                                                QTY  UNIT
                                                                                                ---  ----
          Florescent lighting @ 1st. and 2nd. Levels of the picking racks to be lit with 8'
          florescent fixtures and top level to be lit by area lighting:

22        PATIO AREAS:                                                                            2  each

          1000 sf patios with concrete tilt screen walls, solid cover roof and metal screen above tilts:

                       TOTAL REQUESTED SHELL IMPROVEMENTS:

NOTE:     The foregoing is based on the following plans:

          * Preliminary Precise Grading plan from KCT, 13 sheets dated 1/28/04.

          * Preliminary Street Improvements plan from KCT, 8 sheets dated 1/28/04.

          * Preliminary Sewer plan from KCT, 4 sheets dated 1/28/04.

          * Preliminary Water plan from KCT, 4 sheets dated 1/28/04.

          * Preliminary Sycamore Cyn. Storm Drainage plan from KCT, 10 sheets dated 1/28/04.

          * PL-16 Bldg. 2 Sycamore Canyon Conceptual plan from CCA dated 12/16/03, 3 sheets.

NOTE:     All costs above include General Contractor's fee and insurance.

                                     3 of 3

[PANATTONI CONSTRUCTION LOGO]

DATE: 4/6/04
PROJECT NAME: Big 5, Sycamore Cyn., Riverside

                                                                                                   QTY     UNIT
                                                                                                   ---     ----
REQUESTED SITE IMPROVEMENTS

    1    WEST YARD EXPANSION, GRADING AND PAVING - 106,464 SF:

         a) Staking:                                                                                   1  lsum
         b) Grading, sloping, over-exc. & re-compact:                                                  1  lsum
         c) 3.5" AC paving over 5" base:                                                          81,464  sf
         d) Additional curb only:                                                                    379  lf
         e) Additional double swing gate:                                                              1  lf
         f) Additional landscaping:                                                               25,000  sf
         g) Additional tube steel fencing 8' high:                                                   300  lf

    2    SOUTH TRUCK DRIVEWAY [INBOUND/OUTBOUND LANE - 47,701 SF):

         a) Staking:                                                                                   1  lsum
         b) Grading:
         c) 3.5" AC paving over 3" base:                                                          47,701  sf
         d) Striping:                                                                                  1  lsum
         d) Curb & Gutter:                                                                         1,110  lf
         e) Curb only:                                                                             1,280  lf
         f) Additional swing gate:                                                                     1  each

    3    EAST EMPLOYEE PARKING AREA EXPANSION - 53,000 SF:

         a) Staking:                                                                                   1  lsum
         b) Grading:                                                                              53,000  sf
         c) 3.5" AC paving over 3" base:                                                          40,000  sf
         d) Curb:                                                                                  1,800  lf
         e) Striping:                                                                                170  stalls
         f) Landscaping:                                                                          13,000  sf
         g) Light poles:                                                                               6  each
         h) Approximately 1,900 lf of 8' tall tube steel fencing w/ CMU pilasters every 100 feet for employee parking lot security:
         i) Additional swing gates at entries:                                                         3  each

    4    PIPE FOR FUTURE SECONDARY WATER SOURCE AT WEST END OF BUILDING:                             100  lf

    5    FUEL ISLAND: INCLUDES CONCRETE SLAB, WALLS AND 2 - 6,000 GALLON ABOVE GROUND
         DIESEL FUEL TANKS:

    6    EXTERIOR MAINTENANCE/TRUCK WASH AREA: INCLUDES WATER SOURCE, CONCRETE SLAB,
         DRAINS, 200-GALLON OIL INTERCEPTOR AND A 1,200-GALLON CLARIFIER WITH SAMPLE PIT:              1  lsum

    7    GUARD SHACK ALLOWANCE COMPLETE WITH SEWER AND ELECTRICAL:

                                          TOTAL REQUESTED SITE IMPROVEMENTS:

                                     1 of 2

[PANATTONI CONSTRUCTION LOGO]

DATE: 4/6/04
PROJECT NAME: Big 5, Sycamore Cyn., Riverside

                                                                                                  QTY     UNIT
                                                                                                  ---     ----
    ALTERNATE COST:

1   SECONDARY DIESEL FIRE PUMP SYSTEM WITH 200,000 GAL. TANK:                                      1      lsum

NOTE: The foregoing is based on the following plans:

      * Preliminary Precise Grading plan from KCT, 13 sheets dated 1/28/04.

      * Preliminary Street Improvements plan from KCT, 8 sheets dated 1/28/04.

      * Preliminary Sewer plan from KCT, 4 sheets dated 1/28/04.

      * Preliminary Water plan from KCT, 4 sheets dated 1/28/04.

      * Preliminary Sycamore Cyn. Storm Drainage plan from KCT, 10 sheets dated 1/28/04.

      * PL-16 Bldg. 2 Sycamore Canyon Conceptual plan from CCA dated 12/16/03, 3 sheets.

NOTE: All costs above include General Contractor's fee and insurance.

                                     2 of 2

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                             SCHEDULE 2 TO EXHIBIT C

                        GENERAL CONTRACTOR'S CERTIFICATE

_____________ [Date]

______________________________
______________________________
______________________________
______________________________
Attention: ___________________

         Re:      ________________________________________________

Gentlemen:

         As general contractor for the construction of the above-referenced project, the undersigned hereby certifies that all construction has been done in a good and workmanlike manner and that all of the work materials and fixtures are hereby approved.

                                              Sincerely,

                                              ________________________________
                                              a ______________________________

                                              By:  ___________________________
                                              Name:___________________________
                                              Its:____________________________

                                  SCHEDULE 2 TO
                                    EXHIBIT C
                                       -1-

                             SCHEDULE 3 TO EXHIBIT C

                        PAYMENT AND PERFORMANCE GUARANTY

         This PAYMENT AND PERFORMANCE GUARANTY ("GUARANTY"), dated as of April 14, 2004, is executed by PANATTONI INVESTMENTS, LLC, a California limited liability company ("GUARANTOR") in favor of BIG 5 CORP., a Delaware corporation ("TENANT"), in conjunction with, and to induce Tenant to enter into, that certain Lease of even date herewith (the "LEASE") between Tenant and PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company ("LANDLORD"), pursuant to which Landlord is leasing to Tenant certain "Premises" more particularly described in the Lease. Capitalized terms used and not otherwise defined in this Guaranty shall have the meanings set forth for them in the Lease.

         In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

         1. Guaranty of Landlord's Obligations. Guarantor hereby unconditionally and irrevocably guarantees to Tenant the following (collectively, the "GUARANTEED LANDLORD OBLIGATIONS"):

                  (i) the prompt and diligent payment and performance of Landlord's Work, and the prompt and diligent payment, performance and observance by Landlord of all of Landlord's other covenants and obligations set forth in Exhibit C attached to the Lease and in the other provisions of the Lease pertaining and/or relating to Exhibit C and Landlord's delivery of possession of the Premises to Tenant in the condition required therefor as set forth in the Lease and Exhibit C (including, without limitation, Landlord's obligations and covenants under Paragraphs 1.4 and 1.5 of the Lease and the first paragraph of Paragraph 3.1 of the Lease); provided, however, except for (A) the payment of the costs of Landlord's Work, and (B) the payment and performance of the correction of any defects in Landlord's Work which are disclosed by Tenant in writing to Guarantor prior to the Outside Date (as defined below). Guarantor's obligations under this clause (i) with respect to the performance of Landlord's Work shall not extend beyond the Outside Date. As used herein, the "OUTSIDE DATE" shall mean the date which is one (1) year after Landlord's Work has been completed as evidenced by a Notice of Completion recorded in the Official Records;

                  (ii) the prompt payment by Landlord to Tenant of any Tenant Termination Amount pursuant to Paragraph 1.5.5 of the Lease, if applicable; and

                  (iii) the prompt payment and performance of the correction of any defects which are Landlord's responsibility to perform pursuant to Paragraph 7.3 of the Lease and which are disclosed in writing by Tenant to Guarantor on or prior to the Outside Date.

         2. Modification of Lease; Assignment and Subletting. Guarantor agrees that the Lease and the Guaranteed Landlord Obligations may be supplemented, amended and/or otherwise modified from time to time without Guarantor's consent, in which event this Guaranty shall continue to apply to the Lease and Guaranteed Landlord Obligations thereunder as so

                                  SCHEDULE 3 TO
                                    EXHIBIT C
                                       -1-
modified. In addition, no transfer of all or any portion of Landlord's interests in the Lease shall impair or affect the continuing force of this Guaranty.

         3. Guarantor Waivers. Guarantor hereby waives, to the fullest extent allowed by law, all suretyship rights, defenses and other benefits to which it might otherwise be entitled. Without limiting the generality of the foregoing:

                  (i) Tenant shall be entitled to proceed against Guarantor with respect to any unfulfilled Guaranteed Landlord Obligations regardless of whether Tenant has proceeded, is then proceeding, or intends to proceed, against Landlord or any other person with respect thereto, and Guarantor expressly waives the benefits of Section 2845 of the Civil Code of California;

                  (ii) Tenant shall not be required to furnish Guarantor with copies of any notices given or required to be given to Landlord under the Lease, including without limitation notices of default;

                  (iii) Guarantor's liability for the Guaranteed Landlord Obligations shall not be affected, released, terminated, discharged or impaired by: (A) the existence of any bankruptcy, insolvency, reorganization or similar proceeding with respect to Landlord or any other person; (B) any exercise, non-exercise or delay or lack of diligence in the exercise of remedies by Tenant against Landlord or any other person of the applicable Guaranteed Landlord Obligation; (C) any assignment or other transfer (voluntary or involuntary) of Landlord's interests in the Lease; (D) the rejection of the Lease in any bankruptcy proceeding with respect to Landlord, or any other release or discharge of Landlord in any bankruptcy, insolvency, reorganization or similar proceeding; (E) any amendment of the Lease; (F) any change in the time, manner or place of payment, performance or observance of any of the Guaranteed Landlord Obligations; (G) any waiver of, or any assertion or enforcement or failure or refusal to assert or enforce, or any consent or indulgence granted by Tenant with respect to a departure from, any term of the Lease, including without limitation the waiver of any default by Landlord, or the making of any other arrangement with, or the accepting of any compensation or settlement from, Landlord; or
         (H) any other guaranty now or hereafter executed by Guarantor or any other guarantor or the release of any other guarantor from liability for the payment, performance or observance of any of the Guaranteed Landlord Obligations, whether by operation of law or otherwise; and

                  (iv) Guarantor hereby expressly waives: (A) notice of acceptance of this Guaranty and of any change in the financial condition of Landlord; (B) presentment, demand and protest; (C) until such time as all defaulted Guaranteed Landlord Obligations are fulfilled, all right of subrogation with respect to any obligation of Landlord that is fulfilled by Guarantor hereunder; (D) the right to trial by jury in any action or proceeding arising out of or with respect to this Guaranty or the interpretation, breach or enforcement hereof; (E) the right to interpose any setoff or counterclaim in any action or proceeding arising out of or with respect to this Guaranty; and (F) any right or claim of right to cause a marshalling of the assets of Landlord or to cause Tenant to proceed against any collateral or security held by Tenant at any time or in any particular order.

                                  SCHEDULE 3 TO
                                    EXHIBIT C
                                       -2-

The liability of Guarantor hereunder shall be reinstated and revived, and the rights of Tenant under this Guaranty shall continue, with respect to any amount at any time paid on account of any Guaranteed Landlord Obligations which shall thereafter be required to be restored or returned by Tenant upon the bankruptcy, insolvency or reorganization of Landlord or any other person, or otherwise, as though such amount had not been paid. Guarantor subordinates any liability or indebtedness of Landlord held by Guarantor to the Guaranteed Landlord Obligations.

         4. Jurisdiction. All disputes with respect to this Guaranty, and all actions to enforce this Guaranty, may be adjudicated in the state courts of California or the federal court sitting in California; and Guarantor hereby irrevocably submits to the jurisdiction of such courts in any action relating to this Guaranty. To the fullest extent permitted by law, this submission to California jurisdiction shall be self-operative and no further instrument or action, other than service of process, shall be required to confer jurisdiction over Guarantor in any such court. Nothing in this paragraph shall be construed to limit the right of Tenant to serve process in any manner permitted by law or to institute any action against Guarantor in the courts of other appropriate jurisdictions.

         5. Notices. All notices and other communications provided for in this Guaranty shall be in writing and be delivered to the appropriate party at its address as follows:

                  If to Guarantor:

                           Panattoni Investments, LLC
                           8401 Jackson Road
                           Sacramento, California 95826
                           Attn: Carl D. Panattoni

                  If to Tenant:

                           Big 5 Corp.
                           2525 East El Segundo Boulevard
                           El Segundo, California 90245
                           Attn: President or Secretary

Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

         6. Attorneys' Fees. In the event that any litigation is commenced with respect to this Guaranty, the party prevailing in such litigation shall be entitled to recover, in addition to such other relief as may be granted, its reasonable costs and expenses, including without limitation reasonable attorneys' fees and court costs, whether or not taxable, as awarded by a court of competent jurisdiction.

         7. Representations and Warranties. Guarantor represents and warrants to Tenant that: (i) the execution, delivery and performance of this Guaranty by Guarantor will not violate

                                  SCHEDULE 3 TO
                                    EXHIBIT C
                                       -3-
any provision of any law, regulation, order or decree of any governmental authority or of any court binding on Guarantor, or conflict with, result in a breach of or constitute a default under any provision of any instrument to which Guarantor is a party or which it or any of its property is bound, and will not result in the imposition or creation of any lien, charge or encumbrance on, or security interest in, any of its property pursuant to the provisions of any of the foregoing; and (ii) this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, subject as to enforcement of rights and remedies to any applicable bankruptcy, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and doctrines of equity affecting the availability of specific enforcement or other equitable remedies.

         8. Estoppel Certificate. Guarantor hereby agrees that: (i) Guarantor will, from time to time, within ten (10) days following request by Tenant, execute and deliver to Tenant a statement certifying that this Guaranty is unmodified and in full force and effect (or if modified, that it is in full force and effect as modified and stating such modifications); and (ii) such certified statement may be relied upon by anyone holding or proposing to acquire from or through Tenant any interest in the Premises by any prospective assignee or subtenant of Tenant.

         9. Miscellaneous. This Guaranty shall: (i) remain in full force and effect until the payment, performance and observance in full of all of the Guaranteed Landlord Obligations and all other amounts payable under this Guaranty; (ii) be binding upon Guarantor, its heirs, legal representatives, successors and assigns; and (iii) inure to the benefit of and be enforceable by Tenant and its successors and assigns or by any person to whom Tenant's interest in the Lease or any part thereof, may be assigned. Wherever in this Guaranty reference is made to Landlord or Tenant, the same shall be deemed to refer also to the then heir, legal representative, successor or assign of Landlord or Tenant, respectively. No provision of this Guaranty that is held to be inoperative, unenforceable or otherwise invalid shall affect the remaining provisions, and to this end all provisions hereof shall be severable. In the event that more than one person or entity executes this Guaranty as Guarantor, the obligations of each shall be joint and several. Time is of the essence of this Guaranty. This Guaranty shall be governed by the laws of the State of California. By accepting this Guaranty, Tenant agrees that it waives the right to trial by jury in any action or proceeding arising out of or with respect to this Guaranty or the interpretation, breach or enforcement hereof.

                       [SIGNATURE BLOCK ON FOLLOWING PAGE]

                                  SCHEDULE 3 TO
                                    EXHIBIT C
                                       -4-

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first written above.

                                   "Guarantor"

                                   PANATTONI INVESTMENTS, LLC,
                                   a California limited liability company

                                   By: _________________________________________
                                       Carl D. Panattoni, trustee of the
                                       Panattoni Living Trust dated April 8,
                                       1998, Managing Member

                                  SCHEDULE 3 TO
                                    EXHIBIT C
                                       -5-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                    EXHIBIT D

                             PERMITTED ENCUMBRANCES

         Attached to and forming a part of that certain Lease executed under date of April 14, 2004, by and between PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company, as Landlord, and BIG 5 CORP., a Delaware corporation, as Tenant.

         The following constitute the "Permitted Encumbrances" described in Paragraph 3.1 of the Lease:

1. All non-delinquent general and special taxes and supplemental taxes listed as Exception Nos. 1 through 27 of that certain preliminary title report dated as of February 20, 2004, issued by First American Title Company, order no. NCS-29009-SF (the "PTR"), but only to the extent the same affect the Land (and no other property included in the PTR).

2. Exception No. 28 of the PTR, so long as the Leasehold Title Policy or Leasehold Title Commitment issued to Tenant pursuant to the Lease modifies this exception to specifically reference the AD #1 water bond, only.

3. Exception No. 30 of the PTR, so long as the Leasehold Title Policy or Leasehold Title Commitment issued to Tenant pursuant to the Lease includes a 103.1 Endorsement therefor.

4.       Exception Nos. 29, 31, 39 and 40 of the PTR.

                                    EXHIBIT D
                                       -1-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                    EXHIBIT E

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Recorded at the request of
BIG 5 CORP., and
to be mailed after recording to:

BIG 5 CORP.
P.O. Box 92088
Los Angeles, CA  90009
Attn: A. Saucedo, Legal Dept.

                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") is made and entered into as of the ________ day of ____________, _____, by and among BIG 5 CORP., a Delaware corporation ("TENANT"), PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company ("LANDLORD") and _______________________________________________, a(n)
________________________ ("BENEFICIARY").

                                R E C I T A L S:

         Landlord and Tenant entered into a Lease dated April 14, 2004 (the "LEASE") of certain real property more particularly described in Exhibit "A" attached hereto (said real property, together with the improvements now or hereafter constructed thereon, collectively, the "PREMISES").

         Beneficiary is the holder of the beneficial interest under a Deed of Trust dated ________________________, recorded on _______________________, in the Official Records in the County of Riverside, State of California, as Instrument No. ____________________, in Book No. ____________, Page No.
______________, on the Premises (the "DEED OF TRUST"). Tenant and Beneficiary desire hereby to establish certain rights, safeguards, obligations and priorities with respect to their respective interests by means of the following non-disturbance, attornment and subordination agreements.

         NOW, THEREFORE, the parties hereto covenant and agree as follows:

                               A G R E E M E N T:

1. Provided the Lease is in full force and effect and there are no defaults by Tenant thereunder (beyond all applicable notice and cure periods), then:

                                    EXHIBIT E
                                       -1-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

         1.1. The right of possession of Tenant to the Premises and Tenant's rights arising out of the Lease shall not be affected or disturbed by Beneficiary in the exercise of any of its rights under the Deed of Trust or the Note secured thereby.

         1.2. Tenant shall not be named in any foreclosure action related to the Deed of Trust, unless such joinder is necessary under applicable law to foreclose the Deed of Trust, and then only for such purpose and not for the purpose of terminating the Lease.

         1.3. In the event that Beneficiary or any other person ("PURCHASER") acquires title to the Premises or succeeds to Landlord's interest in the Lease pursuant to the exercise of any remedy provided for in the Deed of Trust or under the laws of the state in which the Premises are located (including any foreclosure of the Deed of Trust or conveyance in lieu of foreclosure), the Lease shall not be terminated or affected by the exercise of any such remedies or by said foreclosure or sale resulting from any such proceedings; and Beneficiary hereby covenants that any acquisition or sale by it of the Premises pursuant to the exercise of any rights and remedies under the Deed of Trust or otherwise, shall be made subject to the Lease and the rights of Tenant thereunder; and Tenant covenants and agrees to attorn to Beneficiary or Purchaser as its new landlord; and the Lease shall continue in full force and effect as a direct lease between Tenant and Beneficiary or Purchaser, as Landlord, upon all the terms, covenants, conditions and agreements set forth in the Lease between Tenant and Landlord. However, in no event shall Beneficiary or Purchaser be:

                  1.3.1. liable for any act or omission of Landlord, except for those acts or omissions for which Tenant has given Beneficiary notice thereof prior to said foreclosure or sale and which Beneficiary has thereafter failed to cure within the time periods provided for in Paragraph 6 of this Agreement (except that in no event shall Beneficiary be liable for any incidental, special or consequential damages [including for property damage or personal injury], that have accrued prior to said foreclosure or sale resulting from any acts or omissions of any prior landlord [including Landlord] which occurred prior to the date such notice was delivered to Beneficiary). Beneficiary shall provide Tenant with written notice of any such foreclosure or sale of the Premises as required by law, but in no event less than thirty (30) days prior to such foreclosure or sale; or

                  1.3.2. bound by any payment of rent made by Tenant more than thirty (30) days in advance of the due date under the Lease or liable for any security deposit unless actually received by Beneficiary or Lender; or

                  1.3.3. subject to any offsets or defenses which Tenant may have against any prior landlord (including Landlord) arising prior to said foreclosure or sale, except for any defenses expressly provided for in the Lease and any offset and abatement rights expressly provided in Paragraphs 1.5, 2.2,
12.6 and 18.2 of the Lease, provided that Tenant has given Beneficiary notice of such offsets or defenses prior to said foreclosure or sale. Beneficiary shall provide Tenant with written notice of any such foreclosure or sale of the Premises as required by law, but in no event less than thirty (30) days prior to such foreclosure or sale; or

                                    EXHIBIT E
                                       -2-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                  1.3.4. bound by any amendment to the Lease made subsequent to the date of this Agreement without the written consent of Beneficiary, which consent shall not be unreasonably withheld or withheld for the purpose of effectuating a change in terms to the Deed of Trust.

Notwithstanding the foregoing, the rights and obligations of Tenant and Beneficiary, respectively, upon such attornment shall, to the extent of the then remaining balance of the term of the Lease, including any renewals or extensions thereof, be the same as now set forth in the Lease and by this reference the Lease is incorporated herein as part of this Agreement.

2. The Lease shall be subject and subordinate to the lien of the Deed of Trust and to all the terms, conditions and provisions thereof, to all advances made or to be made thereunder, and to any renewals, extensions, modifications or replacements thereof, not inconsistent with Paragraph 1 of this Agreement.

3. Beneficiary hereby consents to the application of insurance and property damage proceeds and condemnation proceeds in accordance with the applicable provisions of Paragraphs 9, 10 and 12 of the Lease between Landlord and Tenant (including, without limitation, the provisions of Paragraph 10.4.3 of the Lease which permit disbursement of insurance proceeds to a beneficiary of Landlord under a first deed of trust encumbering the Premises to apply towards the repair of damage to the Premises), whether or not the Deed of Trust is then foreclosed.

4. Any notices or other communication required or desired to be given by one party to the other party hereto shall be given in writing by (i) mailing the same by certified or registered United States mail, return receipt requested, postage prepaid, or (ii) sending the same by Federal Express or other comparable overnight express courier service (with proof of receipt available), addressed as follows:

                  To Tenant:      Big 5 Corp.
                                  2525 East El Segundo Boulevard
                                  El Segundo, California 90245
                                  Attention: President or Secretary

                  To Landlord:    Panattoni Development Company, LLC
                                  19660 Fairchild Road
                                  Irvine, California 92612
                                  Attention: Steven Palmer

                  To Beneficiary: ______________________________________________
                                  ______________________________________________
                                  ______________________________________________
                                  ______________________________________________

or to such other addresses as the respective parties may from time to time designate by notice given as provided in this Agreement. Notices shall be deemed effective upon receipt or refusal to accept receipt (as evidenced by supporting documentation).

5. Landlord hereby acknowledges and represents that the rent and all other amounts due under the Lease have been assigned to Beneficiary as security for the loan secured by the Deed

                                    EXHIBIT E
                                       -3-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

of Trust. In the event that Beneficiary shall notify Tenant that Landlord has defaulted under the terms of the Deed of Trust and shall demand in writing that Tenant pay its rent and all other amounts due under the Lease to Beneficiary, then Tenant shall pay to Beneficiary all rent and other payments required to be paid by Tenant to Landlord pursuant to the terms of the Lease for the duration of the Lease. Such amounts payable by Tenant to Beneficiary shall include only those payments which become due to Landlord under the terms of the Lease after the time Tenant has received written notice and demand from Beneficiary as provided in this Paragraph 5; provided, however, Tenant shall not be liable to Beneficiary for any payments made to Landlord under the terms of the Lease for the fifteen (15) business day period following such notice and demand from Beneficiary, such fifteen (15) business day period being deemed by the parties hereto to be a reasonable period to permit Tenant to implement any such payment change. Landlord hereby agrees that, in complying with the provisions of this Paragraph 5, Tenant shall be entitled to rely solely upon the notices given by Beneficiary, and Landlord agrees to indemnify, defend, protect and hold Tenant harmless from and against any and all loss, claim, damage or liability arising out of Tenant's payment to Beneficiary in compliance with such notice. Landlord hereby releases and forever discharges Tenant from any all liability for losses suffered by Landlord as a result of Tenant's compliance with the provisions of this Paragraph 5, and Tenant shall be entitled to full credit under the Lease for any rents or other amounts paid to Beneficiary in accordance with this Paragraph 5 to the same extent as if such payments were made directly to Landlord. Any dispute between Beneficiary or Purchaser and Landlord as to the existence or continuance of a default by Landlord under the terms of the Deed of Trust or the Note secured thereby, or with respect to the extent or nature of such default, or with respect to foreclosure of the Deed of Trust by Beneficiary, shall be dealt with and adjusted solely between Beneficiary or Purchaser and Landlord, and Tenant shall not be made a party thereto.

6. So long as the Deed of Trust remains an encumbrance against the Premises, Tenant agrees to concurrently provide Beneficiary with a copy of any notice of default served upon Landlord. Tenant further agrees that if Landlord shall have failed to cure such default within the time period provided for in the Lease, and if such default is curable by Beneficiary, then Beneficiary shall have the right, at its election, to cure said Landlord default within thirty
(30) days following the expiration of Landlord's cure period, or, in the case of any non-monetary default which cannot be cured within said 30-day period, to promptly commence such cure within said 30-day period and thereafter diligently prosecute same to completion, which completion period shall not exceed one hundred twenty (120) days. Notwithstanding the foregoing, Tenant may proceed immediately to cure or cause to be cured any default of Landlord pursuant to the provisions of the Lease. Any failure by Tenant to give such duplicate notice to Beneficiary shall not be a default by Tenant either under this Agreement or under the Lease; provided, however, until such time as Beneficiary has received such duplicate notice from Tenant and has had a opportunity to cure such default as required under this Paragraph 6, Tenant shall have no right to (i) terminate the Lease as a result of Landlord's default or (ii) exercise any offset rights Tenant may have resulting from such default. Notwithstanding the foregoing sentence, if any repair or maintenance matter for which Landlord is responsible is of an emergency nature which if not attended to might result in bodily injury or damage to Tenant's property, Tenant may make such repair (as provided in Paragraph 7.2 of the Lease) without prior notice to Beneficiary, and such action by Tenant shall not waive or limit Tenant's offset and defense rights under Paragraph 1.3.3 above. Notwithstanding anything to the contrary herein, nothing herein shall prohibit Tenant from exercising any termination rights it may have under the

                                    EXHIBIT E
                                       -4-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

Lease (including under Articles 9 and 12 of the Lease) which are not predicated upon a default of Landlord.

7. If Beneficiary or Purchaser, by succeeding to the interest of the landlord under the Lease, shall become obligated to perform the covenants of the landlord thereunder, then, upon further transfer of the landlord's interest in the Lease by Beneficiary or Purchaser and provided that the transferee shall have assumed in writing all of the obligations of the landlord under the Lease from and after the time of such transfer, all such landlord obligations shall terminate as to Beneficiary or Purchaser, except for those obligations which have accrued prior to such transfer.

8. This Agreement may not be modified other than by an agreement in writing signed by the parties hereto or by their respective successors in interest.

9. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

10. The foregoing provisions shall be self operative and effective without the execution of any further instruments on the part of either party hereto.

11. Should Beneficiary cease to have a beneficial interest under the Deed of Trust, Beneficiary shall give prompt written notice to Tenant of the reconveyance, assignment or other form of termination of said beneficial interest.

12. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

                       [SIGNATURE BLOCK ON FOLLOWING PAGE]

                                    EXHIBIT E
                                       -5-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     By: _______________________________________
                                           Print Name: _________________________
                                           Its.: _______________________________

                                     By: _______________________________________
                                           Print Name: _________________________
                                           Its.: _______________________________

                                                                     BENEFICIARY

                                     BIG 5 CORP.,
                                     a Delaware corporation

                                     By: _______________________________________
                                           Print Name: _________________________
                                           Its.: _______________________________

                                     By: _______________________________________
                                           Print Name: _________________________
                                           Its.: _______________________________

                                                                          TENANT

                                     PANATTONI DEVELOPMENT COMPANY, LLC, a
                                     California limited liability company

                                     By: _______________________________________
                                           Print Name: _________________________
                                           Its.: _______________________________

                                     By: _______________________________________
                                           Print Name: _________________________
                                           Its.: _______________________________

                                                                        LANDLORD

                                    EXHIBIT E
                                       -6-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

STATE OF                              )

                                      ) SS.

COUNTY OF                             )

On _______________, before me, ____________________________, a Notary Public, personally appeared _____________________ and _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_________________________

STATE OF                              )

                                      ) SS.

COUNTY OF                             )

On _______________, before me, ____________________________, a Notary Public, personally appeared _____________________ and _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_________________________

                                    EXHIBIT E
                                      -7-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

STATE OF                              )

                                      ) SS.

COUNTY OF                             )

On _______________, before me, ____________________________, a Notary Public, personally appeared _____________________ and _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_________________________

                                   EXHIBIT E
                                      -8-

                            EXHIBIT "A" TO EXHIBIT E

                          LEGAL DESCRIPTION OF PREMISES

                                [To be attached]

                                 EXHIBIT "A" TO
                                    EXHIBIT E
                                       -1-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                    EXHIBIT F

                           LANDLORD'S WAIVER-INVENTORY

                                             Big 5 Warehouse/Distribution Center
                                                           Riverside, California

State of California                 )
                                    ) ss.
County of Riverside                 )

         WHEREAS, Big 5 Corp., (herein the "CLIENT") has pledged and granted to THE CIT GROUP/BUSINESS CREDIT, INC., as Agent (herein "CITBC") of 300 South Grand Avenue, Los Angeles, California 90071, a continuing general lien upon and security interest in its present and future merchandise, inventory and goods (herein "INVENTORY") pursuant to a certain Financing Agreement between CITBC as agent, the Lenders thereto and the Client, as amended; and

         WHEREAS, said lien and security interest covers all said Inventory now or hereafter located or to be located on Sycamore Canyon Boulevard, Riverside, California ("PREMISES"), which Premises are owned by the undersigned Landlord and leased to Tenant pursuant to that certain Lease with Landlord dated April 14, 2004 (the "LEASE") ; now therefore,

         THE UNDERSIGNED, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, does by these presents, hereby waives and relinquishes in favor of CITBC, its successors and assigns, all right of levy for rent and all claims of every kind against said Inventory now or hereafter kept or to be kept at said Premises, this waiver to continue until full compliance by the Client with all the terms and conditions of the Financing Agreement, and until payment and satisfaction of all Obligations secured thereby; and the undersigned further agrees that, /* it will not hinder or delay CITBC in enforcing its rights under said Financing Agreement; that said Inventory may be repossessed or removed by CITBC at any time and from time to time/** and the undersigned will, /*** provide access accordingly/****.

* subject to the provisions herein,

** during the term of the Lease and within ten (10) days following the expiration or earlier termination of the Lease;

*** upon reasonable prior written notice,

**** , provided that: (i) CITBC's exercise of its rights hereunder shall not delay or limit Landlord's enforcement rights under the Lease against Tenant in the event of Tenant's default, except that Landlord shall not seize the Inventory; (ii) CITBC shall use due care in removing any property from the Premises and shall repair any damage to the Premises caused by its repossession and removal at CITBC's sole expense; and (iii) in the event CITBC enters the Premises after expiration or earlier termination of the Lease, and Landlord has been notified by CITBC in writing that Tenant's liability policy required to be maintained by Tenant pursuant to the Lease has expired or terminated, CITBC shall provide Landlord with a certificate of insurance or other evidence that CITBC has in force a commercial general liability policy for liability for personal injury, death and bodily injury to persons and damage to property occurring upon, within or at the Premises and arising from CITBC's activities at the Premises, which policy shall name Landlord as an additional insured and be in an amount of not less than a combined single limit of $2,000,000.00.

                                   EXHIBIT F
                                      -1-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

         Notwithstanding the foregoing, /***** the expiration or sooner termination of the Lease, the undersigned shall have the right to have any Inventory that may be located on the Premises removed in accordance with applicable law and the terms of the Lease./******

***** if CITBC has not removed the Inventory from the Premises within ten (10) days following

****** If Landlord or CITBC commences legal proceedings to enforce any of the terms of this Landlord's Waiver, or for damages resulting from a breach of this Landlord's Waiver, the successful party in such action shall receive from the other party, in each such action, including any appeal taken thereof, its reasonable attorneys' fees and costs incurred.

         IN WITNESS WHEREOF, the undersigned, owner-Landlord, has signed below this __________ day of _______________, _____________.

                                PANATTONI DEVELOPMENT COMPANY, LLC,
                                a California limited liability company

                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________

                                By: ____________________________________________
                                Name: __________________________________________
                                Title: _________________________________________

                                Landlord's Address:

                                19660 Fairchild Road
                                Irvine, California 92612
                                Attention:  Steven Palmer

                                    EXHIBIT F
                                       -2-

                                    EXHIBIT G

                               MEMORANDUM OF LEASE

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Big 5 Corporation
2525 East El Segundo Boulevard
El Segundo, California 90245
Attention: Jeanne Dawson, Esq.

________________________________________________________________________________
                                                (Space Above For Recorder's Use)

                               MEMORANDUM OF LEASE

         This Memorandum of Lease ("MEMORANDUM"), dated as of April 14, 2004, is entered into by and between PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company ("LANDLORD"), whose address is 19660 Fairchild Road, Irvine, CA 92612, and BIG 5 CORP., a Delaware corporation ("TENANT"), whose address is 2525 East El Segundo Boulevard, El Segundo, California 90245.

         1. Leased Premises. Landlord and Tenant have entered into that certain unrecorded Lease (the "LEASE") dated as of April 14, 2004, pursuant to which:

                  (i) Landlord has acquired that certain real property located in the City of Riverside, County of Riverside, State of California, as more particularly described on Exhibit "A" attached hereto (the "LARGER PARCEL");

                  (ii) Landlord is in the process of subdividing the Larger Parcel into several parcels of land, including that certain parcel of land (the "LAND") (A) depicted as Parcel 1 on that certain proposed final parcel map no. 31139-1 (the "PROPOSED FINAL MAP"), a copy of the first page of which is attached hereto as Exhibit "B-1", (B) containing approximately 44.81 net acres after dedication of Crest Ridge Drive and the expansion parcel for Sycamore Canyon Boulevard to the City of Riverside, as contemplated by the Proposed Final Map, and (C) the legal description of which following such subdivision is anticipated to be as set forth on Exhibit "B-2" attached hereto;

                  (iii) Landlord leased to Tenant and Tenant leased from Landlord, and Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Land, together with (A) the warehouse/distribution building containing approximately 953,132 square feet of Rentable Area to be constructed thereon (the "BUILDING"), and (B) all easements and other public and private rights now or hereafter appurtenant thereto (collectively, the "PREMISES"), for a lease term which is conditioned upon and will not commence until after the occurrence of such subdivision of the Land from the Larger Parcel; and

                                    EXHIBIT G
                                       -1-

                  (iv) following such subdivision of the Land from the Larger Parcel, Landlord and Tenant shall record an amendment to this Memorandum to (A) reflect that such subdivision has occurred, and (B) attach thereto the legal description of the Land, as so subdivided, as the land component of the Premises, which shall reflect the recording information for the recorded final parcel map for such subdivision.

         2. Term. The initial Term of the Lease is for a period of approximately ten (10) years, commencing on the Commencement Date as defined in the Lease, and ending upon the last day of the calendar month which is ten (10) years after the Commencement Date.

         3. Options to Extend. Tenant may, at Tenant's option in accordance with the terms of the Lease, extend the Term of the Lease for up to three (3) additional five (5) year terms, on the terms and conditions set forth in the Lease.

         4. Incorporation of Lease. This Memorandum is a memorandum of the Lease. The purpose of this Memorandum is to give notice of the rights and obligations of the parties hereto under the Lease, and all of the terms and conditions of the Lease are incorporated herein by reference as if they were fully set forth herein. In the event of any inconsistency between the terms of this Memorandum and the terms of the Lease, the terms of the Lease shall prevail.

         5. Successors. Subject to the terms of the Lease, this Memorandum shall be binding upon and inure to the benefit of the respective successors in interest and assigns of the parties hereto.

         6. Counterparts. This Memorandum may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

                       [SIGNATURE BLOCK ON FOLLOWING PAGE]

                                    EXHIBIT G
                                       -2-

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum to be duly executed as of the date first above written.

                                          "Landlord"

                                          PANATTONI DEVELOPMENT COMPANY, LLC,
                                          a California limited liability company

                                          By: __________________________________
                                              Print Name: ______________________
                                              Its.: ____________________________

                                          By: __________________________________
                                              Print Name: ______________________
                                              Its.: ____________________________

                                          "Tenant"

                                          BIG 5 CORP.,
                                          a Delaware corporation

                                          By: __________________________________
                                              Steven G. Miller
                                              Its: President

                                          By: __________________________________
                                              Gary S. Meade
                                              Its: Secretary

                                    EXHIBIT G
                                       -3-

STATE OF CALIFORNIA                            )
                                               ) ss.
COUNTY OF LOS ANGELES                          )

         On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared Steven G. Miller and Gary S. Meade, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

                                          ______________________________________
                                          Notary Public in and for said State

(SEAL)

STATE OF CALIFORNIA                            )
                                               ) ss.
COUNTY OF ____________                         )

         On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                          ______________________________________
                                          Notary Public in and for said State

(SEAL)

                                    EXHIBIT G
                                       -4-

STATE OF CALIFORNIA                            )
                                               ) ss.
COUNTY OF ____________                         )

         On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                          _____________________________________
                                          Notary Public in and for said State

(SEAL)

                                    EXHIBIT G
                                       -5-

                            EXHIBIT "A" TO EXHIBIT G

                       LEGAL DESCRIPTION OF LARGER PARCEL

Real property in the City of Riverside, County of Riverside, State of California, described as follows:

PARCEL 1:

PARCELS 1 THROUGH 5 AND 8 THROUGH 10, 15 THROUGH 17, INCLUSIVE, AND 85 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 2:

PARCEL 19 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

THOSE PORTIONS OF PARCELS 12 AND 82 OF PARCEL MAP NO. 24535 AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90 OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID PARCEL 12;
THENCE NORTH 00 DEGREES 08' 36" WEST ALONG THE EAST LINE OF SAID PARCEL 12, A DISTANCE OF 205.00 FEET TO THE POINT THEREIN;
THENCE SOUTH 89 DEGREES 50' 40" WEST, A DISTANCE OF 342.66 FEET TO AN INTERSECTION WITH THE NORTHERLY PROLONGATION OF THE EAST LINE OF PARCEL 58 OF PARCEL MAP 24733 AS SHOWN BY MAP ON FILE IN BOOK 175 PAGES 30 THROUGH 36, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, SAID EAST LINE HAVING A BEARING OF NORTH 00 DEGREES 09' 20" WEST;
THENCE SOUTH 00 DEGREES 09' 20" EAST ALONG SAID NORTHERLY PROLONGATION, A DISTANCE OF 207.99 FEET TO A POINT IN THE SOUTH LINE OF SAID PARCEL 82;
THENCE NORTH 89 DEGREES 20' 39" EAST ALONG SAID SOUTH LINE AND ALONG THE SOUTH LINE OF SAID PARCEL 12, A DISTANCE OF 342.63 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

PARCEL 20 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:

                                 EXHIBIT "A" TO
                                    EXHIBIT G
                                       -1-

THOSE PORTIONS OF PARCELS 11 AND 12 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90 OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID PARCEL 12;
THENCE NORTH 0 DEGREES 08' 36" WEST ALONG THE EAST LINE OF SAID PARCEL 12, A DISTANCE OF 205.00 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING NORTH 00 DEGREES 08' 36" WEST ALONG SAID EAST LINE AND ALONG THE EAST LINE OF SAID PARCEL 11, A DISTANCE OF 205.00 FEET TO A POINT THEREON; THENCE SOUTH 89 DEGREES 50' 40" WEST, A DISTANCE OF 342.70 FEET TO AN INTERSECTION WITH THE NORTHERLY PROLONGATION OF THE EAST LINE OF PARCEL 58 OF PARCEL MAP NO. 24733, AS SHOWN BY MAP ON FILE IN BOOK 175 PAGES 30 THROUGH 36, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, SAID EAST LINE HAVING A BEARING OF NORTH 00 DEGREES 09' 20" WEST;
THENCE SOUTH 00 DEGREES 09' 20" EAST ALONG SAID NORTHERLY PROLONGATION, A DISTANCE OF 205.00 FEET;
THENCE NORTH 89 DEGREES 50' 40" EAST, A DISTANCE OF 342.66 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 4:

PARCEL 20 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

THAT PORTION OF PARCEL 11 OF PARCEL MAP 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 12 OF SAID PARCEL MAP NO. 24535; THENCE NORTH 00 DEGREES 08' 36" WEST ALONG THE EAST LINES OF SAID PARCELS 12 AND 11, A DISTANCE OF 410.00 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING NORTH 00 DEGREES 08' 36" WEST ALONG SAID EAST LINE OF PARCEL 11, A DISTANCE OF 205.45 FEET TO THE NORTHEAST CORNER THEREOF;
THENCE SOUTH 89 DEGREES 32' 39" WEST ALONG THE NORTH LINE OF SAID PARCEL 11, A DISTANCE OF 317.88 FEET TO A POINT THEREIN;
THENCE SOUTH 44 DEGREES 41' 40" WEST, A DISTANCE OF 35.26 FEET TO AN INTERSECTION WITH THE NORTHERLY PROLONGATION OF THE EAST LINE OF PARCEL 58 OF PARCEL MAP NO. 24733 AS SHOWN BY MAP ON FILE IN BOOK 175 PAGES 30 THROUGH 36, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, SAID EAST LINE HAVING A BEARING OF NORTH 00 DEGREES 09' 20" WEST;

                                 EXHIBIT "A" TO
                                    EXHIBIT G
                                       -2-

THENCE SOUTH 00 DEGREES 09' 20" EAST ALONG THE NORTHERLY PROLONGATION, A DISTANCE OF 178.78 FEET;
THENCE NORTH 89 DEGREES 50' 40" EAST, A DISTANCE OF 342.70 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 5:

PARCEL 22 AS SHOWN ON CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

THAT PORTION OF PARCEL 11 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 11;
THENCE SOUTH 00 DEGREES 09' 25" EAST ALONG THE WEST LINE OF SAID PARCEL 11, A DISTANCE OF 207.92 FEET TO A POINT THEREIN;
THENCE NORTH 89 DEGREES 50' 40" EAST, A DISTANCE OF 305.00 FEET TO AN INTERSECTION WITH THE NORTHERLY PROLONGATION OF THE WEST LINE OF PARCEL 58 OF PARCEL MAP NO. 24733 AS SHOWN BY MAP ON FILE IN BOOK 175 PAGES 30 THROUGH 36, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, SAID WEST LINE HAVING A BEARING OF NORTH 00 DEGREES 09' 20" WEST;
THENCE NORTH 00 DEGREES 09' 20" WEST ALONG SAID NORTHERLY PROLONGATION, A DISTANCE OF 184.38 FEET;
THENCE NORTH 45 DEGREES 18' 21" WEST, A DISTANCE OF 35.45 FEET TO A POINT IN THE NORTH LINE OF SAID PARCEL 11;
THENCE SOUTH 89 DEGREES 32' 39" WEST ALONG SAID NORTH LINE, A DISTANCE OF 279.88 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 6:

PARCEL 23 AS SHOWN ON CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

THOSE PORTIONS OF PARCELS 11, 13 AND 14 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID PARCEL 11;
THENCE SOUTH 00 DEGREES 09' 25" EAST ALONG THE WEST LINE OF SAID PARCEL 11, A DISTANCE OF 207.92 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING SOUTH 00 DEGREES 09' 25" EAST ALONG THE WEST LINE AND ALONG SAID WEST LINE OF PARCEL 14, A DISTANCE OF 205.00 FEET TO A POINT THEREIN;

                                 EXHIBIT "A" TO
                                    EXHIBIT G
                                       -3-

THENCE NORTH 89 DEGREES 50' 40" EAST, A DISTANCE OF 305.00 FEET TO AN INTERSECTION WITH THE NORTHERLY PROLONGATION OF THE WEST LINE OF PARCEL 58 OF PARCEL MAP NO. 24733 AS SHOWN BY MAP ON FILE IN BOOK 175 PAGES 30 THROUGH 36, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, SAID WEST LINE HAVING A BEARING OF NORTH 00 DEGREES 09' 20" WEST;
THENCE NORTH 00 DEGREES 09' 20" WEST ALONG SAID NORTHERLY PROLONGATION, A DISTANCE OF 205.00 FEET;
THENCE SOUTH 89 DEGREES 50' 40" WEST, A DISTANCE OF 305.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 7:

PARCEL 24 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

THOSE PORTIONS OF PARCELS 13, 14 AND 82 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID PARCEL 82;
THENCE NORTH 00 DEGREES 09' 25" WEST ALONG THE WEST LINES OF SAID PARCELS 82 AND 14, A DISTANCE OF 205.00 FEET TO A POINT IN THE WEST LINE OF SAID PARCEL 14 WHICH BEARS SOUTH 00 DEGREES 09' 25" EAST 412.92 FROM THE NORTHWEST CORNER OF PARCEL 11 OF SAID PARCEL MAP NO. 24535;
THENCE NORTH 89 DEGREES 50' 40" EAST, A DISTANCE OF 305.00 FEET TO AN INTERSECTION WITH THE NORTHERLY PROLONGATION OF THE WEST LINE OF PARCEL 58 OF PARCEL MAP NO. 24733 AS SHOWN BY MAP ON FILE IN BOOK 175 PAGES 30 THROUGH 36, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, SAID WEST LINE HAVING A BEARING NORTH 00 DEGREES 09' 20" WEST;
THENCE SOUTH 00 DEGREES 09' 20" EAST ALONG SAID NORTHERLY PROLONGATION, A DISTANCE OF 202.34 FEET TO A POINT IN THE SOUTH LINE OF SAID PARCEL 82;
THENCE SOUTH 89 DEGREES 20' 39" WEST ALONG SAID SOUTH LINE, A DISTANCE OF 305.01 FEET TO THE POINT OF BEGINNING.

PARCEL 8:

PARCEL 47 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

THOSE PORTIONS OF PARCELS 11, 12, 13 AND 82 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90, INCLUSIVE, OF

                                 EXHIBIT "A" TO
                                   EXHIBIT G
                                      -4-

PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID PARCEL 11;
THENCE SOUTH 89 DEGREES 32' 39" WEST ALONG THE NORTH LINE OF SAID PARCEL 11, A DISTANCE OF 317.88 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 44 DEGREES 41' 40" WEST, A DISTANCE OF 35 26 FEET TO AN INTERSECTION WITH THE NORTHERLY PROLONGATION OF THE EAST LINE OF PARCEL 58 OF PARCEL MAP NO. 24733 AS SHOWN BY MAP ON FILE IN BOOK 175 PAGES 30 THROUGH 36, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, SAID EAST LINE HAVING A BEARING OF 00 DEGREES 09'20" WEST;
THENCE SOUTH 00 DEGREES 09' 20" EAST ALONG SAID NORTHERLY PROLONGATION, A DISTANCE OF 591.77 FEET TO A POINT IN THE SOUTH LINE OF SAID PARCEL 82;
THENCE SOUTH 89 DEGREES 20' 39" WEST ALONG SAID SOUTH LINE, A DISTANCE OF 60.00 FEET TO THE NORTHWEST CORNER OF SAID PARCEL 58;
THENCE NORTH 00 DEGREES 09' 20" WEST ALONG THE NORTHERLY PROLONGATION OF THE WEST LINE OF SAID PARCEL 58, A DISTANCE OF 591.72 FEET;
THENCE NORTH 45 DEGREES 18' 20" WEST, A DISTANCE OF 35.45 FEET TO A POINT IN THE NORTH LINE OF SAID PARCEL 11;
THENCE NORTH 89 DEGREES 32' 39" EAST ALONG SAID NORTH LINE, A DISTANCE OF 110.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 9:

PARCEL 14 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:

THOSE PORTIONS OF PARCELS 18 AND 19 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL 18;
THENCE SOUTH 89 DEGREES 20' 39" WEST ALONG THE NORTH LINE OF SAID PARCELS 18 AND 19, A DISTANCE OF 706.85 FEET TO THE NORTHWEST CORNER OF SAID PARCEL 19;
THENCE SOUTH 00 DEGREES 27' 21" EAST ALONG THE WEST LINE OF SAID PARCEL 19 A DISTANCE OF 368.10 FEET TO A POINT THEREIN, SAID POINT BEING IN A LINE PARALLEL WITH AND DISTANT NORTHERLY 24.00 FEET, MEASURED AT A RIGHT ANGLE, FROM THE SOUTH LINE OF SAID PARCEL 19;
THENCE NORTH 89 DEGREES 28' 31" EAST ALONG SAID PARALLEL LINE, A DISTANCE OF
322.39 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE TO THE NORTH, HAVING A RADIUS OF 1, 758.00 FEET;

                                 EXHIBIT "A" TO
                                   EXHIBIT G
                                      -5-

THENCE EASTERLY ALONG SAID CURVE, TO THE LEFT, THROUGH A CENTRAL ANGLE OF 09 DEGREES 15' 38" AN ARC DISTANCE OF 284.14 FEET TO THE END THEREOF;
THENCE NORTH 80 DEGREES 12' 53" EAST, A DISTANCE OF 87.24 FEET;
THENCE NORTH 36 DEGREES 59' 47" EAST, A DISTANCE OF 34.24 FEET TO A POINT IN THE EAST LINE OF SAID PARCEL 18, SAID POINT BEING IN A NON-TANGET CURVE, CONCAVE TO THE EAST, HAVING A RADIUS OF 1, 053.00 FEET, THE RADIAL LINE AT SAID POINT BEARS SOUTH 83 DEGREES 46' 41" WEST;
THENCE NORTHERLY ALONG SAID EAST LINE AND ALONG SAID CURVE, TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 05 DEGREES 45' 58", AN ARC DISTANCE OF 105.97 FEET TO THE END THEREOF;
THENCE NORTH 00 DEGREES 27' 21" WEST ALONG SAID EAST LINE, A DISTANCE OF 199.82 FEET TO THE POINT OF BEGINNING.

PARCEL 10:

PARCEL 15 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL 20 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90, OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

EXCEPTING THEREFROM THE SOUTHERLY 24.00 FEET THEREOF.

PARCEL 11:

PARCEL 16 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL 21 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90 OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

EXCEPTING THEREFROM THE SOUTHERLY 24.00 FEET THEREOF.

PARCEL 12:

PARCEL 17 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL 22 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90 OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

EXCEPTING THEREFROM THE SOUTHERLY 24.00 FEET THEREOF.

PARCEL 13:

                                 EXHIBIT "A" TO
                                    EXHIBIT G
                                       -6-

PARCEL 18 AS SHOWN ON A CERTIFICATE OF COMPLIANCE RECORDED JULY 27, 1992 AS INSTRUMENT NO. 277677 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:

PARCEL 23 OF PARCEL MAP NO. 24535, AS SHOWN BY MAP ON FILE IN BOOK 162 PAGES 84 THROUGH 90, OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

EXCEPTING THEREFROM THE SOUTHERLY 24.00 FEET THEREOF.

PARCEL 14:

PARCEL 83 OF PARCEL MAP NO. 24535, AS SHOWN BY ON FILE IN BOOK 162 PAGES 84 THROUGH 90, OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

APN: 263-020-015-7, 263-020-016-8, 263-020-017-9, 263-020-018-0, 263-020-0191,
263-020-024-5, 263-020-025-6, 263-020-027-8, 263-020-039-9, 263-020-040-9,
263-040-041-0, 263-020-042-1, 263-020-043-2, 263-020-044-3, 263-020-045-4,
263-020-026-7, 263-280-025-0, 263-280-026-1, 263-280-027-2, 263-280-037-1,
263-280-038-2, 263-280-039-3, 263-280-040-3, 263-280-041-4, and 263-280-042-5

                                 EXHIBIT "A" TO
                                    EXHIBIT G
                                       -7-

                           EXHIBIT "B-1" TO EXHIBIT G

                     DEPICTION OF LAND ON PROPOSED FINAL MAP

                                  [MAP DRAWING]

                                EXHIBIT "B-1" TO
                                    EXHIBIT G
                                       -1-

                           EXHIBIT "B-2" TO EXHIBIT G

                      ANTICIPATED LEGAL DESCRIPTION OF LAND

Parcel 1, Parcel Map 31139-1 as shown in book ___ of Parcel Maps, at Pages ____ through _____ inclusive, records of Riverside County, California.

                                EXHIBIT "B-2" TO
                                    EXHIBIT G
                                       -1-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                    EXHIBIT H

                            COMMENCEMENT CERTIFICATE

         This Commencement Certificate, dated as of ____________, 20____, is entered into by and between PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company ("LANDLORD"), and BIG 5 CORP., a Delaware corporation ("TENANT"), with respect to the following facts:

                          W I T N E S S E T H T H A T:

         WHEREAS, Landlord and Tenant entered into that certain Lease (the "LEASE") dated April 14, 2004 for certain "Premises" as defined in the Lease located in Riverside, California; and

         WHEREAS, Landlord and Tenant agreed to execute this Certificate to confirm the actual Commencement Date and Expiration Dates of the Lease, and for other purposes;

         NOW, THEREFORE, pursuant to the provisions of Paragraph 1.7 of the Lease, Landlord and Tenant mutually agree as follows:

                  1. Capitalized terms used and otherwise defined herein shall have the meanings set forth for them in the Lease.

                  2. The following dates, amounts of square footage and dollar amounts are hereby agreed to and confirmed for all purposes of the Lease as of the Commencement Date and as of the date of this Certificate.

                  Commencement Date:                 ___________________________

                  Expiration Date:                   ___________________________

                  Rentable Area of the Building:     ___________________________

                  Fixed Rent for the First Period
                  under the Lease (i.e., the first
                  5-years of the Term):              ___________________________

                       [SIGNATURE BLOCK ON FOLLOWING PAGE]

                                   EXHIBIT H
                                      -1-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA
                                          "Landlord"

                                          PANATTONI DEVELOPMENT COMPANY, LLC,
                                          a California limited liability company

                                          By: _______________________________
                                              Print Name: ___________________
                                              Its.: _________________________

                                          By: _______________________________
                                              Print Name: ___________________
                                              Its.: _________________________

                                          "Tenant"

                                          BIG 5 CORP.,
                                          a Delaware corporation

                                          By: _______________________________
                                              Print Name: ___________________
                                              Its.: _________________________

                                          By: _______________________________
                                              Print Name: ___________________
                                              Its.: _________________________

                                    EXHIBIT H
                                       -2-

BIG 5 WAREHOUSE
RIVERSIDE, CALIFORNIA

                                    EXHIBIT I

                               DELIVERY CONDITION

The Delivery Condition shall include the following: finished slab with sealer, a completed building foundation, all exterior walls shall be tilted, the roof structure and roof membrane shall be completed, the on-site fire loop and hydrants shall be installed and operational, the ESFR diesel pump and pump room will be installed and operational, foil insulation will be in the process of being installed, the interior warehouse walls will be painted, the separation wall will be completed, the entire parcel will be rough graded and Building access will be from two (2) grade level doors, utilities will not be available, all smoke hatches will be installed, the sanitary sewer stubs will be in the slab per the Big 5 provided office plan, all man doors shall be installed in a lockable condition, all vertical lift loading doors shall be installed and operational, all glazing shall be installed, the aluminum store fronts shall be installed and the doors lockable, all Building inspections shall be current based upon the percentage of Building completion.

The Building/Site Work shall be constructed in accordance with the permits issued by the City of Riverside based upon the Final Building/Site Work Plans approved by the parties pursuant to the Lease.

The City of Riverside deems that the Building is in a suitable condition to commence racking and other Fixturization Work provided that Big 5 has been issued the applicable permits for such work by the City of Riverside.

                                   EXHIBIT I
                                      -1-